UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
(Amendment No.     )

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2026

NOTICE OF 2026 ANNUAL MEETING OF SHAREHOLDERS AND PROXY STATEMENT

aramark

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2026 ANNUAL MEETING OF SHAREHOLDERS

Tuesday, February 3, 2026 at 10:00 AM EST
Meeting live via:
www.virtualshareholdermeeting.com/ARMK2026

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A Message From Our Chief Executive Officer
To Our Shareholders,
When Aramark set out on its current course, we knew that growing revenue and profitability would be the main determinant of our success. Looking at our performance, we have stayed true to the goals we set, an approach that has led to three-year compound annual growth rates in revenue and profitability of 11% and 24%, respectively.
We believe that our disciplined commitment to our strategy continues to validate our hospitality approach and growth-oriented model, and it has led to some of the unprecedented numbers we achieved in Fiscal Year 2025. As an enterprise—through our people and our teams in the lines of business and countries—we have focused on a culture of hospitality, the power of collaboration, and the strength of our relationships. These are foundational and defining values, and they are essential to our success.
Here are a few more numbers that capture the year we just closed:
•Net New Business was nearly $1 billion and represented 5.6% of prior year revenue. Gross New Business set a record at $1.6 billion and 12% higher than prior year. This is due to a robust rate of new business wins—including several of our largest contracts ever—and the strongest retention rate in company history at 96.3%.
•Our Global Supply Chain and GPOs realized new purchasing spend of more than $1 billion for the second consecutive year.
•Thanks to a 27% increase in cash flow from operations and a 41% increase in free cash flow, our Leverage Ratio dropped to 3.25x. This is the lowest leverage ratio since prior to Aramark’s going private in 2007, and it grants us a range of options and a high degree of financial flexibility to create additional shareholder value, with an achievable goal of below 3x by the close of Fiscal Year 2026.
In Fiscal Year 2025, we effectively deployed Artificial Intelligence (“AI”) across the organization. In food production, Hospitality IQ optimizes the menu planning process, matching nutritional and contractual requirements with consumer preferences. With AI, Global Supply Chain and GPOs aggregates and captures spend across our more than $20 billion procurement volume, which we believe can generate significant cost savings and position us to better negotiate deals with suppliers and manufacturers. AI strengthens our operational efficiencies and enables us to scale best-in-class digital experiences.
As I mentioned above, we had several of our largest new business wins in Aramark history in Fiscal Year 2025, and they contributed to the strength of the U.S. segment’s performance. At the University of Pennsylvania Health System, we will provide patient and retail food, environmental services, patient transportation, and an integrated call center. It’s our largest contract in U.S. history and our second largest enterprise win ever. It’s also worth noting that for the second consecutive year our Healthcare+ line of business was named a Best Place to Work by Modern Healthcare magazine, this year ranking first in the Large Supplier category.
We had a large retain and grow win with Arizona State University, adding significant new business for our Collegiate Hospitality, Sports & Entertainment, and Refreshment lines of businesses. Workplace Experience Group had a very strong year, too, most notably in terms of growth.
The International segment had a strong year overall, and its fourth consecutive year of double-digit organic revenue and AOI growth. The segment realized organic revenue growth across all geographies—leading with the U.K., Canada, Ireland, Spain, and South America.
We continued to address some of the significant needs we see among the communities where we serve. Our IN2WORK program, which provides vocational training and nationally recognized certifications to justice-impacted individuals, celebrated its 20th anniversary. Since its start, the program has graduated 20,000 participants, and Aramark has hired almost 600 of them post-release.
This year, nearly 8,000 employees took part in 380 service projects to help community members in 200 cities across 13 countries during our annual Aramark Building Community Day.
In Fiscal Year 2025, we built upon our historically strong, consistent performance while advancing a number of initiatives. We now look ahead with optimism and confidence, ready to build on the momentum we’ve generated. With the net new business we delivered in Fiscal Year 2025, and what we see in the pipeline, we expect to be well-positioned to hit our Fiscal Year 2026 goals.
It is my firm belief that we are executing a proven strategy that will continue to provide ample opportunities to create value. Our job is clear: to fulfill the promises we’ve made to our shareholders, to our clients and customers, to our communities, and to ourselves.
Sincerely,
John Zillmer

John Zillmer
The reconciliation of certain financial measures presented in the above message including adjusted operating income, consolidated leverage ratio and free cash flow, to measures calculated in accordance with generally accepted accounting principles (GAAP) are provided in Annex A.

Notice of 2026 Annual Meeting of Shareholders

DATE AND TIME:
Tuesday, February 3, 2026 at 10:00 am (Eastern Standard Time)
PLACE:
Meeting live via the internet – please visit www.virtualshareholdermeeting.com/ARMK2026. To participate in the Annual Meeting, you will need the 16-digit control number included on your proxy card or on your Notice of Availability of Proxy Materials. You will not be able to attend the 2026 Annual Meeting in person.
ITEMS OF BUSINESS:

PROPOSAL 1.	To elect the 11 director nominees listed in the proxy statement to serve until the 2027 Annual Meeting of Shareholders and until their respective successors have been duly elected and qualified;

PROPOSAL 2.	To consider and vote upon a proposal to ratify the appointment of Deloitte & Touche LLP as Aramark’s independent registered public accounting firm for the fiscal year ending October 2, 2026; and

PROPOSAL 3.	To hold a non-binding advisory vote on executive compensation.
To transact such other business as may properly come before the meeting or any adjournment or postponement thereof.
RECORD DATE:
The Board of Directors has fixed December 12, 2025 as the record date for the meeting. This means that only shareholders as of the close of business on that date are entitled to receive this notice of the meeting and vote at the meeting and any adjournments or postponements of the meeting.
HOW TO VOTE:
Shareholders of record can vote their shares by using the internet or the telephone or by attending the meeting and voting online. Instructions for voting by using the internet or the telephone are set forth in the Notice of Internet Availability that has been provided to you. Shareholders of record who received a paper copy of the proxy materials also may vote their shares by marking their votes on the proxy card provided, signing and dating it, and mailing it in the envelope provided, or by attending the meeting and voting online.

By Order of the Board of Directors,

Harold B. Dichter
Secretary
December 22, 2025

Proxy Statement Summary

This summary highlights information contained elsewhere in this proxy statement, which is first being sent or made available to shareholders on or about December 22, 2025. You should read the entire proxy statement carefully before voting. For more information regarding the Company’s fiscal 2025 performance, please review Aramark’s Annual Report.
VOTING MATTERS AND BOARD RECOMMENDATIONS

Proposal	Board’s Recommendation
Proposal 1. Election of 11 Director Nominees (page 2)	FOR Each Director Nominee
Proposal 2. Ratification of Deloitte & Touche LLP as Independent Registered Public Accounting Firm for 2026 (page 20)	FOR
Proposal 3. Advisory Approval of Executive Compensation (page 23)	FOR
2026 ANNUAL MEETING OF SHAREHOLDERS

Date and Time:	Tuesday, February 3, 2026 at 10:00 am EST

Record Date:	December 12, 2025

Place:	Meeting live via the internet – please visit www.virtualshareholdermeeting.com/ARMK2026

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Corporate Governance Matters

PROPOSAL NO. 1 — ELECTION OF DIRECTORS

PROPOSAL SUMMARY
What Are You Voting On?
We are asking our shareholders to elect 11 director nominees listed below to serve on the Board of Directors (the "Board") for a one-year term. Information about the Board and each director nominee is included in this section.
Voting Recommendation
The Board recommends that you vote “FOR” each director nominee listed below. After consideration of the individual qualifications, skills and experience of each of our director nominees and his or her prior contributions to the Board, the Board believes a Board composed of the 11 director nominees would be well-balanced and effective.
The Board, upon recommendation from the Nominating, Governance and Corporate Responsibility Committee (the “Nominating Committee”), has nominated 11 directors for election at the Annual Meeting. Each of the directors elected at the Annual Meeting will hold office until the Annual Meeting of Shareholders to be held in 2027 or until his or her successor has been elected and qualified, or until his or her earlier death, resignation, removal or disqualification.
Unless contrary instructions are given, the shares represented by a properly executed proxy will be voted “FOR” each of the director nominees presented below. If, at the time of the meeting, one or more of the director nominees has become unavailable to serve, shares represented by proxies will be voted for the remaining director nominees and for any substitute director nominee or nominees designated by the Board of Directors, unless the size of the Board is reduced. The Board knows of no reason why any of the director nominees will be unavailable or unable to serve. Proxies cannot be voted for a greater number of persons than the director nominees listed.

The Board of Directors recommends a vote “FOR” each nominee for director

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OVERVIEW OF OUR DIRECTOR NOMINEES
Each of our 11 nominees has extensive leadership experience and relevant expertise and currently serves as a director for the Company. The Board undergoes an annual self-assessment and review to ensure that it has a balanced mix of skills and attributes to best oversee our business.

Director	Age	Background	Current Committee Memberships

Susan M. Cameron	67	Former Chairman and Chief Executive Officer, Reynolds American Inc.	•Compensation and Human Resources •Nominating, Governance and Corporate Responsibility

Greg Creed	68	Former Chief Executive Officer, Yum! Brands, Inc.	•Compensation and Human Resources •Finance and Technology

Brian M. DelGhiaccio	52	Executive Vice President and Chief Financial Officer, Republic Services, Inc.	•Audit •Nominating, Governance and Corporate Responsibility

Richard W. Dreiling	72	Former Chairman and Chief Executive Officer, Dollar Tree Corporation	•Compensation and Human Resources •Nominating, Governance and Corporate Responsibility
Bridgette P. Heller	64	Founder and Chief Executive Officer, The Shirley Procter Puller Foundation	•Finance and Technology •Nominating, Governance and Corporate Responsibility

Kenneth M. Keverian	68	Former Chief Strategy Officer, IBM Corporation	•Audit •Finance and Technology

Karen M. King	69	Former Executive Vice President, Chief Field Officer, McDonald’s Corp.	•Audit •Finance and Technology

Patricia E. Lopez	64	Former Chief Executive Officer, High Ridge Brands Co.	•Audit •Compensation and Human Resources

Stephen I. Sadove	74	Former Chairman and Chief Executive Officer, Saks Incorporated	•Compensation and Human Resources •Nominating, Governance and Corporate Responsibility

Kevin G. Wills	60	Chief Financial Officer, Authentic Brands Group	•Audit •Finance and Technology

John J. Zillmer	70	Chief Executive Officer, Aramark	None

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DIRECTOR NOMINEES
The following sections describe certain information regarding our director nominees as of December 22, 2025.
Director Nominee Composition
Director Nominee Skills, Experience, and Background
The Board regularly reviews the skills, experience, and background that it believes are desirable to be represented on the Board and that align with the Company’s strategic vision, and business and operations. The following is a summary of some of the skills, experience, and background that our director nominees bring to the Board:

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	Susan M Cameron	Director since: 2019	Age: 67

Former Chairman and Chief Executive Officer, Reynolds American Inc.

Biography: Susan M. Cameron most recently served as the Non-Executive Chairman of Reynolds American Inc. from May 2017 to July 2017, its Executive Chairman from January 2017 to May 2017, and its President and Chief Executive Officer and member of the board of directors from 2014 to December 2016 and 2004 to 2011. Prior to that, Ms. Cameron held various marketing, management and executive positions at Brown & Williamson Tobacco Corporation, a U.S. tobacco company. She currently serves as a director of nVent Electric plc and privately-held Thought Leaders. Ms. Cameron previously served as a director of Reynolds American Inc., R.R. Donnelley & Sons Company, and Tupperware Brands Corporation.
Skills & Qualifications: Ms. Cameron’s experience as a public company CEO, her experience on the boards of other public companies and her considerable experience in the marketing for international name-brand consumer products companies enable her to provide key leadership and strategic perspectives to the Board.

Experience Highlights:
CEO Leadership, Compensation, Human Resources & Culture, C-Suite Leadership, Public Company Board Service, Strategy Development, Traditional & Digital Marketing & Sales
Independent Director Aramark Committees:
Compensation & Human Resources (Chair); Nominating, Governance and Corporate Responsibility
Other Public Boards:
nVent Electric plc

	Greg Creed	Director since: 2020	Age: 68

Former Chief Executive Officer, Yum! Brands, Inc.

Biography: Greg Creed most recently served as the Chief Executive Officer of YUM! Brands, Inc. from January 2015 to January 1, 2020, its Chief Executive Officer of Taco Bell Division from 2011 to 2014, and as President and Chief Concept Officer of Taco Bell U.S. from 2007 to 2011 after holding various other positions with the company since 1994. Mr. Creed currently serves as the lead director of Whirlpool Corporation, and as a director of Delta Air Lines, Inc., and privately-held NetBase/Quid. He previously served as a director of YUM! Brands, Inc. and Sow Good Inc.
Skills & Qualifications: Mr. Creed’s expertise as a public company CEO for a leading global operator of quick service restaurants allows him to contribute key insights and strategic leadership to the Board. His international experience is also very valuable to the Board.

Experience Highlights:

ARMK & Related Industry Experience, CEO Leadership, Compensation, Human Resources & Culture, C-Suite Leadership, Disruptive Risk & Innovation, International Operations, Public Company Board Service, Strategy Development, Traditional & Digital Marketing & Sales

Independent Director Aramark Committees:
Compensation & Human Resources; Finance and Technology (Chair)
Other Public Boards:
Whirlpool Corporation, Delta Air Lines, Inc.

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Brian M. DelGhiaccio	Director since: 2024	Age: 52

Executive Vice President and Chief Financial Officer, Republic Services, Inc.

Biography: Brian DelGhiaccio is currently Executive Vice President and Chief Financial Officer of Republic Services, Inc., a large provider of environmental services in the U.S., and has been in such position since 2020. Prior to that, Mr. DelGhiaccio served as Executive Vice President and Chief Transformation Officer from 2019 to 2020. Before that, Mr. DelGhiaccio served as Senior Vice President, Business Transformation from 2017 to 2019, Senior Vice President, Finance from 2014 to 2017 and as Vice President, Investor Relations from 2012 to 2014. Prior to his time at Republic Services, Mr. DelGhiaccio was in the audit practice of Arthur Andersen.
Skills & Qualifications: Mr. DelGhiaccio’s executive experience as a Chief Financial Officer enables him to provide our Board with knowledgeable perspectives on accounting and auditing matters as well as strategic planning and mergers & acquisitions. The Board has determined Mr. DelGhiaccio to be an audit committee financial expert.

Experience Highlights:
Accounting & Finance, C-Suite Leadership, Corporate Finance & Capital Markets, M&A & Business Development, Strategy Development
Independent Director Aramark Committees:
Audit; Nominating, Governance and Corporate Responsibility
Other Public Boards:
None

Richard W. Dreiling	Director since: 2024	Age: 72

Former Chairman and Chief Executive Officer, Dollar Tree Corporation

Biography: Richard Dreiling is the former Executive Chairman and Chief Executive Officer of Dollar Tree, Inc., a leading operator of discount variety stores, serving as Chief Executive Officer from January 2023 to November 2024 and Executive Chairman from March 2022 to November 2024. Before joining Dollar Tree, Mr. Dreiling served as the Chairman and Chief Executive Officer of Dollar General Corporation, serving as Chief Executive Officer from January 2008 until June 2015 and Chairman of the board of directors from December 2008 until January 2016. He was previously the Chief Executive Officer, President and a director of Duane Reade Holdings, Inc. and Duane Reade, Inc. from November 2005 until January 2008, and Chairman of the Board of Duane Reade from March 2007 until January 2008. Prior to that, beginning in March 2005, Mr. Dreiling served as Executive Vice President - Chief Operating Officer of Longs Drug Stores Corporation, an operator of a chain of retail drug stores on the West Coast and Hawaii, after having joined Longs in July 2003 as Executive Vice President and Chief Operations Officer. From 2000 to 2003, Mr. Dreiling served as Executive Vice President - Marketing, Manufacturing and Distribution at Safeway, Inc. Prior to that, Mr. Dreiling served from 1998 to 2000 as President of Vons, a southern California food and drug division of Safeway. Mr. Dreiling currently serves as a director of Lowes Companies, Inc. He previously served as a director of Aramark, Kellanova (formerly known as Kellogg Company), and PulteGroup, Inc.
Skills & Qualifications: Mr. Dreiling's over 50 years of retail industry experience at all operating levels adds significant value to the Board. Mr. Dreiling has served as Chief Executive Officer of multiple large public companies and was previously a director of Aramark from 2016 to 2022. He brings to the Board valuable insight and leadership as a result of that experience.

Experience Highlights:
Accounting & Finance, ARMK & Related Industry Experience, CEO Leadership, C-Suite Leadership, Corporate Finance & Capital Markets, Strategy Development
Independent Director Aramark Committees:
Compensation & Human Resources; Nominating, Governance and Corporate Responsibility
Other Public Boards:
Lowes Companies, Inc.

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	Bridgette P. Heller	Director since: 2021	Age: 64

Founder and Chief Executive Officer, The Shirley Procter Puller Foundation

Biography: Bridgette P. Heller is the founder and CEO of the Shirley Proctor Puller Foundation, a small non-profit committed to generating better educational outcomes for underserved children in St. Petersburg, Florida. Previously, Ms. Heller served as the Executive Vice President and President of Nutricia, the Specialized Nutrition Division of Danone from July 2016 to August 2019. From 2010 to 2015, she served as Executive Vice President of Merck & Co., Inc. and President of Merck Consumer Care. Prior to joining Merck, Ms. Heller was President of Johnson & Johnson’s Global Baby Business Unit from 2007 to 2010 and President of its Global Baby, Kids, and Wound Care business from 2005 to 2007. She also worked for Kraft Foods from 1985 to 2002, ultimately serving as Executive Vice President and General Manager for the North American Coffee Portfolio. Ms. Heller serves as a director of Dexcom, Inc., Integral Ad Science Holding Corp., Novartis AG, and privately-held Newman’s Own Inc. She previously served as a director of Tech Data Corporation and ADT Corporation.
Skills & Qualifications: Ms. Heller’s substantial experience and expertise in the food and nutrition industries provides the Board with key insights on that significant portion of the Company’s business as well as consumer focused businesses generally.

Experience Highlights:
C-Suite Leadership, International Operations, Public Company Board Service, Strategy Development, Traditional & Digital Marketing & Sales
Independent Director Aramark Committees:
Finance and Technology; Nominating, Governance and Corporate Responsibility
Other Public Boards:
DexCom, Inc., Novartis AG, Integral Ad Science Holding Corp.

	Kenneth M. Keverian	Director since: 2022	Age: 68

Former Chief Strategy Officer, IBM Corporation

Biography: Kenneth M. Keverian currently serves as a Senior Advisor to Boston Consulting Group, a global consulting firm, and as advisor to several other companies. From 2014 until July 2020, Mr. Keverian was the Chief Strategy Officer of IBM Corporation. Prior to joining IBM Corporation, Mr. Keverian was a Senior Partner of Boston Consulting Group, where he served clients in the computing, transportation, consumer, retail, media and entertainment sectors from 1988 until 2014. Prior to that, he was a Development Team Leader for AT&T Bell Laboratories.
Skills & Qualifications: Mr. Keverian’s extensive experience developing business strategies and executable plans for complex organizations, including over 30 years in the technology industry, provides important insights to the Board.

Experience Highlights:
ARMK & Related Industry Experience, C-Suite Leadership, Disruptive Risk & Innovation, IT & Cyber Security, M&A and Business Development, Strategy Development
Independent Director Aramark Committees:
Audit; Finance and Technology
Other Public Boards:
None

7

Karen M. King	Director since: 2019	Age: 69

Former Executive Vice President, Chief Field Officer, McDonald’s Corp.

Biography: Karen M. King is the former Executive Vice President, Chief Field Officer of McDonald’s Corp. from 2015 to 2016. Prior to that, Ms. King held various management and executive positions at McDonald’s Corp. since 1994, including having served as its Chief People Officer, President, East Division, Vice-President, Strategy and Business Development and General Manager and Vice President, Florida Region, among others. Ms. King currently serves as a director of the privately-owned Altamonte Capital Partners and Mini Melts USA.
Skills & Qualifications: Ms. King’s substantial experience and expertise in field operations and talent development for a high head count business in the quick service food industry provides the Board with key insights and perspective on operations, consumer focused marketing and service delivery.

Experience Highlights:
ARMK & Related Industry Experience, C-Suite Leadership, IT & Cyber Security, Strategy Development
Independent Director Aramark Committees:
Audit; Finance and Technology
Other Public Boards:
None

Patricia E. Lopez	Director since: 2022	Age: 64

Former Chief Executive Officer, High Ridge Brands Co.

Biography: Patricia E. Lopez most recently served as Chief Executive Officer and member of the board of directors of High Ridge Brands Co., a Clayton, Dubilier & Rice Company, from 2017 until April 2020. Before joining High Ridge Brands Co., Ms. Lopez served as a Senior Vice President of The Estée Lauder Companies Inc. from 2015 until 2016 and Chief Marketing Officer of Avon Products, Inc. from 2012 until 2015. Prior to that, Ms. Lopez worked for The Procter & Gamble Company from 1983 to 2012, where she held various roles in the Latin America and United States before ultimately serving as Vice President and General Manager of Eastern Europe in Russia. Ms. Lopez currently serves as a director of Domino’s Pizza, Inc. and the privately-owned Recreational Equipment, Inc. She previously served as a director of Express, Inc.
Skills & Qualifications: Ms. Lopez’s diverse global business experience in both marketing and operations as well as her experience on the boards of other public companies provides key insights to the Board.

Experience Highlights:
CEO Leadership, C-Suite Leadership, International Operations, Public Company Board Service, Strategy Development, Traditional & Digital Marketing & Sales
Independent Director Aramark Committees:
Audit; Compensation & Human Resources
Other Public Boards:
Domino’s Pizza, Inc.

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	Stephen I. Sadove	Director since: 2013	Age: 74

Former Chairman and Chief Executive Officer, Saks Incorporated

Biography: Stephen I. Sadove is currently principal of Stephen Sadove & Associates and a founding partner of JW Levin Partners. He served as Chief Executive Officer of Saks Incorporated from 2006 until November 2013 and Chairman and CEO from May 2007 until November 2013. He was Chief Operating Officer of Saks from 2004 to 2006. Prior to joining Saks in 2002, Mr. Sadove was with Bristol-Myers Squibb Company from 1991 to 2002, first as President, Clairol from 1991 to 1996, then President, Worldwide Beauty Care from 1996 to 1997, then President, Worldwide Beauty Care and Nutritionals from 1997 to 1998, and finally, Senior Vice President and President, Worldwide Beauty Care. He was employed by General Foods Corporation from 1975 to 1991 in various managerial roles, most recently as Executive Vice President and General Manager, Desserts Division from 1989 until 1991. Mr. Sadove currently serves as a director of Park Hotels & Resorts Inc., Movado Group, Inc. and privately-owned Belk, Inc. and Waterloo Sparkling Water. He previously served as director of Colgate Palmolive Company, Ruby Tuesday, Inc., and J.C. Penney Company, Inc.
Skills & Qualifications: Mr. Sadove’s extensive knowledge of financial and operational matters in the retail industry, including as to technology matters, and his experience as a public company Chief Executive Officer are highly valuable to the Board. In addition, Mr. Sadove’s service on a number of public company boards provides important insights to the Board on governance and similar matters.

Experience Highlights:
ARMK & Related Industry Experience, CEO Leadership, C-Suite Leadership, International Operations, Public Company Board Service, Strategy Development, Traditional & Digital Marketing & Sales
Independent Director Aramark Committees:
Compensation & Human Resources; Nominating, Governance and Corporate Responsibility (Chair)
Other Public Boards:
Park Hotels & Resorts Inc., Movado Group, Inc.

	Kevin G. Wills	Director since: 2023	Age: 60

Chief Financial Officer, Authentic Brands Group

Biography: Kevin G. Wills is currently Chief Financial Officer of Authentic Brands Group, a leading owner of sports, lifestyle and entertainment intellectual property. Prior to joining Authentic Brands Group, he served as Chief Financial Officer of Pilot Company, a private company, from 2019 to 2023, and Chief Financial Officer of Tapestry Incorporated, a publicly traded company, from 2017 to 2019. Mr. Wills was formerly an independent director of Tivity Health, for which he was the Audit Committee Chair for two years and the Chairman of the Board for five years.
Skills & Qualifications: Mr. Wills' executive experience as a Chief Financial Officer for several large companies provides the board with invaluable insights on accounting and auditing matters, strategy, corporate finance, and mergers and acquisitions. The Board has determined Mr. Wills to be an audit committee financial expert.

Experience Highlights:
Accounting & Finance, Corporate Finance & Capital Markets, C-Suite Leadership, M&A and Business Development, Public Company Board Service, Strategy Development
Independent Director Aramark Committees:
Audit (Chair); Finance and Technology
Other Public Boards:
None

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John J. Zillmer	Director since: 2019	Age: 70

Chief Executive Officer, Aramark

Biography: John J. Zillmer has been our Chief Executive Officer since October 2019. Prior to joining us, Mr. Zillmer served as Chief Executive Officer and Executive Chairman of Univar from 2009 until 2012. Prior to that, Mr. Zillmer served as Chairman and Chief Executive Officer of Allied Waste Industries from 2005 to 2008 and in various positions at Aramark, including Vice President of Operating Systems, Regional Vice President, Area Vice President, Executive Vice President Business Dining Services, President of Business Services Group, President of International and President of Global Food and Support Services, from 1986 to 2005. Mr. Zillmer serves on the board of directors as Non-Executive Chair of CSX Corporation, as well as a director of Ecolab, Inc. Mr. Zillmer was formerly on the board of directors of Veritiv Corporation, Performance Food Group (PFG) Company, Inc. and Reynolds American, Inc.
Skills & Qualifications: Having served as our CEO since October 2019 and with over 30 years of experience in the managed food and services hospitality industry, including 29 years with Aramark, Mr. Zillmer’s extensive knowledge of the Company and the industries in which it is engaged are invaluable to the Board. In addition, Mr. Zillmer’s experience prior to joining Aramark as a Chief Executive Officer of two public companies provides key leadership experience and perspective and is greatly valued by the Board.

Experience Highlights:

ARMK & Related Industry Experience, CEO Leadership, C-Suite Leadership, Compensation, Human Resources & Culture, International Operations, M&A and Business Development, Public Company Board Service, Strategy Development, Supply Chain, Traditional & Digital Marketing & Sales

Independent Director Aramark Committees:
None
Other Public Boards:
CSX Corporation, Ecolab, Inc.

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CORPORATE GOVERNANCE
Board Structure and Leadership
The Board manages or directs the business and affairs of the Company, as provided by Delaware law, and conducts its business through meetings of the Board and four standing committees: the Audit Committee, the Compensation and Human Resources Committee (the “Compensation Committee”), the Nominating, Governance and Corporate Responsibility Committee (the “Nominating Committee”) and the Finance and Technology Committee (the “Finance Committee”). The Board is currently led by Mr. Sadove, our Chairman.
The Board, upon the recommendation of the Nominating Committee, has determined that, at this time, having a separate Chairman and Chief Executive Officer is the best board organization for Aramark. Ten of the eleven Board nominees, if elected, will be independent directors. The Board’s committees are composed solely of, and chaired by, independent directors. Our independent directors meet at each regularly scheduled Board meeting in separate executive sessions, without Mr. Zillmer present, chaired by the Chairman.
Aramark’s strong Board, with an independent Chairman and independent committee chairs, ensures that the Board, and not the Chief Executive Officer alone, determines the Board’s areas of focus.
Director Independence and Independence Determinations
Under our Corporate Governance Guidelines and New York Stock Exchange ("NYSE") listing standards, a director is not independent unless the Board affirmatively determines that he or she does not have a direct or indirect material relationship with the Company or any of its subsidiaries.
The Board has established guidelines for director independence to assist it in making independence determinations, which conform to the independence requirements in the NYSE listing standards. In addition to applying these guidelines, which are set forth in our Corporate Governance Guidelines, the Board will consider all relevant facts and circumstances in making an independence determination. Our Corporate Governance Guidelines provide that none of the following relationships will disqualify any director or nominee from being considered “independent” and such relationships will be deemed to be an immaterial relationship with Aramark:
•A director’s or a director’s immediate family member’s ownership of five percent or less of the equity of an organization that has a relationship with Aramark;
•A director’s service as an executive officer or director of or employment by, or a director’s immediate family member’s service as an executive officer of, a company that makes payments to or receives payments from Aramark for property or services in an amount which, in any fiscal year, is less than the greater of $1 million or two percent of such other company’s consolidated gross revenues; or
•A director’s service as an executive officer of a charitable organization that received annual contributions from Aramark and its charitable foundation that have not exceeded the greater of $1 million and two percent of the charitable organization’s annual gross revenues (Aramark’s automatic matching of employee contributions will not be included in the amount of Aramark’s contributions for this purpose).
The policy of the Board is to review the independence of all directors at least annually. The Nominating Committee undertook its annual review of director independence and made a recommendation to the Board of Directors regarding director independence. In making its independence determinations, the Nominating Committee and the Board considered various transactions and relationships between Aramark and the directors or nominees or between Aramark and certain entities affiliated with a director or nominee. As a result of this review, the Board affirmatively determined that each of Messrs. Creed, DelGhiaccio, Dreiling, Keverian, Sadove, and Wills, and Mses. Cameron, Heller, King and Lopez is independent under the guidelines for director independence set forth in our Corporate Governance Guidelines and for purposes of applicable NYSE standards. In addition, at the committee level, the Board has also determined that each member of the Audit Committee is “independent” for purposes of Rule 10A-3 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and each member of the Compensation Committee is independent for purposes of applicable NYSE standards.
Board Assessment
The Board is focused on enhancing its performance through a rigorous assessment process of the effectiveness of the Board and its committees in order to increase shareholder value. We have designed our Board evaluation process to solicit input and perspective from all of our directors on various matters, including:
•the effectiveness of the Board and its operations;
•the Board’s leadership structure;
•Board composition, including the directors’ capabilities, experiences and knowledge;
•the quality of Board interactions; and
•the effectiveness of the Board’s committees.

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As set forth in its charter, the Nominating Committee oversees the Board and committee evaluation process. Annually, the Nominating Committee determines the appropriate form of evaluation and considers the design of the process to ensure it is both meaningful and effective. In 2025, the Board engaged an independent third party to assist in the evaluation of the Board and its committees. The results of this process were reviewed by the Chairman of the Nominating Committee and presented to the full Board by the independent third party.
Board Committees and Meetings
The Board held five meetings during fiscal 2025. During fiscal 2025, each director attended at least 75% of the aggregate of all Board meetings and all meetings of committees on which he or she served, in each case with respect to the portion of fiscal 2025 that they each served. All Aramark directors standing for election are expected to attend the annual meeting of shareholders. All of the directors who stood for re-election in 2025 attended the 2025 Annual Meeting.
Each of our four standing committees operates under a written charter approved by the Board. The charters of each of our standing committees are available in the Investor Relations section of our website at www.aramark.com.
The current composition of each Board committee is set forth below:

Director	Audit Committee*	Compensation Committee	Finance Committee	Nominating Committee

John J. Zillmer

Susan M. Cameron		Chair		X

Greg Creed		X	Chair

Brian M. DelGhiaccio	X#			X

Richard W. Dreiling		X		X

Bridgette P. Heller			X	X

Kenneth M. Keverian	X		X

Karen M. King	X		X

Patricia Lopez	X	X

Stephen I. Sadove, Chairman		X		Chair

Kevin G. Wills	Chair #		X

Meetings in fiscal 2025	8	5	4	4
*    All members of the Audit Committee are financially literate within the meaning of the NYSE listing standards.
#    The Board has determined that each of Mr. DelGhiaccio and Mr. Wills is an “audit committee financial expert” as such term is defined in Item 407(d)(5) of Regulation S-K. A description of the financial expertise of Mr. DelGhiaccio and Mr. Wills accompanies their biographies on pages 6 and 9, respectively.

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Committee	Responsibilities

Audit Committee
•Prepares the audit committee report required by the U.S. Securities and Exchange Commission (the “SEC”) to be included in our proxy statement
•Assists the Board in overseeing and monitoring the quality and integrity of our financial statements
•Oversees the Company’s management of enterprise risk and monitors our compliance with legal and regulatory requirements
•Oversees the Company’s Information Technology ("IT") Security Program
•Oversees the work of the internal auditors and the qualifications, independence, and performance of our independent registered public accounting firm

Compensation and Human Resources Committee
•Sets our compensation program and compensation of our executive officers and recommends the compensation program for our directors
•Monitors our incentive and equity-based compensation plans and reviews our contribution policy and practices for our retirement benefit plans
•Prepares the compensation committee report required to be included in our proxy statement and annual report under the rules and regulations of the SEC
•Oversees Human Capital Management and inclusion

Nominating, Governance and Corporate Responsibility Committee
•Identifies individuals qualified to become new members of the Board, consistent with criteria approved by the Board of Directors
•Reviews the qualifications of incumbent directors to determine whether to recommend them for reelection and selecting, or recommending that the Board select, the director nominees for the next annual meeting of shareholders
•Identifies Board members qualified to fill vacancies on any Board committee and recommends that the Board appoint the identified member or members to the applicable committee
•Reviews the succession planning for the Chief Executive Officer
•Reviews and recommends to the Board applicable corporate governance guidelines
•Oversees the evaluation of the Board and handles such other matters that are specifically delegated to the Committee by the Board from time to time
•Oversees the Company’s Environmental, Social and Governance activities except for those matters specifically reserved for other committees

Finance and Technology Committee
•Reviews our long-term business and financial strategies and plans
•Reviews with management and recommends to the Board our overall financial plans, including operating budget, capital expenditures, acquisitions and divestitures, securities issuances, incurrences of debt and the performance of our retirement benefit plans, and recommends to the Board specific transactions involving these matters
•Approves certain financial commitments and acquisitions and divestitures by the Company up to specified levels
•Reviews and advises the Board on the Company’s technology strategy, including related to IT

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Oversight of Risk Management
Aramark’s management is responsible for day-to-day risk management activities. The Board, acting directly and through its committees, is responsible for the oversight of Aramark’s risk management.
Our Audit Committee periodically reviews our accounting, reporting and financial practices, including the integrity of our financial statements, the oversight of administrative and financial controls and our compliance with legal and regulatory requirements. In addition, our Audit Committee reviews risks related to compliance with ethical standards, including our Business Conduct Policy, the Company’s approach to enterprise risk management and operational risks, including those related to information security and system disruption. With respect to cybersecurity, the Audit Committee monitors Aramark’s cybersecurity risk profile and receives regular reports from management on all matters related to cybersecurity. Through its regular meetings with management, including the accounting, finance, legal, information technology and internal audit functions, our Audit Committee reviews and discusses the risks related to its areas of oversight. Our Finance Committee focuses on financial risks associated with the Company’s capital structure and acquisitions and divestitures that the Company is considering. Our Compensation Committee oversees compensation-related risk management, as discussed further in this proxy statement under “Compensation Matters-Compensation Discussion and Analysis-Compensation Risk Disclosure.” Our Nominating Committee oversees risks associated with board structure and other corporate governance policies and practices, including those related to environmental, social and governance ("ESG") goals and objectives that relate to areas within the Nominating Committee's responsibilities.
Our Chief Executive Officer and other executive officers regularly report to the non-executive directors and the Audit, the Compensation, the Nominating and the Finance Committees to ensure effective and efficient oversight of our activities and to assist in proper risk management and the ongoing evaluation of management controls. In addition, the Board receives periodic detailed operating performance reviews from management. Our Vice President of Internal Audit reports functionally and administratively to our Chief Financial Officer and directly to the Audit Committee. We believe that the leadership structure of the Board provides appropriate risk oversight of our activities.
Be Well. Do Well. Our Sustainability Platform
Board and Management Oversight
The Nominating Committee and the Board oversee, and support implementation of, our Be. Well. Do. Well. ESG goals and objectives, other than those relating to Global Inclusion, which are overseen by the Compensation Committee, and those relating to ethics and compliance issues, which are overseen by the Audit Committee. Be Well. Do Well., our Sustainability platform, articulates the Company’s priorities and centers on positively promoting people, planet, and principles as core elements of Aramark’s business strategy and purpose. Delivery of Be Well. Do Well. is globally supported and driven by leaders of our Sustainability; Global Inclusion; Safety; and Compliance organizations. The Vice President of Enterprise Sustainability and other members of senior management report to the Nominating Committee quarterly, as well as other committees on an ad hoc basis, regarding key recommendations, progress, and outcomes related to our Be. Well. Do. Well. program goals. The Vice President of Global Inclusion reports to the Compensation Committee periodically.
Our executive leadership team oversees execution of our Be. Well. Do. Well. platform. Specifically, our executive leaders who report to the CEO, are responsible for setting direction and driving accountability as we address material issues, work with key stakeholders, and track and report our progress.
Collectively, our global sustainability, safety, compliance, and inclusion leaders and teams support the executive leaders and are responsible for embedding our initiatives across our lines of business, identifying significant emerging issues, and driving measurable progress. A Sustainability Community of Practice, led and supported by our Enterprise Sustainability function, drives cross-business collaboration, strategic alignment, and program implementation across the global organization. Together, our subject matter experts, business teams, and governance bodies work to anticipate future challenges and opportunities, manage risks, and identify innovative ideas to drive continual performance improvements.
Sustainability Begins with Integrity
Sustainability begins with integrity, and our Business Conduct Policy ("BCP") codifies the rules that guide our employees, including a sustainability section which requires that goals and performance reporting are accurate and truthful. We are committed to conducting business according to the highest ethical standards and in compliance with the law. Our BCP details our commitment to operating ethically and transparently, explaining the basic rules and principles that apply to every Aramark team member. Annual training addresses anti-corruption, and the workplace environment, accurate books and records, privacy and confidentiality, and safety, as well as how to report potential BCP violations.
Priorities and Goals
Be Well. Do Well. drives our sustainability efforts and aligns with our vision for our future, focused on people, planet and the ethical integrity of our operations. Our goals and programs convey our priorities and ambitions, focus our efforts, and inspire our organization. Through this platform, we strive to reduce inequity, support and grow our communities, promote inclusion, and protect our planet, while continuously strengthening the core foundation and long-term value proposition of our business.
Our priorities include commitments to: engage our employees; empower healthy consumers; build local communities; source responsibly; reduce our greenhouse gas emissions; minimize food waste; and embed circularity by reducing our reliance on single-use disposables. We have identified key performance indicators ("KPIs") and targets to drive outcomes against these priorities. Following a strategic review in 2025, we plan to publish a refresh of our Be Well. Do Well. programs and priorities in early 2026.

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We are proud of the progress we made across Be Well. Do Well. during fiscal 2025, including:
•We substantially reduced our Scope 1 and 2 emissions while making continuous progress on our food waste and single use disposable reduction efforts.
•We maintained or improved scores from several prominent ratings services, including MSCI, Sustainalytics, EcoVadis and S&P Global.
•We received positive recognition for our sustainability initiatives from Fair360, Points of Light, Disability:IN, DiversityComm, Inc., Newsweek, Mediacorp Canada, Inc., and Green Restaurant Association.

•In April 2025, more than 3,000 volunteers participated in our global day of service, Aramark Building Community (ABC) Day, in projects that positively impacted communities we serve globally. Volunteers in 13 countries mobilized to focus resources locally that increase hospitality workforce readiness, improve food access, and create more sustainable environments and community spaces.
Reporting
On our journey of continuous improvement, we are committed to data transparency and accuracy as we work to deliver our Be Well. Do Well. commitments and targets. We have been reporting to CDP (formerly Carbon Disclosure Project), a global non-profit that manages a leading environmental disclosure platform, for more than 10 years. Our 2025 Be Well. Do Well. Progress Report, expected to be released in early 2026, will report on our Sustainability commitments and goals. The data and KPIs we report align with multiple reporting frameworks and standards, including the Sustainability Accounting Standards Board, the Global Reporting Initiative, and the Task Force for Climate-Related Financial Disclosures.
Management Succession Planning
The Board’s responsibilities include succession planning for the Chief Executive Officer and other executive officer positions. The Nominating Committee oversees the development and implementation of our succession plans for the Chief Executive Officer, and the

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Compensation Committee oversees succession plans for other key executives. At least once annually, the Chief Executive Officer provides the Board with an assessment of senior leaders and their potential to succeed to the position of Chief Executive Officer. This assessment is developed in consultation with the Chair of the Nominating Committee. High potential executives meet regularly with the members of the Board.
Executive Sessions
From time to time, and, consistent with our Corporate Governance Guidelines, at least at its regular quarterly meetings, the Board meets in executive session without members of management present. The Chairman presides at these executive sessions.
Code of Conduct
Our Business Conduct Policy, which applies to all of our directors, officers and employees, including our principal executive officer, principal financial officer and principal accounting officer, is available on the Investor Relations section of our website at www.aramark.com. Our Business Conduct Policy contains a “code of ethics,” as defined in Item 406(b) of Regulation S-K. We will make any legally required disclosures regarding amendments to, or waivers of, provisions of our code of ethics on our Internet website.
Securities Trading Policy
We have adopted a Securities Trading Policy governing the purchase, sale, and/or other dispositions of our securities by employees and directors of the Company and by the Company itself. We believe that the Securities Trading Policy is reasonably designed to promote compliance with insider trading laws, rules and regulations, and the exchange listing standards applicable to us. A copy of our Securities Trading Policy was filed as Exhibit 19 to our Annual Report on Form 10-K for the year ended September 27, 2024.
Committee Charters and Corporate Governance Guidelines
The charters of the Compensation Committee, the Nominating Committee, the Audit Committee and the Finance Committee and our Corporate Governance Guidelines are available under the Investor Relations section of our website at www.aramark.com. Please note that all references to our website in this Proxy Statement are intended to be inactive textual references only. Copies of our Business Conduct Policy, the charters of the Compensation Committee, the Nominating Committee, the Audit Committee and the Finance Committee and our Corporate Governance Guidelines also are available at no cost to any shareholder who requests them by writing or telephoning us at the following address or telephone number:
Aramark
2400 Market Street
Philadelphia, PA 19103
Attention: Investor Relations
Telephone: (215) 409-7287
Director Nomination Process
The Nominating Committee does not set specific, minimum qualifications that directors must meet in order for the Nominating Committee to recommend them to the Board. Rather, it believes that directors and director candidates should be evaluated based on their individual merits, taking into account Aramark’s needs and the composition of the Board. In nominating a slate of directors, the Nominating Committee’s objective is to select individuals with skills and experience that can be of assistance in operating our business and providing effective oversight of the Company’s strategy and management. The Nominating Committee will consider candidates recommended by shareholders and all candidates are evaluated in the same manner regardless of who recommended such candidate for nomination. When reviewing the qualifications of potential director candidates, the Nominating Committee considers:
•whether individual directors possess the following personal characteristics: integrity, education, accountability, business judgment, business experience, reputation and high performance standards, and
•all other factors it considers appropriate, which may include accounting and financial expertise; industry knowledge; experience in compensation, human resources and culture; strategy development experience; CEO and senior management leadership experience; prior public company board service; international operations experience; corporate finance and capital markets experience; mergers and acquisitions and business development experience; supply chain experience; IT and cybersecurity experience; experience in R&D and innovation; both traditional and digital marketing and sales; experience with disruptive risk and innovation; age, gender and ethnic and racial background; civic and community relationships; existing commitments to other businesses; potential conflicts of interest with other pursuits; legal considerations, such as antitrust issues; and the size, composition and combined expertise of the existing Board.

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The Board believes that, as a whole, it should strive to possess the following core competencies: accounting and finance, management, crisis response, industry knowledge, international leadership and strategy/vision, among others. While the Board does not have a formal policy with regard to diversity, the Nominating Committee and the Board strive to ensure that the Board is composed of individuals who together possess a breadth and depth of experience relevant to the Board’s oversight of Aramark’s business and strategy and a diversity of backgrounds and perspective in order to effectively understand the needs of our employees, clients and customers.
Proxy Access
Our By-laws, as amended, permit a shareholder, or a group of up to 20 shareholders, that has continuously owned for three years at least 3% of the Company’s outstanding common shares, to nominate and include in the Company’s annual meeting proxy materials up to the greater of two directors or 20% of the number of directors serving on the Board, provided that the shareholder(s) and the nominee(s) satisfy the requirements specified in our By-laws. For further information regarding submission of a director nominee using the Company’s proxy access By-law provision, see “General Information – 2027 Annual Shareholders Meeting – How can I nominate a director or submit a Shareholder proposal for the 2027 Annual Meeting of Shareholders?”.
Board Refreshment
The Board and the Nominating Committee regularly consider the long-term composition of our Board and how the members of our Board change over time. The Board and Nominating Committee also consider the skills, experience, and backgrounds needed for the Board as our business and the industries and sectors in which we do business evolve. The Board and Nominating Committee also understand the importance of Board refreshment and aim to strike a balance between the knowledge that comes from longer-term service on the Board with the new experience, ideas and energy that can come from adding directors to the Board. Assuming the election of this year’s proposed director nominees is successful, we believe we will have a good balance between directors with experience with the Company and newer directors with fresh perspectives, constituting a strong, independent Board that will be well-positioned to navigate the current challenging business environment and accelerate the Company’s growth.

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DIRECTOR COMPENSATION
Annual Cash Compensation for Board Service
In fiscal 2025 until January 24, 2025, each non-employee director received cash compensation at an annual rate of $105,000 for service on the Board, payable quarterly in arrears. The Chairman received an additional annual cash fee of $100,000. Additionally, the chairpersons of the Audit Committee and Compensation Committee were eligible to receive an additional annual cash retainer of $30,000 and the chairpersons of the Nominating Committee and Finance Committee were eligible to receive an additional annual cash retainer of $20,000, provided, in each case, that such committee chairperson was a non-employee director.
Effective January 24, 2025, the annual cash compensation amount for non-employee directors increased to an annual rate of $110,000, and the additional annual cash retainer of the chairperson of the Finance Committee increased to $25,000.
Directors who join the Board during the fiscal year or serve as a committee chairperson for a portion of the fiscal year receive a prorated amount of the relevant annual cash compensation.
In fiscal 2025, Messrs. Creed, Sadove, Wills, and Ms. Cameron were entitled to receive additional fees for serving as Chairman and/or chairing the Nominating, Audit, Compensation or Finance Committee. Mr. Sadove has declined his receipt of the retainer for serving as chairperson of the Nominating Committee.
Annual Deferred Stock Unit Grant
Under the Company’s director compensation policy, which had been in effect from August 2, 2022 until January 24, 2025, non-employee directors were eligible for an annual grant of deferred stock units (“DSUs”) with a value of $175,000 on the date of the annual meeting of shareholders.
On January 24, 2025, which coincided with the date of the 2025 annual meeting and the date of the annual grant of DSUs, the value of the annual DSU grant was increased to $195,000. The Chairman of the Board is also entitled to an additional grant of DSUs with a value of $100,000 on the date of each annual meeting of shareholders.
Directors have the right to elect whether the DSUs granted will deliver shares on: (i) the vesting date of the DSUs or (ii) the first day of the seventh month after the date the director ceases to serve on the Board. Directors who are appointed to the Board during the year are entitled to a prorated grant of DSUs for the year they join the Board.
In accordance with the director compensation policy, each member of the Board who was not an employee of the Company received a grant of $195,000 of DSUs under the 2023 Management Stock Incentive Plan (the “2023 Stock Plan”) on January 24, 2025. Mr. Sadove, as Chairman, received an additional grant of approximately $100,000 of DSUs under the 2023 Stock Plan. Mr. Dreiling was appointed to the Board on December 9, 2024 and received an additional pro rata grant on January 24, 2025 to account for his time in service from December 9, 2024 to the date of the 2025 Annual Meeting.
All of these DSUs will vest on the day prior to the Company’s first annual meeting of shareholders that occurs after the grant date, subject to the director’s continued service on the Board through the vesting date, and will be settled in shares of the Company’s common stock pursuant to each director’s election as described above. All DSUs accrue dividend equivalents from the date of grant until the date of settlement.
Ownership Guidelines
The Compensation Committee has adopted a minimum ownership guideline, providing that each director must retain at least five times the value of the annual cash retainer in shares of common stock or DSUs, and that the required level of ownership be attained by five years after the director’s start date. All of our non-employee directors are in compliance with the ownership guideline or have not yet completed their fifth year as a director.
Director Deferred Compensation Plan
Non-employee directors are able to elect with respect to all or a portion of their cash board retainer fees to (i) receive all or a portion of such cash fees in the form of DSUs or (ii) defer all or a portion of such cash fees under our 2005 Deferred Compensation Plan. The DSUs that a director elects to receive in lieu of cash fees awarded under our 2023 Stock Plan will be fully vested upon grant and settled in shares of our common stock on the first day of the seventh month after the director ceases to serve on the Board. Cash amounts that a director elects to defer under the unfunded 2005 Deferred Compensation Plan are credited at an interest rate based on Moody’s Long Term Corporate Baa Bond Index rate for October of the previous year, which was 5.63% beginning January 1, 2025. From October 1, 2024 until December 31, 2024, we credited amounts deferred with an interest rate equal to 6.63%. The 2005 Deferred Compensation Plan permits participants to select a payment date and payment schedule at the time they make their deferral election, subject to a three-year minimum deferral period. All or a portion of the amount then credited to a deferral account may be withdrawn if the withdrawal is necessary in light of a severe financial hardship.
The interest rate for 2005 Deferred Compensation Plan will be adjusted on January 1, 2026, based on the Moody’s Long Term Corporate Baa Bond Index rate for October 2025 which was 5.74%.

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Other Benefits
All directors are eligible for an annual matching contribution to a college or other non-profit organization in an amount up to $10,000 and directors are also eligible for matching contributions in an amount up to $10,000 in response to natural disasters through the Company’s community involvement efforts to the same extent as employees of the Company.
Director Compensation Table for Fiscal 2025
The following table sets forth compensation information for our non-employee directors in fiscal 2025.

NAME	FEES EARNED OR PAID IN CASH(1) ($)	STOCK AWARDS(2) ($)	CHANGE IN PENSION VALUE AND NQ DEFERRED COMPENSATION EARNINGS(3) ($)	ALL OTHER COMPENSA- TION(4) ($)	TOTAL ($)
Susan M. Cameron	138,379	195,000	—	—	333,379
Greg Creed	131,758	195,000	—	10,000	336,758
Brian M. DelGhiaccio	108,379	195,000	—	10,000	313,379
Richard W. Dreiling(5)	87,610	217,386	—	—	304,996
Bridgette P. Heller	108,379	195,000	—	10,000	313,379
Kenneth M. Keverian	108,379	195,000	—	10,000	313,379
Karen M. King	108,379	195,000	—	10,323	313,702
Patricia E. Lopez	108,379	195,000	117	—	303,496
Stephen I. Sadove	208,379	295,035	—	23,884	527,298
Kevin G. Wills	138,379	195,000	930	7,500	341,809
(1)Includes base director retainers at an annual rate of $105,000 until January 24, 2025, and an annual rate of $110,000 after that date, as well as a Chairman retainer at an annual rate of $100,000 for Mr. Sadove. Committee chairperson retainers at an annual rate of $30,000 were provided to Mr. Wills and Ms. Cameron for chairing the Audit Committee and the Compensation Committee and a retainer at an annual rate of $20,000 was provided to Mr. Creed for chairing the Finance Committee until January 24, 2025, when the Finance Committee chair retainer was increased to an annual rate of $25,000. Mr. Sadove has declined his receipt of the retainer for serving as chairperson of the Nominating Committee. Messrs. Dreiling and Creed (inclusive of chair retainer) elected to defer 100% of their respective cash retainers into DSUs and Ms. Lopez and Mr. Wills (inclusive of chair retainer) elected to defer 100% of their respective cash retainers under the 2005 Deferred Cash Plan.
(2)Represents the aggregate grant date fair value computed in accordance with FASB ASC Topic 718 with respect to the 5,000 DSUs granted to all directors on January 24, 2025 with a grant date fair value of $39.00 per DSU with the exception of Messrs. Sadove and Dreiling. Mr. Sadove was granted 7,565 DSUs on January 24, 2025 as Chairman. Mr. Dreiling received a grant of 5,574 DSUs which included his annual grant and a pro rata grant reflective of his service since from December 9, 2024 to the date of the annual meeting. As of the end of fiscal 2025, directors held the following deferred stock units (including dividend equivalent units), all of which are vested except for those granted on January 24, 2025 and related dividend equivalents.

Name	DSU and Equivalents	Name	DSU and Equivalents
Susan M. Cameron	42,826	Kenneth M. Keverian	23,793
Greg Creed	59,334	Karen M. King	11,442
Brian M. DelGhiaccio	11,142	Patricia E. Lopez	23,793
Richard W. Dreiling	7,132	Stephen I. Sadove	80,531
Bridgette P. Heller	30,416	Kevin G. Wills	11,142
For additional information on the valuation assumptions and more discussion with respect to the deferred stock units, refer to Note 12 to our audited consolidated financial statements in our Annual Report on Form 10-K for the fiscal year ended October 3, 2025.
(3)Includes amounts earned on deferred compensation in excess of 120% of the applicable federal rate, based upon the above-market return at the time the rate basis was set.
(4)The following are included in this column:
a)Charitable contributions of $20,000 made in the name of or on behalf of Mr. Sadove, $10,323 on behalf of Ms. King, $10,000 on behalf of Messrs. Creed, DelGhiaccio, Keverian and Ms. Heller, and $7,500 on behalf of Mr. Wills in accordance with the Company’s director charitable contribution matching program.
b)The dollar value of dividend equivalents accrued on deferred stock units granted prior to February 5, 2014 (the date the Company announced the payment of its first quarterly dividend) where dividends were not factored into the grant date fair value are required to be reported for such awards. The total value of dividend equivalents accrued on deferred stock units for the directors during fiscal 2025, in each case for awards granted prior to February 5, 2014 for Mr. Sadove is $3,884. For awards granted on or after February 5, 2014, the value of dividend equivalents allocated to deferred stock units in the form of additional units with the same vesting terms as the original awards is not included in this column because their value is factored into the grant date fair value of awards. Additional units awarded in connection with dividend adjustments are subject to vesting and delivery conditions as part of the underlying awards.
(5)Mr. Dreiling was appointed to the Board on December 9, 2024 and received a pro rated amount of annual cash compensation of $87,610 to account for his time in service from December 9, 2024 to October 3, 2025.

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Audit Committee Matters

PROPOSAL NO. 2 – RATIFICATION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

PROPOSAL SUMMARY
What Are You Voting On?
We are asking our shareholders to ratify the appointment of Deloitte & Touche LLP (“Deloitte”) to serve as the Company’s independent registered public accounting firm for fiscal 2026, which ends on October 2, 2026. Although the Audit Committee has the sole authority to appoint the Company’s independent registered public accounting firm, the Audit Committee and the Board submit the appointment of the selected firm to the Company’s shareholders as a matter of good corporate governance.
Voting Recommendation
The Board recommends that you vote “FOR” the ratification of the Audit Committee’s appointment of Deloitte as the Company’s independent registered public accounting firm for fiscal 2026.
The Audit Committee has selected Deloitte to serve as the Company’s independent registered public accounting firm for fiscal 2026. Although action by the shareholders on this matter is not required, the Audit Committee values shareholder views on the Company’s independent registered public accounting firm and believes it is appropriate to seek shareholder ratification of this selection. If the shareholders do not ratify the appointment of Deloitte, the selection of the independent registered public accounting firm may be reconsidered by the Audit Committee. Even if the selection is ratified, the Audit Committee in its discretion may select a different independent registered public accounting firm at any time of the year if it determines that such a change would be in the best interests of the Company and its shareholders. The Company has been advised that representatives of Deloitte are scheduled to attend the Annual Meeting, and they will have an opportunity to make a statement if the representatives desire to do so. It is expected that the Deloitte representatives will also be available to respond to appropriate questions.
The shares represented by your properly executed proxy will be voted “FOR” this proposal, which would be your vote to ratify the selection of Deloitte & Touche LLP as our independent registered public accounting firm for fiscal 2026, unless you specify otherwise.

The Board recommends that you vote “FOR” the ratification of the appointment of Deloitte & Touche LLP
The Audit Committee assists the Board in its oversight of the Company’s independent registered public accounting firm, which assistance includes the responsibility to appoint, compensate, retain, and oversee the firm. The independent registered public accounting firm reports directly to the Audit Committee. The Audit Committee reviews the independent registered public accounting firm’s qualifications, independence, and performance at least annually. In connection with this review, the Audit Committee considers whether there should be a regular rotation of the independent registered public accounting firm to assure continuing auditor independence. Further, in conjunction with the mandated rotation of the independent audit firm’s lead engagement partner, the Audit Committee is involved in the selection of the independent audit firm’s lead engagement partner.
Audit Committee Considerations in Appointing Deloitte
The Audit Committee has appointed Deloitte as the independent registered public accounting firm for the fiscal year ending October 2, 2026. The Audit Committee believes that the appointment of Deloitte as the Company’s independent registered public accounting firm is in the best interests of the Company and its shareholders. In addition to Deloitte’s independence, the Audit Committee considered:

•Deloitte’s capabilities, qualifications and expertise; •The effectiveness and efficiency of Deloitte’s audit services;	•Deloitte’s compliance with regulations; and •Technological capabilities, relative benefits of tenure versus fresh perspective and fees.
Representatives of Deloitte are expected to be present at the Annual Meeting in order to respond to appropriate questions and to make any other statement if they desire to do so.

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FEES TO INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
Set forth below is information relating to the aggregate fees billed by Deloitte for professional services rendered for each of the last two fiscal years as well as a description of each fee category.

	Fiscal 2024	Fiscal 2025
Audit Fees	$4,516,443	$4,537,539
Audit-Related Fees	$398,234	$425,374
Tax Fees	$1,028,979	$958,834
All Other Fees	$3,790	$3,790
Total	$5,947,446	$5,925,537
Audit fees include the audit of annual financial statements, the review of quarterly financial statements, the performance of statutory audits, procedures and comfort letters related to registration statements.
Audit-related fees include assurance and related services that were reasonably related to the audit of annual financial statements and reviews of quarterly financial statements, but not reported under Audit Fees. Audit-related fees include: service organization internal control attest services, systems auditing and consultation procedures, including review of documentation and testing of new or changed systems, the audit of combined financial statements and the audit of carve-out financial statements.
Tax fees include U.S. federal, state, local, international, and other tax compliance, planning, advice and consultation services.
All other fees include participation in executive workshops, various educational and informational programs, seminars, tools and related services including database subscriptions.
The Audit Committee considered whether providing the non-audit services shown in this table was compatible with maintaining Deloitte’s independence and concluded that it was.
Policy for the Pre-Approval of Audit and Permissible Non-Audit Services
The Audit Committee annually reviews and pre-approves the services that may be provided by the Company’s independent registered public accounting firm without obtaining further specific pre-approval from the Audit Committee. The Audit Committee has also adopted a Pre-Approval Policy that contains a list of pre-approved services, which the Audit Committee may revise from time to time, based on subsequent determinations. The Audit Committee has delegated pre-approval authority to the chairman of the Audit Committee, or in his absence or unavailability, to another specified member of the Audit Committee. The chairman of the Audit Committee or such specified member will report any pre-approval decisions to the Audit Committee at its next scheduled meeting. All of the audit fees, audit-related fees, tax fees and all other fees were pre-approved by the Audit Committee or the chairman of the Audit Committee.

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REPORT OF AUDIT COMMITTEE
The Audit Committee represents and assists the Board and is composed solely of directors who satisfy the independence and financial literacy requirements, and the heightened independence criteria applicable to audit committee members, of the NYSE Rules and applicable securities laws. In addition, the Board has determined that each of Brian M. DelGhiaccio and Kevin G. Wills is an audit committee financial expert as defined under the rules of the SEC.
The Audit Committee operates under a written charter approved and adopted by the Board, which sets forth its duties and responsibilities. This charter can be found on the Company’s website at www.aramark.com under the Investor Relations section. This charter is reviewed annually and updated as appropriate to reflect the Audit Committee’s evolving role, changes in regulatory requirements and oversight practices, and investor feedback.
The Audit Committee’s purpose is to assist the Board in its oversight of:
•The performance of the Company’s internal audit function;
•The qualifications, independence, and performance of the independent auditors;
•The Company’s management of enterprise risk and compliance with legal and regulatory requirements; and
•The accounting, reporting, and financial practices of the Company, including the quality and integrity of the Company’s financial statements.
The Audit Committee met eight times in fiscal 2025 and fulfilled each of its duties and responsibilities as outlined in its charter. The Audit Committee regularly conferred with Deloitte, the Company’s internal auditors, and senior management in separate executive sessions to discuss any matters that the Audit Committee, Deloitte, the Company’s internal auditors, or senior management believed should be discussed privately with the Audit Committee. The Audit Committee has direct access to Deloitte and the Company’s internal auditors, which each report directly to the Audit Committee.
2025 Audited Financial Statements and Internal Controls
The Company’s management has primary responsibility for establishing and maintaining effective internal control over financial reporting and preparing the Company’s financial statements and disclosures. Deloitte, the Company’s independent registered public accounting firm for fiscal 2025, was responsible for performing an independent audit of the Company’s consolidated financial statements and expressing opinions on the conformity of the Company’s audited financial statements with generally accepted accounting principles in the United States and on the effectiveness of the Company’s internal control over financial reporting. The Audit Committee oversaw the performance of these responsibilities by Deloitte and management, including the processes by which these responsibilities are fulfilled.
In the performance of its oversight function and in accordance with its responsibilities under its charter, the Audit Committee has reviewed and discussed with management and Deloitte the Company’s audited financial statements as of and for the fiscal year ended October 3, 2025. The Audit Committee also discussed with Deloitte the matters required to be discussed by the applicable requirements of the Public Company Accounting Oversight Board and the Securities and Exchange Commission. Finally, the Audit Committee received the written disclosures and the letter from Deloitte required by applicable requirements of the Public Company Accounting Oversight Board regarding Deloitte’s communications with the Audit Committee concerning independence, and discussed with Deloitte their independence.
Based on the review and discussions referred to above, the Audit Committee recommended to the Board that the financial statements referred to above be included in the Company’s Annual Report on Form 10-K for the fiscal year ended October 3, 2025 filed with the SEC.

Members of the Audit Committee:
Kevin G. Wills, Chairman
Brian M. DelGhiaccio
Kenneth M. Keverian
Karen M. King
Patricia E. Lopez

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Compensation Matters

PROPOSAL NO. 3 – ADVISORY VOTE TO APPROVE EXECUTIVE COMPENSATION

PROPOSAL SUMMARY
What Are You Voting On?
Pursuant to Section 14A of the Exchange Act, we are asking our shareholders to vote on a non-binding, advisory basis to approve the compensation paid to our Named Executive Officers, as disclosed in this proxy statement.
Voting Recommendation
The Board recommends that you vote “FOR” this proposal, because it believes that the Company’s compensation policies and practices effectively achieve the Company’s primary goals of attracting and retaining key executives, rewarding achievement of the Company’s short-term and long-term business goals, and aligning our executives’ interests with those of our shareholders to create long-term sustainable value.
This proposal calls for the approval of the following resolution:
“RESOLVED, the shareholders of the Company hereby approve, on a non-binding, advisory basis, the compensation of the Company’s named executive officers as disclosed in the Proxy Statement, pursuant to the rules of the SEC, including the Compensation Discussion and Analysis, compensation tables and narrative discussion.”
In considering your vote, we invite you to review the Compensation Discussion and Analysis beginning on page 26. This advisory proposal, commonly referred to as a “say on pay” proposal, is not binding on the Board. However, the Board takes shareholder feedback seriously and it and the Compensation Committee will review and consider the voting results when evaluating the Company’s executive compensation program.
The shares represented by your properly executed proxy will be voted “FOR” this proposal, which would be your vote to approve, on a non-binding basis, the compensation paid to our named executive officers, unless you specify otherwise.
The Board has adopted a policy of providing for annual “say on pay” votes, so the next “say on pay” vote will take place at the Company’s 2027 Annual Meeting.

The Board recommends that you vote “FOR” approval of executive compensation

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EXECUTIVE COMPENSATION
The following message from the Chair of the Compensation and Human Resources Committee highlights key aspects of our executive compensation program. A detailed discussion follows in the Compensation Discussion and Analysis (CD&A).

A Letter from the Chair of the Compensation and Human Resources Committee
As Chair of Aramark’s Compensation and Human Resources Committee, I wanted to share with you the Committee’s approach to executive compensation. Our executive compensation program is structured to pay for performance with strong alignment between our long-term goals and our shareholders’ interests, and compensation outcomes, while providing a competitive total pay opportunity necessary to attract, motivate, and retain the executive talent we need to drive our business and develop the next generation of Aramark leadership.
Our key priorities over the past year are consistent with our longer-term strategic goals and are noted below and featured in both our short- and long-term incentive plans:
•Grow the business for the long term while ensuring strong cash flow and leverage reduction, reflective of the health and resilience of the business,
•Increase our profitability, while making important investments for the future, and
•Focus on the long-term success of our business and delivering long-term value for our shareholders.
We received strong shareholder support for our annual say-on-pay vote in early fiscal 2025, resulting from our clear and transparent disclosure, ongoing shareholder engagement and the strong alignment between pay outcomes and performance. Some highlights of our pay-for-performance follow:
•For fiscal 2025, Aramark posted strong overall business and financial performance measured against aggressive short-term incentive targets. This resulted in annual incentive plan payouts that were above target levels, reflective of Aramark's strong performance. Specifically, our annual incentive plan paid out at 133% of target for fiscal 2025 at the corporate level, driven by a year of above target net new sales and cashflow. We are proud of our performance and our leadership team’s achievements in fiscal 2025.
•The fiscal 2023 to fiscal 2025 Performance Stock Units (PSUs) results included above target performance for Sales Growth, below target performance for Adjusted EPS and below threshold performance for Return on Invested Capital. Our relative Total Shareholder Return performance was above median, reflecting strong share price performance compared to our performance peer group. This resulted in a payout factor of 89.1% of target. PSUs continue to represent 50% of the grant date target long term incentive award value for the Named Executive Officers.
•We did not make any special awards in fiscal 2025 and did not exercise positive discretion or make any discretionary changes to targets in assessing performance.
We appreciate your support, welcome your feedback, and look forward to continued dialogue.
Sincerely,

Susan Cameron
Chair, Compensation and Human Resources Committee

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COMPENSATION DISCUSSION AND ANALYSIS ("CD&A")

This Compensation Discussion and Analysis (CD&A) describes material elements of our Named Executive Officer ("NEO") compensation and describes the objectives and principles underlying Aramark’s executive compensation programs, the compensation decisions we made under those programs, and factors we considered in making those decisions.
CD&A Contents

 Our 2025 Named Executive Officers

John J. Zillmer Chief Executive Officer
James Tarangelo Executive Vice President, Chief Financial Officer
Marc Bruno Chief Operating Officer, United States Food & Facilities
Lauren Harrington Executive Vice President, General Counsel
Abigail Charpentier Executive Vice President, Chief Human Resources Officer

Aramark’s executive compensation program is designed to link pay with performance, while aligning senior leadership incentives and total compensation outcomes with long-term shareholder interests and Company performance. We believe it reflects appropriate governance practices and shareholder feedback, aligns with the needs of our business, and maintains a strong link between executive pay and successful execution of our strategy and long-term value creation.

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CD&A EXECUTIVE SUMMARY
Aramark is a leading global provider of food and facilities services. We proudly serve the world’s leading educational institutions, Fortune 500 companies, world champion sports teams, prominent healthcare providers, iconic destinations and cultural attractions, and numerous municipalities in 16 countries around the world. We also provide our services on a more limited basis in several additional countries and in offshore locations.
Our executive compensation program is designed to retain and motivate executives and reward achievement of the Company’s performance goals in a way that is fully aligned with value created for our shareholders. This is important because our Company’s performance is very much dependent on the talents, skills, and engagement of our leadership team. We generally measure the Company’s performance by sales growth, earnings, return on invested capital, and free cash flow, and these metrics are reflected in our incentive plans. By focusing on these performance metrics, we believe our incentive plans drive broader shareholder value creation. We tie our executives’ long-term interests with those of our shareholders through equity compensation awards and including a Relative Total Shareholder Return metric into our performance stock unit ("PSU") awards. The equity is typically delivered in the form of PSUs, stock options, and restricted stock units ("RSUs"). PSUs make up 50% of the grant to ensure value is delivered only to the extent long-term performance objectives are achieved. Our executives are also measured by their individual contributions to the Company’s success, and this is a consideration in base salary adjustment decisions.
Aramark’s Executive Compensation Principles and Operating Framework
Aramark’s executive compensation program is overseen by our Compensation Committee. We have evolved our executive pay program, when needed, while maintaining an overarching philosophy that promotes strong alignment between long-term strategic goals and shareholders’ interests. We use the following guiding principles as pillars against which we evaluate our executive compensation decisions, which are made within a framework that considers broader business implications, including risks, regulations, fiscal affordability, and shareholder dilution.

Executive Compensation Guiding Principles
1. Pay for Performance	2. Shareholder Alignment	3. Attract and Retain Key Talent

The vast majority of executive pay is at-risk and performance-based with metrics aligned to the Company’s strategy and long-term shareholder value creation. Our approach strikes a balance between achieving both short- and long-term performance objectives.	Programs align executives’ interests with those of our shareholders. The majority of executive pay is provided through equity and linked to stock price. We also maintain stock ownership guidelines for all executives reinforced with conditional holding requirements for executives who have not met their guideline.	We provide competitive pay and benefits to attract and retain talented, high-performing executives with specific skill sets and relevant experience to drive the Company’s business, create shareholder value, and develop future leaders.

General Executive Compensation Operating Framework

Risk Management – We manage risk in incentive programs, while ensuring alignment between pay and performance, and with shareholder interests.	Governance Considerations – We consider applicable requirements, as well as our corporate values and behavioral expectations in designing our incentive structures and making compensation decisions.	Affordability / Shareholder Dilution –We conduct recurring reviews that balance goals and objectives of the program with fiscal soundness and shareholder dilution.

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2025 Shareholder Advisory Vote on Aramark’s Executive Compensation Program

As part of the Company’s ongoing proactive investor outreach efforts, Aramark regularly engages with its institutional shareholder base to maintain open lines of communication and build long-term relationships. In 2025, we reached out to our top shareholders representing more than 85% of our outstanding shares to discuss our business strategy, progress toward key objectives, and overall financial performance. The Company also considers our top shareholders as a resource for any governance-related points of interest. We believe this ongoing dialogue helps ensure alignment on our long-term goals and reinforces our commitment to transparency.
The Compensation Committee considers shareholder feedback and results of the annual advisory vote on executive pay (Say-on-Pay) in determining the structure of the executive pay program and whether changes should be considered. Members of the Compensation Committee and management regularly engage with shareholders to better understand their views on governance and pay practices. The feedback received from shareholders enables the Compensation Committee to better understand shareholder perspectives, which has resulted in meaningful changes to our programs over the past several years.
97% of the shares voted were in favor of our Say-on-Pay proposal last year. We were pleased by this very strong support from our shareholders.

January
Voting and Annual Meeting
February - August
Review Voting Results & Engage with Investors
September - November
Review and Implement Feedback
December
File Proxy Statement and Engage Investors

While the Board retains the authority to exercise judgment in assessing performance and to make one time awards, we confirm that we would exercise such judgment only in exceptional circumstances. No one time awards were made to executives and no positive discretion was exercised in assessing performance in 2025.

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Fiscal 2025 Performance Results
Our fiscal 2025 business performance includes achieving record Annualized Net New Business, reaching a historically high client retention rate, and maintaining strong annual Revenue and Adjusted Operating Income. Fiscal 2025 performance highlights are as follows:

Operational Excellence
We achieved several strategic, financial and operational milestones in 2025, including annualized gross new wins of $1.6 billion, which is 12% higher than prior year and an industry-leading client retention rate of 96.3%, with many lines of business and countries in the portfolio above this retention level - all combined resulting in Net New business of 5.6% of prior year revenue.

Focus on Strategic Priorities
We have advanced a number of initiatives that we believe position us well for the years ahead, including winning the largest contract in FSS US history. Our actions have centered on building a high performing business focused on providing exceptional hospitality to our clients while striving to achieve our financial objectives and generating significant shareholder value.

Supply Chain Initiatives
We added over $1B in purchasing spend for a second consecutive year in our supply chain Global Purchasing Organization (GPO) network. The supply chain team is also leveraging enhanced technology capabilities to optimize client compliance and contract productivity by building upon our strong analytics and client mobile chatbot platforms.

Commitment to our People
Our responsible business platform aligns our business objectives with a focus on efforts to help people and our planet. Our Healthcare+ business was named one of the Best Places to Work by Modern Healthcare for a second consecutive year, recognizing our commitment to a people-first culture and operational excellence across the industry. Aramark was also named one of the “Best Places to Work for Disability Inclusion,” for the 9th consecutive year, by Disability:IN’s 2025 Disability Index®, earning a top score of 100%.

Leveraging our Financial Flexibility
Our strong cash flow and capital structure provides us considerable financial flexibility to; first, strategically invest to drive growth; second, continue to reduce our already improved leverage ratio; third, grow quarterly dividend payments; and fourth, continue our share buyback program to repurchase Aramark shares, highlighting our capital structure capabilities.

Innovative Client Solutions
We introduced Culinary Co-Pilot (CCP), a proprietary, AI-powered tool designed to transform menu personalization and operational efficiency. CCP is a core component of Hospitality IQ™, Aramark’s enterprise-wide digital platform that leverages AI to drive smarter, faster decision-making across its operations.

Key Financial Highlights
We note the following key financial highlights as context in reviewing Aramark’s fiscal 2025 executive pay decisions.

Revenue	Annualized Net New Business	Adj. Operating Income	Free Cash Flow
$18.5B	$973M	$981M	$454M
Annual revenue growth driven by net new business, base business volume, and an additional week	Record annualized gross new business wins totaling more than $1.6 billion coupled with the strongest client retention rate in Company history of 96.3%	Strong AOI and continued margin improvement from higher revenue levels, expanded supply chain capabilities and disciplined above-unit cost management	Strong cash from operations and favorable working capital
Reconciliation of the above measures to those calculated in accordance with generally accepted accounting principles (GAAP) is provided in Annex A. Net New Business is an internal statistical metric used to evaluate Aramark’s new sales and retention performance and is defined in Annex A.

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Operational Footprint
Executive Compensation Program and Practices Overview
Our executive compensation program adheres to rigorous governance standards.

What We Do	What We Don’t Do

✓ Risk Mitigation – Multiple metrics and measurement periods in incentives mitigate risk that executives will be motivated to solely pursue results related to one metric.
✓ Compensation Recoupment Policy – Robust “clawback” policies for pay in certain circumstances including an Incentive Compensation Clawback Policy pursuant to Dodd-Frank.
✓ Stock Ownership Guidelines – All NEOs and directors are subject to ownership guidelines with conditional holding requirements.
✓ Double-Trigger Change-in-Control Provisions – Both a change-in-control and termination are required for equity vesting acceleration and other benefits to apply.
✓ Annual Say-on-Pay Vote – We seek annual shareholder feedback on our executive pay program and directly engage with our shareholders on executive pay matters.
✓ Annual Evaluation – We annually review our executive pay program to ensure it continues to align with market.
✓ Independent Advisor – Independent consultant provides advice directly to the Compensation Committee.
✓ Multiple LTI Vehicles – Use of PSUs, stock options, and RSUs provides a balanced approach that focuses executives on key financial achievements (PSUs), direct shareholder alignment and long-term share price growth (stock options), and retention and alignment with shareholders (RSUs).
✓ Multi-dimensional Performance Assessment – Our incentive metrics, in combination, provide a comprehensive assessment of performance, including the income statement, balance sheet, cash-flows, and market performance.

× No Guaranteed Bonuses – Our annual bonus plans are performance-based and do not include any minimum payment levels or guarantees.
× No Executive Pensions or Supplemental Executive Retirement Plans
× No Hedging or Pledging – We prohibit directors and executive officers from engaging in hedging or pledging Aramark shares.
× No Dividends on Unvested Equity Awards – We do not pay dividends or dividend equivalents on equity awards prior to vesting.
× No Repricing or Exchange of Underwater Stock Options
× No Tax Gross-Ups – We do not provide gross-ups on benefits or perquisites in any employment agreements.
× No Recycling of Shares withheld for taxes.

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Target Executive Pay Mix
A significant percentage of executive pay is variable, at risk, and performance-based. A majority is delivered as equity, which promotes alignment with shareholder interests and creates incentives for long-term value creation. The CEO’s target pay is 90% performance-based, while other NEOs, on average, have target pay that is 78% performance-based. PSUs comprised 50% of the fiscal 2025 equity grants. Below we show the fiscal 2025 target NEO pay mix with equity award values based on the grant date fair value. Actual equity amounts realized will differ.
CEO Target Annual Compensation Mix
The CEO’s compensation is 90% variable, based on performance and/or share price:

Salary 10%	+	Target Annual Incentive 19%	+	PSUs 35%	+	Options 21%	+	RSUs 14%

71% Linked to Aramark’s Share Price

90% Performance-Based

Average Other NEO Target Annual Compensation
The other NEOs’ compensation is, on average, 78% variable, based on performance and/or share price:

Salary 22%	+	Target Annual Incentive 21%	+	PSUs 28%	+	Options 17%	+	RSUs 12%

58% Linked to Aramark’s Share Price

78% Performance-Based
Percentages may not add up exactly due to rounding

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2025 Actual Performance Pay Outcomes Reflect Our Pay-for-Performance Philosophy
Fiscal 2025 Annual Incentives
Following our fiscal 2024 performance, we continued to set aggressive fiscal 2025 annual incentive targets. Overall, fiscal 2025 performance in Net New Sales, Free Cash Flow and ESG Scorecard performance exceeded target while Adjusted Operating Income fell short of target, resulting in above target payouts for the NEOs. Below we show our performance relative to the consolidated metrics that were used to determine payouts.
Each NEO’s bonus is determined 100% based on consolidated metric results except for Mr. Bruno’s whose payout is based 26% on consolidated metrics and 74% on U.S. Food & Facilities metric results – see CD&A details for performance achievement relative to Mr. Bruno’s U.S. Food & Facilities metrics.
Reconciliation of Adjusted Operating Income and Free Cash Flow to measures calculated in accordance with generally accepted accounting principles (“GAAP”) is provided in Annex A
Percentages may not add up exactly due to rounding
Long-Term Incentives (2023 - 2025 Performance Period)
Immediately following the end of fiscal 2023, Aramark completed the spin-off of the uniform and workplace supplies business into a standalone public company (the "Separation"). In order to ensure ongoing focus and alignment with Aramark's strategic goals, on October 13, 2023 pursuant to the terms of the Third Amended and Restated 2013 Stock Incentive Plan, the Compensation Committee approved amendments to the performance goals and performance periods for the PSUs that were then outstanding. The performance measures applicable to each PSU were retained; however, the performance goals were adjusted to reflect pre and post Separation performance, based on the original three-year strategic plans utilized to set the original targets.
The PSUs granted in fiscal 2023 which were subject to performance targets for the three-year period ending October 3, 2025, were amended by the Compensation Committee on October 13, 2023 to reflect the Company on a post-Separation basis. The Relative TSR performance period was also shortened to two fiscal years from September 30, 2023 through October 3, 2025, relative to a new Performance Peer Group more reflective of Aramark's post-Separation business.
In November 2025, the Compensation Committee determined that 89.1% of target of the PSUs subject to the fiscal 2023 to fiscal 2025 performance period were earned based on the level of achievement attained relative to the amended targets. Three-year revenue growth exceeded target, cumulative Earnings per Share was below target, and fiscal 2025 Return on Invested Capital was below threshold performance. Aramark's Total Shareholder Return relative to the 2023 Performance Peer Group was above median relative to peers, resulting in an above target earned payout. The fiscal 2023 to fiscal 2025 PSUs are subject to an additional year of time vesting after the end of the performance period and will be paid out on October 2, 2026, subject to continued employment or a qualifying termination.

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END OF CD&A EXECUTIVE SUMMARY

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Detailed Compensation Program Discussion

COMPENSATION PROGRAM DESIGN
Overview of Compensation Components
As discussed in the CD&A Executive Summary, the principal components of Aramark’s executive compensation program are base salary, an annual cash incentive and long-term equity incentives. We also provide market competitive employee benefits, post-employment benefits, and a limited number of perquisites.

Element	Vehicle / Description	Link to Strategy

Base Salary	•Cash •Base salaries are determined based on scope of responsibility, experience, and performance	•To attract and compensate high-performing and experienced leaders competitively with market and fairly among Aramark executives
Annual Incentives	•Cash •100% evaluated on a formulaic basis relative to pre-established performance goals	•To motivate and reward executives for achieving annual corporate, business, and function goals in key areas of financial performance
Long-Term Incentives (LTI)	•Performance Stock Units: 50%
•To focus executives on the achievement of specific long-term performance goals directly aligned with our strategic operating plans
•PSUs are equally earned based on the performance of three-year earnings per share and three-year return on invested capital. The results are then modified +/- 20% based on relative total shareholder return (TSR) performance

	•Stock Options: 30%	•Directly aligns the interests of executives with shareholders. Stock options only have value for executives if performance results in stock price appreciation after the grant date.
	•Restricted Stock Units: 20%	•Strengthens key executive retention to promote executive team consistency and successful execution of long-term strategies
Percentages may not add up exactly due to rounding

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Base Salary
Base salary reflects the value and scope of the executive position and the attributes the executive brings to Aramark, including tenure, experience, skill level, and performance. The Compensation Committee annually reviews salaries of the Executive Leadership Team, including all NEOs, and adjusts them periodically as needed to maintain market positioning and consistency with evolving responsibilities and performance levels.
For fiscal 2026, based on the results of a market analysis conducted by the Compensation Committee's independent consultant, Meridian Compensation Partners LLC (“Meridian”), the Compensation Committee provided salary increases of 7.1% to Mr. Tarangelo, 3.3% to Mr. Bruno, 3.6% to Ms. Harrington, and 4.2% to Ms. Charpentier. The Compensation Committee authorized a 7.7% salary increase for Mr. Zillmer for fiscal 2026, recognizing that he has not received a salary adjustment since his appointment in fiscal 2020. All salary increases are effective December 31, 2025.

		Fiscal 2024		Fiscal 2025		Fiscal 2026
NEO	Job Title	Salary	% Increase	Salary	% Increase/ (Decrease)	Salary	% Increase
John Zillmer	CEO	1,300,000	—%	1,300,000	—%	1,400,000	7.7%
James Tarangelo(1)	EVP, CFO	625,000	—%	700,000	12.0%	750,000	7.1%
Marc Bruno	COO, US Food & Facilities	725,000	5.8%	750,000	3.4%	775,000	3.3%
Lauren Harrington	EVP, General Counsel	675,000	7.1%	700,000	3.7%	725,000	3.6%
Abigail Charpentier	EVP, CHRO	565,000	7.6%	600,000	6.2%	625,000	4.2%
(1)    Mr. Tarangelo's fiscal 2024 salary reflects his promotion to CFO and appointment as an Executive Officer on January 12, 2024.
Target Annual Incentives
The annual cash incentive is designed to drive and reward performance and is based on financial objectives established by the Compensation Committee at the beginning of each fiscal year. The incentive targets for each NEO are established based on market competitive data (see Market Benchmarking) for each executive’s role. Annual incentive targets as a percentage of base salary are provided in the table below. Actual earned payouts can vary from 0% to 200% of target except for fiscal 2025 where the maximum payout is 198% of target.
In fiscal 2024, the Compensation Committee approved an increase to Mr. Bruno's annual incentive target from 100% of base salary to 125% of base salary. The Compensation Committee approved an increase to Mr. Zillmer's target bonus for fiscal 2025 from 175% to 200% of base salary, the first increase since his appointment in October 2019. Mr. Tarangelo was promoted in fiscal 2024 and was not a NEO in fiscal 2023. For Fiscal 2026, the Compensation Committee approved an increase to Mr. Tarangelo's target bonus from 85% to 100% to further align to the market.

		Fiscal 2024		Fiscal 2025		Fiscal 2026
NEO	Job Title	Target	% Change	Target	% Change	Target	% Change
John Zillmer	CEO	175%	—%	200%	14%	200%	—%
James Tarangelo	EVP, CFO	85%	—%	85%	—%	100%	18%
Marc Bruno	COO, US Food & Facilities	125%	25%	125%	—%	125%	—%
Lauren Harrington	EVP, General Counsel	85%	—%	85%	—%	85%	—%
Abigail Charpentier	EVP, CHRO	85%	—%	85%	—%	85%	—%

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Fiscal 2025 Annual Incentive Performance Metrics
The Annual Incentive Plan included four objectives – Net New Sales, Adjusted Operating Income, Free Cash Flow and an ESG Scorecard. The Company must attain a threshold performance on each measure for the participant to be entitled to receive any payout for such metric. For fiscal 2025, the compliance related metric within the ESG scorecard had a maximum payout of 100% of target while the remaining metrics had a maximum payout of 200% of target. Therefore, if maximum performance was achieved across all metrics, maximum payout for fiscal 2025 would be 198% of target.

Metric	Description	Rationale
Net New Sales	•Annualized new business less annualized lost business	•Incentivizes management to drive sales growth which is critical to the Company’s profitable growth strategy
Adjusted Operating Income	•Adjusted operating income	•Focuses management on driving profitable growth while managing expenses •Focuses management on overall profitability of the Company
Free Cash Flow	•Cash flows provided from operating activities less net purchases of property and equipment and other	•Focuses management on achievement of positive free cash flow through increased earnings and disciplined management of working capital levels and capital expenditures
ESG Metric	•Distinct Environmental, Social and Governance (ESG) measures	•Incentivizes management to achieve the organization's overarching environmental, compliance and talent development goals
Net New Sales is an internal statistical measure used by the Company to evaluate Aramark’s new sales and retention performance and is defined in Annex A.
The annual incentives of all NEOs except Mr. Bruno are based 100% on consolidated-level performance. Mr. Bruno’s annual incentive payout is determined based 74% on the financial performance of the businesses he oversees and 26% based on consolidated-level performance.
Fiscal 2025 Annual Goal-Setting Process
Performance targets established at the beginning of the fiscal year are designed to be challenging and consistent with the Company’s long-term expectations for the business which reflect:
•Organic annual revenue growth of 7.5% to 9.5%
•Adjusted operating income growth of 15% to 18%
Fiscal 2025 Annual Incentive Outcomes
Based on the performance metrics established by the Compensation Committee and the Company’s 2025 performance, the Compensation Committee determined Aramark achieved 133.0% of target payout for executives assessed exclusively on consolidated

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performance and 122.2% of target for the COO of the U.S. Food & Facilities businesses based on a combination of consolidated and U.S. Food & Facilities performance.

Performance Metric (Weighted %)	% of Payout	Threshold	Target	Maximum	Actual Result	% Payout	% Earned
			25%	100%	200%			
Consolidated Results	Net New Sales 40%		$545M	$725M	$970M	$973M[1] Actual	200.0%	80.0%
	AOI Dollars 40%		$938M	$1,020M	$1,121M	$981M[2] Actual	64.1%	25.7%
	Free Cash Flow 10%		$320M	$400M	$520M	$454M[3] Actual	145.4%	14.5%
	ESG 10%					Varies by Metric[4]	127.6%	12.8%
						Total Payout – Consolidated		133%

U.S. Food & Facilities Results

Net New Sales	40%	$350M	$475M	$640M	$644M[1] Actual	200%	80%
AOI Dollars	40%	$742M	$806M	$887M	$748M[2] Actual	31.8%	12.7%
Free Cash Flow	10%	$550M	$618M	$710M	$656M[5] Actual	141.1%	14.1%
ESG	10%				Varies by Metric[4]	127.6%	12.8%
Total Payout – COO U.S. Food & Facilities[6]							122.2%

Percentages may not add exactly due to rounding

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1Net New Sales represents the annualized value of gross new business less the annualized value of lost business. The Net New Sales calculation for purposes of the U.S. Food & Facilities business performance represents annualized value of gross new business less the annualized value of lost business for the businesses Mr. Bruno oversees. Net New Sales is an internal statistical metric used to evaluate Aramark’s net new sales and retention performance.
2Adjusted Operating Income represents the operating income for the businesses adjusted to exclude the amortization expense of acquisition-related intangible assets, severance and other charges, and other items impacting comparability. Adjusted Operating Income for purposes of the U.S. Food & Facilities business performance represents the operating income for the businesses adjusted to exclude the amortization expense of acquisition-related intangible assets, severance and other charges, and other items impacting comparability for the businesses Mr. Bruno oversees.
3Free cash flow for purposes of the annual incentive plan calculations represents net cash provided by operating activities less net purchases of property and equipment and other.
4Consolidated ESG metrics include goals tied to the reduction in emissions, business conduct training compliance, and global talent development. Maximum payout for the ESG scorecard is 175% of target.
5The Free Cash Flow calculation for purposes of the U.S. Food & Facilities business performance represents net cash provided by operating activities less net purchases of property and equipment and other for the businesses Mr. Bruno oversees.
6Payout under Mr. Bruno’s annual incentive award is based upon the financial metrics noted; however 32% is based on US Food & Facilities Net New Sales, 32% is based on US Food & Facilities AOI,10% on US Food & Facilities Free Cash Flow, 8% on Consolidated Net New Sales, 8% on Consolidated AOI and 10% on Consolidated ESG Metrics.
Fiscal 2025 Annual Incentives Earned by NEO
Based on the results of the performance metrics approved by the Compensation Committee, the NEOs earned annual incentive awards for fiscal 2025 as set forth in the table below.

NEO	Job Title	Base Salary	x	Target Award %	x	Actual Earned %(1)	=	Actual Payout $
John Zillmer	CEO	1,300,000		200%		133.0%		3,456,700
James Tarangelo	EVP, CFO	700,000		85%		133.0%		791,053
Marc Bruno(2)	COO, US Food & Facilities	750,000		125%		122.2%		1,145,199
Lauren Harrington	EVP, General Counsel	700,000		85%		133.0%		791,053
Abigail Charpentier	EVP, CHRO	600,000		85%		133.0%		678,045
(1)    Percentages shown are rounded to the nearest tenth decimal.
(2)    Payout under Mr. Bruno’s annual incentive award is based on the same financial metrics noted above; however, 74% of Mr. Bruno’s annual incentive payout is determined based on the performance of the businesses he oversees (i.e., U.S. Food & Facilities) and 26% is determined based on corporate-level performance.
Fiscal 2026 Annual Incentive Performance Metrics and Weightings
Prior to fiscal 2023, the Compensation Committee incorporated ESG metrics into each NEO’s individual performance scorecard as part of the performance management process. In fiscal 2023, based on stakeholder feedback, the Compensation Committee made the decision to introduce a standalone ESG scorecard metric within the annual incentive plan with a 10% weighting. Over the past three fiscal years, the ESG scorecard has been used to assess progress toward rigorous business objectives focused on advancing our people and planet priorities, with results regularly exceeding target performance levels. In light of the Company's consistent level of achievement, the Compensation Committee has determined that, beginning in fiscal 2026, it will revert back to the prior approach of integrating ESG performance into executive compensation decisions related to base salary and target incentive award levels. For fiscal 2026, the annual incentive plan design will remain similar to fiscal 2025 with the exception of removing the ESG Scorecard and increasing the weight of Free Cash Flow.
Fiscal 2026 Annual Incentive Design

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Long Term Incentives (LTI)
Long Term Incentive Grant Targets
For fiscal 2026, the Compensation Committee approved an increase to Mr. Bruno's long-term incentive grant values to further align his total earning potential to shareholder value as well as increase his at risk pay relative to his total compensation. Mr. Bruno and Mses. Harrington's and Charpentier's long term incentive equity grant values were increased in fiscal 2024. Mr. Zillmer has not received an increase to his annual long term incentive target since his appointment.

NEO	Job Title	Fiscal 2023 Grant (November 17, 2022)		Fiscal 2024 Grant (November 27, 2023)		Fiscal 2025 Grant (December 2, 2024)		Fiscal 2026 Grant (December 1, 2025)
		LTI Target	% Increase	LTI Target	% Increase	LTI Target	% Increase	LTI Target	% Increase
John Zillmer	CEO	$9,500,000	—%	$9,500,000	—%	$9,500,000	—%	$9,500,000	—%
James Tarangelo(1)	EVP, CFO	$—	N/A	$1,750,000	N/A	$1,750,000	—%	$1,750,000	—%
Marc Bruno	COO, US Food & Facilities	$1,850,000	—%	$2,000,000	8.1%	$2,000,000	—%	$2,150,000	7.5%
Lauren Harrington	EVP, General Counsel	$1,500,000	—%	$1,750,000	16.7%	$1,750,000	—%	$1,750,000	—%
Abigail Charpentier(2)	EVP, CHRO	$1,500,000	N/A	$1,750,000	16.7%	$1,750,000	—%	$1,750,000	—%
(1)    Mr. Tarangelo's fiscal 2024 grant includes an additional grant awarded during the year to recognize his promotion and new role and responsibilities (awards granted November 27, 2023 and January 16, 2024).
(2)     Ms. Charpentier's fiscal 2023 grant includes an additional grant awarded during the year to recognize her promotion and new role and responsibilities (awards granted November 17, 2022 and January 6, 2023).
Fiscal 2025 Long Term Incentive Grant Allocations (granted in December 2024)
In fiscal 2025, following a review of peer market data and consultation with Meridian, the Compensation Committee approved a simplified PSU design that reduced the number of performance metrics and reinstated a three-year vesting period to coincide with the performance period. The fiscal 2025 PSUs utilize two equally weighted performance measures—Earnings Per Share and Return on Invested Capital—and provide for a resulting payout, if any, subject to a +/-20% modifier based on the Company’s total shareholder return relative to the fiscal 2025 performance peer group.

Fiscal 2025 LTI Grant

50%		Payout Modifier
3-Year Compound Adjusted Earnings Per Share
Rationale: Aligns with our investor community and measures our progress on our strategic initiatives.		3-Year Relative Total Shareholder Return (TSR)
X
50%		Rationale: Encourages performance that increases shareholder value and rewards executives if the Company outperforms companies in the performance peer group.
3-Year Return on Invested Capital
Rationale: Focuses management on generating returns through disciplined capital management.

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Outcomes for PSUs Related to Fiscal 2025 Performance
As previously discussed in the " 2025 Actual Performance Pay Outcomes Reflect Our Pay-for-Performance Philosophy" section of the CD&A, following the Separation of the uniform and workplace supplies business, the PSUs granted in fiscal 2023 were modified with new three-year performance targets and a shortened two-year relative TSR performance period based on a new performance peer group reflective of the Company after the Separation. In November 2025, the Compensation Committee certified the fiscal 2023 PSU performance resulting in 89.1% of target attainment. The fiscal 2023 PSUs have an additional year of time-vesting after the end of the performance period and will vest and be paid out on October 2, 2026, subject to continued employment or a qualifying termination.

Fiscal 2023 – 2025 Results

Performance Metric (Weighted %)	Below Threshold	Threshold	Target	Maximum	Actual Result	% Payout	% Earned
% of Payout	0%	50%	100%	200%			
Sales Growth 20%		5.0%	9.0%	12.0%	10.2% Actual	139.0%	27.8%
Adj EPS 20%		$4.51	$5.31	$6.11	$4.59 Actual	55.0%	11.0%
ROIC 20%		10.5%	10.7%	11.2%	10.2% Actual	0%	0%
Relative TSR 40%		25P	50P	75P	56P	125.7%	50.3%
Total Earned (% of Target)							89.1%

Fiscal 2026 Long Term Incentive Grants
The long-term incentive plan design for fiscal 2026 remains unchanged with the same mix of PSUs, Stock Options and RSUs as fiscal 2025. The fiscal 2026 PSU design also remains the same as fiscal 2025 with performance targets which are based upon three-year Earnings Per Share and Return on Invested Capital, each weighted 50%, with the resulting payout (if any) modified +/- 20% based on the total return to the Company’s shareholders relative to the performance of the fiscal 2026 performance peer group. The performance targets for the fiscal 2026 PSUs align with the Company's long-term strategic goals.
Other Compensation Components
The Compensation Committee provides additional benefits to the NEOs that are customary for executives of similar rank to enable our executives to focus on our business and enhance their commitment to us.
Savings Incentive Retirement Plan: We make available a non-qualified savings plan intended as a substitute for those employees ineligible to participate in our 401(k) plan because of certain legal requirements.
Severance Arrangements and Payments upon a Change of Control: We have employment agreements with all NEOs for indefinite periods terminable by either party, and in most cases our executives are entitled to certain payments and benefits in connection with certain terminations of employment. These provisions are intended to align executive and shareholder interests by enabling executives to consider corporate transactions that are in the best interests of the shareholders and our other constituents without concern over whether the transactions may jeopardize the executive’s own employment.

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Equity awards granted since our IPO in 2013 and agreements with our NEOs that provide for other payments in connection with a change of control contain a “double trigger” in order for the executive to receive compensation, meaning that awards will be accelerated only if the executive’s employment is terminated without cause, within a certain period following the change of control. For more information about change of control and severance payments for our NEOs, see the disclosure under “Potential Post-Employment Benefits.”
Perquisites: We provide our NEOs with other benefits that the Compensation Committee believes are reasonable and encourage retention. The costs of these benefits constitute a small percentage of each NEO’s total compensation. These benefits are reflected in the All Other Compensation column in the Summary Compensation Table and include:
•premiums paid on life insurance;
•disability insurance;
•receipt of a taxable car allowance and no cost parking at a garage near Company offices;
•an executive physical;
•financial planning services;
•personal use of Company tickets or the Company box and related items at sporting or other events; and
•matching charitable contributions.
The Chair of the Compensation Committee has approved certain members of the executive leadership team entering into Aircraft Time Sharing Agreements with the Company that permit each of them to reimburse the Company for incremental cost of their personal use of the corporate aircraft. During 2025, Mr. Bruno had family members accompany him on business trips on the Company aircraft at no incremental cost.
In light of a significant increase in the level of CEO personal security risk at U.S. companies, after conducting an internal security risk assessment, the Compensation Committee adopted the Aramark Policy on Personal Use of Corporate Aircraft. The policy requires the CEO to use Aramark’s corporate aircraft for both business and personal travel in an effort to reduce exposure to unsecured areas at commercial airports. During fiscal 2025, the value of the personal travel on corporate aircraft by Mr. Zillmer was $55,077, which is reflected in the All Other Compensation column in the Summary Compensation Table.
MARKET BENCHMARKING
Our compensation program is structured to enable us to maintain our competitive position for key executive talent. To establish market competitive compensation practices for all NEOs, our Compensation Committee refers, in part, to peer group data.
Fiscal 2025 Compensation Peer Group
The Compensation Committee worked with Meridian, to develop the Compensation Peer Group in early fiscal 2020. The Compensation Committee, based on input from Meridian, reviewed the Compensation Peer Group for fiscal 2024 and concluded that it remained appropriate for fiscal 2025, except the Compensation Committee approved removing Republic Services due to its relatively high market capitalization and enterprise size.
Peers are size appropriate companies which focus on providing business services, have a logistics-centered business model, have a repeatable business model, and are consumer facing with large workforces.

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The following table lists relevant comparative information for the 2025 Compensation Peer Group.

Company Name	Sales ($M)	Mkt Cap ($M)	Ent. Value ($M)	Assets ($M)	# of Employees
Aramark	18,506	10,217	16,142	13,305	278,390
Executive Compensation Peer Group (n = 16)
ABM Industries Incorporated	$8,628	$2,970	$4,570	$5,271	117,000
Carnival Corporation & plc	$26,230	$33,822	$60,770	$50,831	115,000
C.H. Robinson Worldwide, Inc.	$16,505	$12,598	$14,173	$5,228	12,953
Darden Restaurants, Inc.	$12,364	$24,096	$31,718	$12,760	197,924
Dollar General Corporation	$41,652	$23,034	$39,241	$31,653	194,200
Dollar Tree, Inc.	$18,551	$20,264	$27,016	$13,385	139,572
Expeditors Int’l of Washington, Inc.	$11,168	$15,790	$15,142	$4,780	18,400
Kohl’s Corporation	$15,886	$1,200	$8,246	$13,391	87,000
Macy’s, Inc.	$22,701	$3,548	$8,275	$15,551	94,189
ManpowerGroup Inc.	$17,644	$1,951	$3,165	$8,447	26,700
MGM Resorts International	$17,279	$9,383	$39,556	$41,411	69,000
Performance Food Group Company	$61,559	$14,358	$22,140	$18,352	42,785
Royal Caribbean Cruises Ltd.	$17,437	$78,391	$98,126	$40,109	105,975
US Foods Holding Corp.	$39,115	$17,332	$22,343	$14,044	30,000
XPO Logistics, Inc.	$8,068	$14,304	$18,228	$8,189	38,000
Yum! Brands, Inc.	$8,061	$40,734	$52,304	$7,193	40,000

Source: S&P CapitalIQ
All financial data as of October 3, 2025. Revenue represents trailing 12 months; Market Cap and Enterprise Value reflect a 6-month average, and Assets reflect most recent reported quarter.
Aramark’s Revenue and Assets reflect actual results as of year-end October 3, 2025.
Aramark Relative to Peer Group
Aramark Percentile Rank	66%	28%	35%	46%	Highest
For fiscal 2026, the Compensation Committee evaluated the 2025 Compensation Peer Group and did not make any changes.
Survey Data
In evaluating the compensation of certain of our NEOs, the Compensation Committee also references survey data. In fiscal 2025, the Compensation Committee referred to peer group data and a subset of the Willis Towers Watson 2024 CDB General Industry Executive Compensation Survey that is size-adjusted through regression analysis based on our revenue, to perform a market check of the individual components of compensation and total compensation for Mr. Bruno and Mses. Harrington and Charpentier. We do not consider any specific company included in the survey to be a material factor in the review of the compensation of our NEOs. When making pay decisions the Compensation Committee generally targets a reasonable range around the market median of survey data but retains flexibility to position employees above or below median based on employee experience, skill-set, scope of the role and performance.
Performance Peer Group for Total Shareholder Return
In consultation with Meridian, the Compensation Committee approved amending the 2023 Performance Peer Group for the performance period following the Separation, to more closely reflect Aramark's business profile following the Separation. The same Performance Peer Group applies to the PSUs granted in fiscal 2024, 2025 and 2026.

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2023 - 2026 Performance Peer Group (Relative TSR Peer Group for Fiscal 2023-2025, Fiscal 2024-2026, Fiscal 2025-2027 PSUs, Fiscal 2026-2028 PSUs)
1. ABM Industries Incorporated	14. Cushman & Wakefield plc	27. Jones Lang LaSalle Incorporated	40. Robert Half International Inc.
2. AECOM	15. Darden Restaurants, Inc.	28. Live Nation Entertainment, Inc.	41. Royal Caribbean Cruises Ltd.
3. APi Group Corporation	16. Elior Group SA	29. ManpowerGroup Inc.	42. Sabre Corporation
4. ASGN Incorporated	17. Elis SA	30. Marcus & Millichap, Inc.	43. Sodexo S.A.
5. Bloomin' Brands, Inc.	18. EMCOR Group, Inc.	31. Marriott International, Inc.	44. SSP Group plc
6. Booking Holdings Inc.	19. Expedia Group, Inc.	32. Marriott Vacations Worldwide Corporation	45. Starbucks Corporation
7. Brinker International, Inc.	20. Forward Air Corporation	33. Newmark Group, Inc.	46. Sysco Corporation
8. Carnival Corporation & plc	21. GXO Logistics, Inc.	34. Norwegian Cruise Line Holdings Ltd.	47. The Cheesecake Factory Incorporated
9. CBRE Group, Inc.	22. Healthcare Services Group, Inc.	35. Paychex, Inc.	48. The Walt Disney Company
10. Choice Hotels International, Inc.	23. Hilton Grand Vacations Inc.	36. Performance Food Group Company	49. Travel + Leisure Co.
11. Clean Harbors, Inc.	24. Hilton Worldwide Holdings Inc.	37. Premier, Inc.	50. US Foods Holding Corp.
12. Compass Group PLC	25. Hyatt Hotels Corporation	38. Rentokil Initial plc	51. Wyndham Hotels & Resorts, Inc.
13. Cracker Barrel Old Country Store, Inc.	26. ISS A/S	39. Restaurant Brands International Inc.	52. Yum! Brands, Inc.
COMPENSATION GOVERNANCE POLICIES
Independence of the Compensation Consultant
The Compensation Committee’s independent compensation consultant is selected and retained by the Compensation Committee to advise on executive and director compensation and it is not intended that the consultant will do any other work for the Company. The independent compensation consultant is Meridian. The Compensation Committee considered Meridian’s independence and determined that the engagement of Meridian did not raise any conflict of interest or other issues that would adversely impact their independence, including using the six factors set forth in the SEC and New York Stock Exchange rules regarding compensation advisor conflict of interest and independence. Accordingly, the Compensation Committee determined Meridian to be independent and free from conflicts of interest. During fiscal 2025, Meridian did not provide other services to the Company outside of its services and advice to the Compensation Committee.
Role of Independent Compensation Consultant
The Compensation Committee’s independent compensation consultant provides the Compensation Committee with general services related to executive and director compensation, and associated governance each year. These services include market intelligence, compensation trends, suggestions about compensation program design, general views on specific requests to the Compensation Committee from management regarding compensation program design or decisions, the review of the peer group, benchmarking executive pay relative to the peer group and the broader market for executive talent, and an analysis of the risk profile of the compensation system. In particular years, the services also have included thorough analyses of various compensation issues.
For fiscal 2025, Meridian:
•Evaluated competitiveness of executive compensation and benefit programs, including base salary, annual incentives, long-term incentives, total compensation, perquisites, and severance provisions;
•Reviewed and helped to confirm the appropriateness of the Company’s peer group used for compensation benchmarking and the peer group used for assessing relative TSR for the PSUs;
•Provided the Compensation Committee with updates on executive compensation and benefits trends and information on the latest regulatory, legislative, proxy advisor, and other relevant developments;
•Reviewed and supported the Compensation Committee in preparing public filings related to compensation decisions;
•Supported the Compensation Committee in assessing risk in the Company’s incentive plans, including participation in meetings where the Compensation Committee evaluated presentations on compensation risk assessment; and
•Addressed various other matters, as requested by the Compensation Committee.
A Meridian representative attended all of the Compensation Committee’s meetings during fiscal 2025.
Interaction of the Compensation Committee with Executive Officers and Others
CEO: The Compensation Committee regularly seeks input from the CEO on the performance of his direct reports including other NEOs and his views on how performance metrics and goals will motivate other executives and the workforce. The Compensation Committee also discusses with the CEO matters relating to the retention of key executives and employees and seeks his input on his performance results and his objectives.
EVP and Chief Human Resources Officer and SVP, Total Rewards: The Compensation Committee regularly asks the EVP and CHRO and the Senior Vice President, Total Rewards to attend portions of the Compensation Committee’s meetings in order to discuss

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compensation design and award issues, allow them to review and respond to suggestions about compensation matters and ask for their input about compensation decisions.
Other Executive Officers: As necessary, the CFO attends Compensation Committee meetings to discuss and review financial metrics relating to our compensation programs. Additionally, the EVP and General Counsel or the Senior Vice President and Deputy General Counsel attends Compensation Committee meetings to advise about legal requirements and provide regulatory updates.
In administering the annual cash and long term equity incentive plans of the Company, the Compensation Committee approves cash and equity awards to executives and/or recommends such approval by a subcommittee of the Compensation Committee, as appropriate, for purposes of obtaining certain exemptions under Rule 16b-3 of the Exchange Act. References in this proxy statement to actions taken by the Committee may, in certain circumstances, refer to actions formally taken by a subcommittee of the Compensation Committee in conjunction with additional corresponding actions taken by the full Compensation Committee.
Delegation: The Compensation Committee may, in its discretion, delegate any of its responsibilities to a subcommittee of the Committee.
Long Term Incentive Grant Procedures
Timing of Awards: The Compensation Committee generally makes annual awards of equity incentives, including options, at its regularly scheduled meeting held early in each fiscal year, typically in November. The Compensation Committee may make limited grants of long term incentives on other dates in connection with a promotion or to compensate newly hired executives for equity or other benefits forfeited upon termination of previous employment or to otherwise induce them to join our Company.
During fiscal 2025, (1) none of the Company’s NEOs were awarded stock options with an effective grant date during any period beginning four business days before the filing or furnishing of a Form 10-Q, Form 10-K, or Form 8-K that disclosed material non-public information, and ending one business day after the filing or furnishing of such reports, and (2) the Company did not time the disclosure of material non-public information for the purpose of affecting the value of executive compensation.
Grant Date and Exercise Price: The grant date of awards of equity incentives to executives may be the date of Compensation Committee approval or, if specified in the approval, a later date, including a date of subcommittee approval if designated by the Compensation Committee. The exercise price of option grants may not be lower than the closing market price of our common stock on the date of grant.
RISK MITIGATION POLICIES
Stock Ownership Guidelines
The Compensation Committee adopted the following stock ownership guidelines to align the interests of each NEO with those of shareholders.

Executive	Job Title	Stock Ownership Guideline(1)
Mr. Zillmer	CEO	6x annual base salary
Mr. Tarangelo	EVP, CFO	3x annual base salary
Mr. Bruno	COO, US Food & Facilities	3x annual base salary
Ms. Harrington	EVP, General Counsel	3x annual base salary
Ms. Charpentier	EVP, CHRO	3x annual base salary
(1)Prior to attainment, absolute value is determined annually based on the then-current salary and the prior fiscal year’s average of month-end stock closing prices.
For purposes of determining compliance with the guidelines, shares included are limited to those that are (1) directly or indirectly beneficially owned (held indirectly, such as through family trusts or by immediate family members) and (2) unvested restricted stock units. Therefore, unexercised vested and unvested stock options and unearned or unvested PSUs are not considered when determining compliance with the guidelines.
These guidelines require that the specified amount be attained by the fifth anniversary of the date the named executive officer became subject to their current ownership guideline. If an NEO has not attained the guideline amount by such date, one half of all shares delivered upon vesting of awards held by such NEO (net of withholding for tax obligations) must be retained until the guideline amount has been attained.
All of our NEOs have met or are on track to meet or exceed their ownership guideline by their target ownership date.
Prohibitions on Hedging and Pledging
The Company’s Securities Trading Policy prohibits the pledging of Aramark stock by our directors and executive officers and prohibits our directors, officers and employees from engaging in hedging, speculative or other transactions that hedge or offset any decrease in

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the market value of Aramark stock (including swaps, forwards, options, futures, collars, exchange funds, and other derivative transactions or arrangements).
Clawback Policy
The Company has a robust incentive compensation recoupment, or “clawback” policy. This policy provides that
(i)if an individual was overpaid incentive compensation (annual incentive and performance-based long-term incentives) as a result of reported financial or operating results that were misstated and that such person engaged in misconduct that contributed to a misstatement, the Company may seek to recover the amount of any overpayment or cancel such excess incentive compensation.
(ii)the Company can recover incentive compensation if an executive commits a material violation of law that results in significant economic or reputational damage to the Company.
Early in fiscal 2024, the Compensation Committee approved a separate Incentive Compensation Clawback Policy pursuant to, and consistent with, Rule 303A.14 of the New York Stock Exchange which applies to current and certain former Section 16 officers.
Compensation Risk Disclosure
As part of its responsibility to set appropriate executive compensation, the Compensation Committee annually considers balance in the compensation program and its impact on Aramark’s risk management profile.
Specifically, in fiscal 2025, the Compensation Committee considered whether the mix of performance-based pay, the performance metrics and the degree of difficulty of the performance goals was sufficient to encourage management to strive for strong performance without encouraging risk taking beyond established risk parameters. The Compensation Committee also considered the input of its independent compensation consultant, Meridian, regarding the risk profile of the compensation program as well as various factors that would mitigate risks associated with Aramark’s compensation program. These factors include: an effective balance between the cash and equity mix and short and long-term focus; annual awards of long term incentives with overlapping vesting periods, the use of multiple performance metrics; substantial stock ownership guidelines; clawback policies; an anti-hedging policy; and independent committee oversight of the compensation programs.
After discussing all such matters, the Compensation Committee determined that in relation to fiscal 2025, Aramark’s compensation program is appropriately structured and does not motivate individuals or groups to take risks that are reasonably likely to have a material adverse effect on the Company.
Impact of Regulatory Requirements on Executive Compensation
Sections 280G and 4999. Sections 280G and 4999 of the Internal Revenue Code (the “Code”) limit our ability to take a tax deduction for certain “excess parachute payments” (as defined in the Code) and impose excise taxes on each executive that receives “excess parachute payments” in connection with his or her severance and other payments from us that are contingent on or in connection with a change of control.
The Compensation Committee considered the adverse tax liabilities imposed by Sections 280G and 4999 of the Code, as well as other competitive factors, when it structured certain post-termination compensation payable to our named executive officers. The potential adverse tax consequences to us and/or the executive, however, are not necessarily determinative factors in such decisions. No gross-up payment provisions were included in the employment agreements entered into with our NEOs.
Section 162(m). Section 162(m) of the Code (“Section 162(m)”) generally disallows a tax deduction to a public corporation for compensation over $1,000,000 paid in any fiscal year to a company’s chief executive officer or other named executive officers (excluding the company’s principal financial officer, in the case of tax years commencing before 2018). However, in the case of tax years commencing before 2018, the statute exempted qualifying performance-based compensation from the deduction limit if certain requirements were met. Section 162(m) was amended in December 2017 by the Tax Cuts and Jobs Act to eliminate the exemption for performance-based compensation (other than with respect to payments made pursuant to certain “grandfathered” arrangements entered into prior to November 2, 2017) and to expand the group of current and former executive officers who may be covered by the deduction limit under Section 162(m). While Aramark’s shareholder approved incentive plans were previously structured to provide that certain awards could be made in a manner intended to qualify for the performance-based compensation exemption, that exemption will no longer be available for the current and future tax years (other than with respect to certain “grandfathered” arrangements as noted above).
Compensation Committee Interlocks and Insider Participation
From August 25, 2019, the date Eric Foss stepped down as Chairman, President & CEO through October 6, 2019, the date of Mr. Zillmer’s appointment as Chief Executive Officer, Mr. Sadove, a member of our Compensation Committee, served as a member of the Office of the Chairman, with Mr. Sadove effectively serving as the Company’s Principal Executive Officer during that time.

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COMPENSATION COMMITTEE REPORT
The Compensation Committee has reviewed and discussed the Compensation Discussion and Analysis required by Item 402(b) of Regulation S-K with management. Based on such review and discussions, the Compensation Committee recommended to the Board that the Compensation Discussion and Analysis be included in the Annual Report on Form 10-K and in this Proxy Statement relating to our 2026 Annual Meeting of Shareholders. Submitted by the Compensation Committee of the Board:
Susan M. Cameron, Chair
Greg Creed
Richard W. Dreiling
Patricia E. Lopez
Stephen I. Sadove

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COMPENSATION TABLES
2025 Summary Compensation Table
The following tables, narrative and footnotes discuss the compensation of our Chief Executive Officer, our Chief Financial Officer, and the three other most highly compensated executive officers serving at the end of fiscal 2025, who are referred to as named executive officers or NEOs.

Name and Principal position	Year	Salary(1) ($)	Bonus ($)	Stock Awards(2) ($)	Option Awards(3) ($)	Non- Equity Incentive Plan Compen-sation(4) ($)	Change in Pension value And Non- Qualified Deferred Compensation Earnings(5) ($)	All Other Compen- sation(6) ($)	Total ($)
John J. Zillmer Chief Executive Officer	2025	1,325,000	—	6,809,099	2,850,016	3,456,700	—	101,561	14,542,376
	2024	1,300,000	—	12,698,367	2,851,006	1,866,842	—	28,003	18,744,218
	2023	1,300,000	—	7,652,182	2,849,251	890,117	—	39,282	12,730,832
James Tarangelo EVP, CFO	2025	694,422	—	1,254,340	525,017	791,053	5,479	40,464	3,310,775
	2024	564,040	—	1,334,340	525,102	361,929	5,946	29,781	2,821,138
Marc Bruno COO, US Food & Facilities	2025	758,077	—	1,433,514	600,012	1,145,199	10,491	53,332	4,000,625
	2024	714,231	—	1,615,007	600,219	594,560	11,604	47,267	3,582,888
	2023	676,921	—	1,490,193	554,863	175,983	13,817	51,044	2,962,821
Lauren Harrington EVP, General Counsel	2025	707,115	—	1,254,340	525,017	791,053	4,075	38,153	3,319,753
	2024	662,884	—	1,408,606	525,186	470,814	4,324	31,553	3,103,367
	2023	621,923	—	1,208,314	449,888	209,520	4,900	28,380	2,522,925
Abigail Charpentier EVP, Chief Human Resource Officer	2025	602,655	—	1,254,340	525,017	678,045	2,081	43,140	3,105,278
	2024	554,231	—	1,398,906	525,186	394,088	1,649	28,112	2,902,172
	2023	498,079	—	1,202,177	449,921	140,953	2,027	21,876	2,315,033
(1)Fiscal 2025 salaries are inclusive of salaries earned including an extra 53rd week in the fiscal year. Mr. Tarangelo deferred a portion of his salary under the 2007 Savings Incentive Retirement Plan in fiscal 2024 and fiscal 2025. Mr. Bruno, and Mses. Harrington and Charpentier deferred portions of their salaries under the 2007 Savings Incentive Retirement Plan in fiscal 2023, 2024, and 2025. These amounts are reflected in this column, and, for fiscal 2025, are reflected in the Non-Qualified Deferred Compensation Table.
(2)Includes the aggregate grant date fair value of restricted stock units and performance stock units granted in the respective fiscal year computed in accordance with FASB ASC Topic 718. For additional information on the valuation assumptions, refer to Note 12 to our audited consolidated financial statements in our Annual Report on Form 10-K for the fiscal year ending October 3, 2025. For previously granted PSUs, the grant date fair value reported is based upon the probable outcome of performance at the grant date. The grant date fair value of performance awards with market-based conditions like relative total shareholder return is determined based on a Monte Carlo simulation. For fiscal 2024, this column also includes the incremental fair value associated with the modification of the fiscal 2023 PSUs in connection with the Separation as discussed above.

	Fiscal 2023 Grants		Fiscal 2024 Grants		Fiscal 2025 Grants
	Probable Outcome ($)	Highest Level of Performance ($)	Probable Outcome ($)	Highest Level of Performance ($)	Probable Outcome ($)	Highest Level of Performance ($)
John J. Zillmer	5,752,146	11,504,292	5,435,846	10,871,692	4,909,059	11,781,742
James Tarangelo	—	—	895,131	1,790,263	904,322	2,170,374
Marc Bruno	1,120,170	2,240,339	1,144,397	2,288,794	1,033,499	2,480,398
Lauren Harrington	908,275	1,816,549	1,001,360	2,002,719	904,322	2,170,374
Abigail Charpentier	822,132	1,644,263	1,001,360	2,002,719	904,322	2,170,374
(3)Includes the aggregate grant date fair value of stock options computed in accordance with FASB ASC Topic 718. For additional information on the valuation assumptions, refer to Note 12 to our audited consolidated financial statements in our Annual Report on Form 10-K for the fiscal year ending October 3, 2025.
(4)Represents fiscal year 2023, 2024, and 2025 payments made under the Management Incentive Bonus Plan.
(5)Includes amounts earned on deferred compensation in excess of 120% of the applicable federal rate, based upon the above-market return at the time the rate basis was set.
(6)The following are included in this column for fiscal 2025:
a)The aggregate incremental cost to us of the following perquisites: car allowance ($14,300 for each NEO), premium payments for term life insurance ($1,140 for each NEO), and premium payments for disability insurance of $4,375 for Mr. Zillmer, $3,894 for Mr. Tarangelo, $3,918 for Mr. Bruno, $3,279 for Ms. Harrington, and $4,450 for Ms. Charpentier. Pursuant to Aircraft Time Sharing Agreements entered into with certain members of the executive leadership team, such executives reimburse the Company for the aggregate incremental cost to the Company attributable to each of their personal use of the Company aircraft. The calculation of incremental cost for personal use of Company aircraft includes the variable costs incurred as a result of their personal flight activity, including charges for aircraft fuel, landing fees, and any travel expenses for the flight crew. The variable costs for the Company’s fractional ownership share include the

46

regular hourly charge, the fuel variable charge, international flat fees and other fees. The members of the executive leadership team are not reimbursed by the Company for any personal income taxes associated with their personal use of the Company aircraft or the Company fractional ownership share. Personal guests of Mr. Bruno accompanied him on certain business flights which resulted in zero incremental cost to the Company.
b)Pursuant to the Aramark Policy on Personal Use of Corporate Aircraft, this amount includes $55,077 in incremental cost of the personal use of the Company aircraft for Mr. Zillmer.
c)Reimbursements for executive physicals in the amounts of $4,000 for Mr. Tarangelo and Ms. Charpentier, $6,274 for Mr. Bruno, and $3,500 for Ms. Harrington.
d)Amounts that constitute the Company match to the Savings Incentive Retirement Plan for fiscal 2025 of $11,750 for Messrs. Bruno and Tarangelo and Mses. Harrington and Charpentier.
e)Matching contributions to a college or other non-profit for fiscal 2025 in the amounts of $2,500 for Mr. Tarangelo, $8,450 for Mr. Bruno and $3,759 for Ms. Harrington.
f)Financial planning reimbursements of $780 for Mr. Tarangelo, $7,500 for Mr. Bruno and Ms. Charpentier, and $425 for Ms. Harrington.
g)Cost of the personal use of Company-owned tickets or the Company-owned suite at sports stadiums and arenas for fiscal 2025 in the amounts of $26,670 for Mr. Zillmer and $2,100 for Mr. Tarangelo.
Grants of Plan-Based Awards for Fiscal Year 2025
The following table provides information about equity and non-equity awards granted to our named executive officers in fiscal 2025.

Name	Type(1)	Grant Date	Committee Meeting Date	Estimated Future Payouts under Non-Equity Incentive Plan Awards (2)			Estimated Future Payouts under Equity Incentive Plan Awards			All Other Stock Awards: Number of Shares of Stock or Units	All Other Option Awards: Number of Securities Underlying Options	Exercise or Base Price of Option Awards ($/sh)	Grant Date Fair Value of Stock and Option Awards(3)
				Threshold	Target	Maximum	Threshold (#)	Target (#)	Maximum
Zillmer	ACI			650,000	2,600,000	5,135,000
	NQSOs(4)	12/2/2024	11/4/2024								161,474	$40.32	$2,850,016
	PSUs(5)	12/2/2024	11/4/2024				47,123	117,808	282,739				$4,909,059
	RSUs(6)	12/2/2024	11/4/2024							47,124			$1,900,040
Tarangelo	ACI			148,750	595,000	1,175,125
	NQSOs(4)	12/2/2024	11/4/2024								29,746	$40.32	$525,017
	PSUs(5)	12/2/2024	11/4/2024				8,681	21,702	52,085				$904,322
	RSUs(6)	12/2/2024	11/4/2024							8,681			$350,018
Bruno	ACI			234,375	937,500	1,851,563
	NQSOs(4)	12/2/2024	11/4/2024								33,995	$40.32	$600,012
	PSUs(5)	12/2/2024	11/4/2024				9,921	24,802	59,525				$1,033,499
	RSUs(6)	12/2/2024	11/4/2024							9,921			$400,015
Harrington	ACI			148,750	595,000	1,175,125
	NQSOs(4)	12/2/2024	11/4/2024								29,746	$40.32	$525,017
	PSUs(5)	12/2/2024	11/4/2024				8,681	21,702	52,085				$904,322
	RSUs(6)	12/2/2024	11/4/2024							8,681			$350,018
Charpentier	ACI			127,500	510,000	1,007,250
	NQSOs(4)	12/2/2024	11/4/2024								29,746	$40.32	$525,017
	PSUs(5)	12/2/2024	11/4/2024				8,681	21,702	52,085				$904,322
	RSUs(6)	12/2/2024	11/4/2024							8,681			$350,018
(1)ACI = Annual Cash Incentive; NQSO = Non-Qualified Stock Option, PSU = Performance Stock Unit, RSU = Restricted Stock Unit
(2)The amounts represent the threshold, target, and maximum payouts under the Management Incentive Bonus Plan for the 2025 performance period.
(3)This column shows the full grant date fair value of non-qualified stock options, performance stock units and restricted stock units granted to our named executive officers in fiscal 2025 under FASB ASC Topic 718. The grant date fair value for performance stock units granted in fiscal 2025 assumes achievement of the target amount. For additional information on the valuation assumptions, refer to Note 12 to our audited consolidated financial statements in our Annual Report on Form 10-K for the fiscal year ended October 3, 2025. These amounts do not correspond to the actual value that will be received by the named executive officers.
(4)These stock options were granted under the 2023 Stock Plan, vest 25% annually over four years and have a ten-year term, subject to grantee’s continued employment.
(5)These performance stock units were granted under the 2023 Stock Plan and vest at the end of fiscal 2027, provided that the performance targets, based on Cumulative Earnings per Share and actual fiscal 2027 Return on Invested Capital, as modified by Relative TSR performance, are met for the three-year period ending October 1, 2027.
(6)These restricted stock units were granted under the 2023 Stock Plan and vest annually 25% per year over four years, subject to the grantee’s continued employment.

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Outstanding Equity Awards at 2025 Fiscal Year-End
The following table provides information with respect to outstanding equity awards held by our NEOs at 2025 fiscal year-end.

Name	Type	Option Awards					Stock Awards
		Number of Securities Underlying Unexercised Options Exercisable(1) (#)	Number of Securities Underlying Unexercised Options Unexercisable(2) (#)	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)	Market Value of Shares or Unites of Stock That Have Not Vested ($)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or other Rights That Have Not Vested ($)
Zillmer	NQSOs	416,506	—		$30.60	11/21/2029
	NQSOs	736,882	—		$20.41	9/4/2030
	NQSOs	183,695	—		$25.24	9/4/2030
	NQSOs	238,708	—		$32.45	9/4/2030
	NQSOs	302,815	—		$39.66	9/4/2030
	NQSOs	376,873	—		$46.87	9/4/2030
	NQSOs	460,761	—		$54.08	9/4/2030
	NQSOs	474,044	—		$61.29	9/4/2030
	NQSOs	82,940(5)	—		$61.29	1/7/2031
	NQSOs	297,639	—		$26.60	11/18/2031
	NQSOs	116,222	116,225		$29.06	11/17/2032
	NQSOs	59,445	178,337		$28.05	11/27/2033
	NQSOs	—	161,474		$40.32	12/2/2034
	PSUs(3)								461,504	$17,998,667
	RSUs(4)						33,839	$1,319,704
Tarangelo	NQSOs	8,852	—		$24.58	11/18/2026
	NQSOs	6,419	—		$29.38	11/16/2027
	NQSOs	6,719	—		$26.50	11/15/2028
	NQSOs	5,919	—		$30.60	11/21/2029
	NQSOs	25,140	—		$16.28	6/30/2030
	NQSOs	31,027	—		$20.41	9/4/2030
	NQSOs	12,533	—		$26.60	11/18/2031
	NQSOs	4,892	4,895		$29.06	11/17/2032
	NQSOs	2,503	7,509		$28.05	11/27/2033
	NQSOs	8,273	24,820		$28.96	1/16/2034
	NQSOs	—	29,746		$40.32	12/2/2034
	PSUs(3)								54,352	$2,119,723
	RSUs(4)						2,850	$111,166
Bruno	NQSOs	78,689	—		$24.58	11/18/2026
	NQSOs	57,060	—		$29.38	11/16/2027
	NQSOs	74,653	—		$26.50	11/15/2028
	NQSOs	65,764	—		$30.60	11/21/2029
	NQSOs	10,996	—		$30.46	12/4/2029
	NQSOs	135,741	—		$20.41	9/4/2030
	NQSOs	61,232	—		$25.24	9/4/2030
	NQSOs	79,570	—		$32.45	9/4/2030
	NQSOs	100,939	—		$39.66	9/4/2030
	NQSOs	125,624	—		$46.87	9/4/2030
	NQSOs	153,587	—		$54.08	9/4/2030
	NQSOs	185,661	—		$61.29	9/4/2030
	NQSOs	57,962	—		$26.60	11/18/2031
	NQSOs	22,632	22,634		$29.06	11/17/2032
	NQSOs	12,515	37,545		$28.05	11/27/2033
	NQSOs	—	33,995		$40.32	12/2/2034
	PSUs(3)								94,489	$3,685,056
	RSUs(4)						6,589	$256,980

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Name	Type	Option Awards					Stock Awards
		Number of Securities Underlying Unexercised Options Exercisable(1) (#)	Number of Securities Underlying Unexercised Options Unexercisable(2) (#)	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)	Market Value of Shares or Unites of Stock That Have Not Vested ($)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or other Rights That Have Not Vested ($)
Harrington	NQSOs	8,852	—		$24.58	11/18/2026
	NQSOs	9,511	—		$29.38	11/16/2027
	NQSOs	6,719	—		$26.50	11/15/2028
	NQSOs	32,607	—		$22.06	3/4/2029
	NQSOs	28,458	—		$27.16	8/8/2029
	NQSOs	65,764	—		$30.60	11/21/2029
	NQSOs	116,350	—		$20.41	9/4/2030
	NQSOs	45,924	—		$25.24	9/4/2030
	NQSOs	59,677	—		$32.45	9/4/2030
	NQSOs	75,704	—		$39.66	9/4/2030
	NQSOs	94,218	—		$46.87	9/4/2030
	NQSOs	115,190	—		$54.08	9/4/2030
	NQSOs	139,246	—		$61.29	9/4/2030
	NQSOs	46,996	—		$26.60	11/18/2031
	NQSOs	18,350	18,352		$29.06	11/17/2032
	NQSOs	10,950	32,852		$28.05	11/27/2033
	NQSOs	—	29,746		$40.32	12/2/2034
	PSUs(3)								80,565	$3,142,029
	RSUs(4)						5,344	$208,402
Charpentier	NQSOs	22,424	—		$25.41	9/1/2031
	NQSOs	12,533	—		$26.60	11/18/2031
	NQSOs	4,892	4,895		$29.06	11/17/2032
	NQSOs	12,320	12,322		$31.69	1/6/2033
	NQSOs	10,950	32,852		$28.05	11/27/2033
	NQSOs	—	29,746		$40.32	12/2/2034
	PSUs(3)								76,038	$2,965,469
	RSUs(4)						2,850	$111,166
(1)The amounts in this column are time vesting options that have vested.
(2)These are options subject to time vesting and vest 25% at the end of each of the first four years from the date of grant, provided that the NEO is still employed, with certain exceptions (disability, retirement or death). See “Potential Post-Employment Benefits”. All options were granted on the date that is ten years prior to the listed expiration date.
(3)Performance Stock Units granted in fiscal 2025 to all NEOs are subject to three-year cumulative Earnings Per Share (EPS) and Return on Invested Capital (ROIC) each weighted 50%, modified +/- 20% by Relative TSR (rTSR) performance and will vest between 40% and 240% of target amount based on actual performance during the performance period, assuming the threshold performance requirement is met. Performance Stock Units granted in fiscal 2023 and fiscal 2024 to all NEOs are subject to three-year cumulative Adjusted Revenue Growth (ARG) and EPS, and final fiscal year of the performance period ROIC each weighted 20%, and rTSR (a 2-year period with respect to the PSUs granted in fiscal 2023 and a 3-year period with respect to the PSUs granted in fiscal 2024) weighted 40%. The awards vest between 50% and 200% of target amount based on actual performance during the performance periods, assuming the threshold performance requirement is met. As previously described in the "Long-Term Incentives (2023 - 2025 Performance Period)" section of the CD&A, the PSUs granted in fiscal 2023 were certified on November 10, 2025 resulting in an 89.1% of target payout. The PSUs granted in fiscal 2024 and fiscal 2025 will vest at the end of fiscal 2027 and the PSUs granted in fiscal 2023 will vest at the end of fiscal 2026, provided that the named executive officer is still employed on such dates with certain exceptions (disability, retirement or death). See “Potential Post-Employment Benefits”. Performance stock units accrue dividend equivalent units that are delivered only upon vesting of the underlying shares and such dividend equivalent units are included in the table. In all cases, outstanding awards are reflected at target payout levels. Additional details are set forth below:

49

Name	Award Date	Number of Unearned Shares or Units at Target (#)	Number of Unearned Shares or Units at Maximum (#)	Performance Condition	Performance Period End Date	Vest Date
Zillmer	11/17/2022	169,183	338,366	ARG, EPS, ROIC, rTSR	10/3/2025	10/2/2026
	11/27/2023	173,252	346,504	ARG, EPS, ROIC, rTSR	10/2/2026	10/1/2027
	12/2/2024	119,069	285,766	EPS, ROIC, rTSR	10/1/2027	10/1/2027
Tarangelo	11/17/2022	4,276	8,551	ARG, EPS, ROIC, rTSR	10/3/2025	10/2/2026
	11/27/2023	4,378	8,756	ARG, EPS, ROIC, rTSR	10/2/2026	10/1/2027
	1/16/2024	23,764	47,528	ARG, EPS, ROIC, rTSR	10/2/2026	10/1/2027
	12/2/2024	21,934	52,642	EPS, ROIC, rTSR	10/1/2027	10/1/2027
Bruno	11/17/2022	32,947	65,893	ARG, EPS, ROIC, rTSR	10/3/2025	10/2/2026
	11/27/2023	36,474	72,949	ARG, EPS, ROIC, rTSR	10/2/2026	10/1/2027
	12/2/2024	25,068	60,162	EPS, ROIC, rTSR	10/1/2027	10/1/2027
Harrington	11/17/2022	26,715	53,430	ARG, EPS, ROIC, rTSR	10/3/2025	10/2/2026
	11/27/2023	31,915	63,831	ARG, EPS, ROIC, rTSR	10/2/2026	10/1/2027
	12/2/2024	21,934	52,642	EPS, ROIC, rTSR	10/1/2027	10/1/2027
Charpentier	11/17/2022	4,276	8,551	ARG, EPS, ROIC, rTSR	10/3/2025	10/2/2026
	1/6/2023	17,912	35,825	ARG, EPS, ROIC, rTSR	10/3/2025	10/2/2026
	11/27/2023	31,915	63,831	ARG, EPS, ROIC, rTSR	10/2/2026	10/1/2027
	12/2/2024	21,934	52,642	EPS, ROIC, rTSR	10/1/2027	10/1/2027
(4)On August 15, 2024, in order to ensure the retention of our CEO to allow for an in-depth assessment of both internal and external candidates, in connection with the Company’s CEO and broader executive organizational planning, the Board approved a special, one-time RSU grant to Mr. Zillmer with a grant date fair value of $5,000,000 (the "CEO Succession Process RSU Grant"). The CEO Succession Process RSU Grant will vest on the earlier to occur of: (i) the third anniversary of the date of grant and (ii) six months following the date (the “Succession Date”) the Board appointed successor CEO begins active permanent employment with the Company (or such earlier date following the Succession Date as may be determined by the Board), subject to Mr. Zillmer’s continued employment with the Company through the vesting date. The CEO Succession Process RSU Grant also provides for accelerated vesting in the event of certain qualifying termination of employment events (not including Mr. Zillmer's voluntary retirement). Apart from the CEO Succession Process RSU Grant, the remaining RSUs for all NEOs are subject to time vesting and vest 25% at the end of each of the first four years from the date of grant, provided that the NEO is still employed by us on such dates, with certain exceptions (disability, retirement, retirement with notice or death). See “Potential Post-Employment Benefits”. The number of restricted stock units listed includes dividend equivalents accrued with respect to such award:

Name	Award Date	Number of Shares or Units of Stock That Have Not Vested (#)	Name	Award Date	Number of Shares or Units of Stock That Have Not Vested (#)
Zillmer	11/17/2022	33,839	Bruno	11/17/2022	6,589
	11/27/2023	51,977		11/27/2023	10,944
	8/15/2024	142,485		12/2/2024	10,027
	12/2/2024	47,629	Harrington	11/17/2022	5,344
Tarangelo	11/17/2022	2,850		11/27/2023	9,575
	11/27/2023	4,378		12/2/2024	8,774
	1/16/2024	7,130	Charpentier	11/17/2022	2,850
	12/2/2024	8,774		1/6/2023	3,581
				11/27/2023	9,575
				12/2/2024	8,774
(5)Subsequent to the 2020 fiscal year end, Mr. Zillmer agreed to forfeit 59,803 options because the total number of options granted to him on September 4, 2020 (fiscal 2020) inadvertently exceeded the annual limit of 2,000,000 options granted to an individual under the 2013 Stock Plan. These stock options are premium priced options, granted at an exercise price that exceeded the market value of the common stock on the date of grant, intended to motivate superior performance over the long term. The amount Mr. Zillmer agreed to forfeit was granted in calendar year and fiscal 2021.

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Option Exercises and Stock Vested Table for Fiscal Year 2025
The following table sets forth information with respect to the named executive officers concerning the exercise of options and the vesting of restricted stock units in fiscal 2025.

Name	Option Awards		Stock Awards
	Number Of Shares Acquired On Exercise (#)	Value Realized On Exercise ($)(1)	Number Of Shares Acquired On Vesting(2)(3) (#)	Value Realized On Vesting(1) ($)
Zillmer	—	$—	58,561	$2,271,144
Tarangelo	16,274	$250,713	7,289	$283,832
Bruno	49,793	$799,178	11,675	$453,713
Harrington	7,909	$147,232	9,698	$377,660
Charpentier	—	$—	8,424	$329,655
(1)Value realized on exercise and vesting is calculated based upon the closing price of our common stock on the NYSE at the date of exercise or vesting, as applicable.
(2)This column includes restricted stock units that have vested during the fiscal year. For restricted stock units the number of shares acquired on vesting includes dividend equivalents. The performance stock units with a performance period ending in fiscal 2025 will vest at the end of fiscal 2026.
(3)For each named executive officer, shares actually delivered upon vesting of stock awards were net of amounts withheld related to taxes.
Pension Benefits for Fiscal 2025
No named executive officer participated in a pension benefit plan during fiscal 2025.
Non-Qualified Deferred Compensation for Fiscal Year 2025
Our named executive officers are eligible to participate in a deferred compensation plan; the Second Amended and Restated Aramark Savings Incentive Retirement Plan, which is discussed in further detail below.

Name	Executive Contributions in Last FY(1) ($)	Registrant Contributions in Last FY(2) ($)	Aggregate Earnings in Last FY(3) ($)	Aggregate Withdrawals/ Distributions ($)(4)	Aggregate Balance At Last FYE(3) ($)
Zillmer
2007 SIRP	—	—	—	—	—
Tarangelo
2007 SIRP	40,771	11,750	52,173	—	1,030,774
Bruno
2007 SIRP	46,542	11,750	99,904	—	1,942,030
Harrington
2007 SIRP	41,590	11,750	38,800	—	776,237
Charpentier
2007 SIRP	103,778	11,750	19,819	—	411,790
(1)All amounts in this column were deferred under the 2007 Savings Incentive Retirement Plan during fiscal 2025; such amounts are included in the named executive officer’s salary amount in the Summary Compensation Table.
(2)These amounts constitute the Company matching contributions to the 2007 Savings Incentive Retirement Plan for fiscal 2025, which were made in November 2025. These amounts are reported in the “All Other Compensation” column of the Summary Compensation Table.
(3)To the extent that participants’ earnings on their account balances for the 2007 Savings Incentive Retirement Plan exceeded 120% of the applicable federal rate, those excess earnings were reported in the Change in Pension Value and Non-Qualified Deferred Compensation Earnings column of the Summary Compensation Table as follows: for Mr. Tarangelo $5,479, for Mr. Bruno, $10,491, for Ms. Harrington, $4,075 and for Ms. Charpentier, $2,081.
(4)The Aggregate Balance at Fiscal Year End includes amounts that were reported in the Summary Compensation Table for the last three fiscal years for Mr. Bruno, $214,847, for Ms. Harrington, $165,477, and for Ms. Charpentier, $371,343, and for the last two fiscal years for Mr. Tarangelo, $113,212.

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The Second Amended and Restated Aramark Savings Incentive Retirement Plan enables our named executive officers to defer up to 25% of their base salaries, which become our unfunded deferral obligations. We credit the deferral amounts with interest at the Moody’s Long Term Corporate Baa Bond Index rate for October of the previous year, which was 5.63% beginning January 1, 2025. From October 1, 2024 until December 31, 2024, we credited amounts deferred with an interest rate equal to 6.63%. Employees who participate in the Savings Incentive Retirement Plan are eligible to receive a Company matching contribution equal to 25-75% of the first 6% of their salary deferred up to the Internal Revenue Code maximum deferral limit ($23,500 for fiscal 2025). This match is intended to replicate what the employee would have received if he or she had been able to participate in our 401(k) plans. For fiscal 2025, the Company matching contribution was 50%. Participants in the Savings Incentive Retirement Plan may only make account withdrawals if there occurs an unforeseeable emergency as defined in the plan and the withdrawal is approved by the plan administrative committee. Company match amounts are not available for a hardship withdrawal. The Savings Incentive Retirement Plan is settled in cash following termination of employment and in compliance with certain requirements of Section 409A of the Internal Revenue Code.
The interest rate for both the Savings Incentive Retirement Plan and the Deferred Compensation Plan will be adjusted on January 1, 2026, based on the Moody’s Long Term Corporate Baa Bond Index rate for October 2025 which is 5.74%.
Potential Post-Employment Benefits
Our named executive officers may be eligible to receive benefits in the event their employment is terminated (1) upon their retirement, disability or death, (2) by Aramark without cause (or by the executive in certain cases of “good reason”), or (3) in certain circumstances following a change of control. The amount of benefits will vary based on the reason for the termination.
The following sections present a discussion and calculations, as of October 3, 2025, of the estimated benefits the named executive officers would receive in these situations. Although the calculations are intended to provide reasonable estimates of the potential benefits, they are based on numerous assumptions discussed in the footnotes to the table and may not represent the actual amount an executive would receive if an eligible termination event were to occur.
Each of our NEOs has entered into an agreement relating to employment and post-employment competition, which we refer to herein as an employment agreement. On July 16, 2020, Aramark entered into amended and restated employment agreements with Messrs. Zillmer and Bruno and Ms. Harrington to promote general consistency in post-employment terms and conditions. On December 3, 2022, Aramark entered into an employment agreement with Ms. Charpentier upon her appointment as Chief Human Resource Officer, which contains generally consistent post-employment terms and conditions as the agreement in place with the other NEOs. On December 11, 2023, Aramark entered into an employment agreement with Mr. Tarangelo upon his appointment as Chief Financial Officer which contains generally consistent post-employment terms and conditions as the agreement in place with the other NEOs.
In addition to the amounts disclosed in the following sections, each of our NEOs would retain the amounts which he or she has earned or accrued over the course of his or her employment prior to the termination event, such as the executive’s balances under our deferred compensation plans and previously vested equity awards. For further information about previously earned and accrued amounts, see “Summary Compensation Table,” “Outstanding Equity Awards at 2025 Fiscal Year-End” and “Non-Qualified Deferred Compensation for Fiscal Year 2025.”
Termination without Cause / Resignation for Good Reason in the Absence of a Change of Control
If we terminate the NEO without cause (or Mr. Zillmer terminates employment for Good Reason), he or she will receive the following:
•severance payments equal to his or her monthly base salary and target annual incentive for 18 months (24 months in the case of Mr. Zillmer) made in the course of our normal payroll cycle;
•pro rata bonus provided for the year of the termination at time of the regular payment based on actual performance outcomes;
•participation in our basic medical and life insurance programs during the period over which he or she receives severance payments, with the employee’s share of premiums deducted from the severance payments
•continuation of his or her monthly car allowance payments during the severance period;
•reimbursement for professional outplacement services incurred during the applicable severance pay period, in an amount not to exceed 10% of the executive’s salary at the time of the termination (not provided to Mr. Zillmer); and
•all of his or her vested stock options, with 90 days following termination of employment to exercise, with all unvested equity awards automatically canceled.

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Termination without Cause / Resignation for Good Reason in Relation to a Change of Control
Our NEO employment agreements contain a “double trigger” change of control termination provision. If employment is terminated by us without cause during the two-year period following a change of control (or his or her employment is terminated prior to such change of control either at the request of a party to the change of control transaction or otherwise in connection with or in anticipation of such change of control which subsequently occurs) or if he or she resigns with Good Reason (as defined in his or her employment agreement and described below), following a change of control, he or she would receive:
•cash severance benefits based on a multiple of two times his or her base salary and two times his or her target bonus (two and one-half times in the case of Mr. Zillmer) payable over a two-year period according to our payroll cycle (as a lump sum for Mr. Zillmer);
•a lump sum payment equal to the portion of his or her target bonus attributable to the portion of the fiscal year served prior to termination, plus any earned but unpaid amounts;
•continued medical, life and disability insurance at our expense for a two-year period following termination (two and one-half years in the case of Mr. Zillmer);
•outplacement counseling in an amount not to exceed 10% of base salary (not provided to Mr. Zillmer);
•continued payment of his or her monthly car allowance payments, if provided at the time of termination, for a period of 24 months (30 months in the case of Mr. Zillmer); and
•accelerated vesting of outstanding equity-based awards (as described below under “Change of Control Vesting of Equity Awards”) or retirement plan benefits as is specified under the terms of the applicable plans.
Termination for Cause / Resignation without Good Reason
Upon termination for cause or resignation without good reason, Aramark NEOs are not entitled to any severance benefits under their respective employment agreements and all vested stock options (on termination for cause) and unvested equity awards held by them would be immediately canceled. Termination for cause means termination of employment due to conviction or plea of guilty or nolo contendere to a felony, intentional fraud or dishonesty with regard to us that causes us demonstrable harm, willful and continuous failure to perform his or her lawfully assigned duties that are consistent with his or her position, willful violation of our Business Conduct Policy that causes material harm to us or our business reputation or intentionally working against our best interests, in each case after notice and failure to cure the conduct within 10 business days.
Retirement, Death or Disability
Named executive officers do not receive any special severance benefits upon retirement, death or disability, other than those under the life insurance policies, as applicable, in the case of death.
Equity Treatment for the CEO: With regard to equity awards, upon death or retirement with notice, Mr. Zillmer will be eligible to vest in all outstanding equity awards according to their pre-established vesting terms and performance conditions, with the exception of the CEO Succession Process RSU Grant previously outlined in the "Outstanding Equity Awards at 2025 Fiscal Year-End" table above. In such event of retirement with notice, stock options would remain exercisable for their full remaining contractual terms. The CEO Succession Process RSU Grant will vest on the earlier to occur of: (i) the third anniversary of the date of grant and (ii) six months following the Succession Date, subject to Mr. Zillmer’s continued employment with the Company through the vesting date.
Upon disability, Mr. Zillmer is eligible to vest in one additional tranche of time-vesting equity awards, with the exception of the CEO Succession Process RSU Grant which will become immediately vested, and become vested in Performance Awards based on the following schedule: 1/3 of the award is eligible to vest based on actual performance as measured at the end of the three-year performance period if the disability event occurs during the first year of the three-year performance period, 2/3 of the award is eligible to vest based on actual performance as measured at the end of the three-year performance period if the disability event occurs during the second year of the three-year performance, and all of the award is eligible to vest based on actual performance as measured at the end of the three-year performance period if the disability event occurs during the third year of the three-year performance period. In addition, vested stock options remain exercisable for one year following termination of employment due to disability.
Equity Treatment for other NEOs: With regard to their equity awards, upon retirement (defined as reaching 60 years of age with five years of total service), death or disability, NEOs (excluding the CEO) are eligible to vest in one additional tranche of time-vesting equity awards and become vested in Performance Stock Units based on the following schedule: 1/3 of the award is eligible to vest based on actual performance as measured at the end of the three-year performance period if the termination occurs during the first year of the three-year performance period, 2/3 of the award is eligible to vest based on actual performance as measured at the end of the three-year performance period if the termination occurs during the second year of the three-year performance, and all of the award is eligible to vest based on actual performance as measured at the end of the three-year performance period if the termination occurs during the third year of the three-year performance period. In addition, vested stock options remain exercisable for one year following termination of employment due to death, disability or retirement.
Beginning for awards granted in fiscal 2018, if any NEO has been employed with the Company for at least five years, is at least 62 years old and gives the Company at least one year’s written notice of his or her intent to retire, then upon such a retirement with notice (using the retirement date provided in the written notice regardless of any Board action to accelerate the retirement date), the next two

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tranches of outstanding, unvested equity awards will remain outstanding and eligible to vest on their original terms (with the vesting of performance based equity incentives to remain subject to the achievement of the relevant performance condition), without regard to a requirement that the executive remain in service with the Company. Additionally, in such event of retirement with notice, any vested stock options granted beginning in fiscal 2018 would remain exercisable for up to three years.
Change of Control Vesting of Equity Awards
In the event of a change of control with respect to equity awards granted under the 2013 Stock Plan and 2023 Stock Plan, upon a termination without cause (or, if applicable, a resignation for Good Reason) during the two-year period following a change of control, all time-vesting equity awards become immediately vested and all Performance Awards will become vested (i) at the target level if the termination date occurs prior to the end of the performance period and (ii) based on the actual performance level if the termination date occurs on or after the end of the performance period; provided that in the case of equity awards granted subject to the achievement of solely a relative total shareholder return condition, the vesting will remain subject to the achievement of such condition.
280G Golden Parachute Provisions
Each named executive officer agreement provides that if any payments in connection with a change of control of the Company would constitute excess parachute payments that are subject to excise taxes under Section 4999 of the Internal Revenue Code, such payments will be subject to a reduction to avoid any such excise taxes that may be due, if such reduction results in the executive retaining a greater after-tax amount than if executive received the full unreduced amount and paid all taxes (including the excise taxes) due. No employees are eligible to receive a gross-up payment in respect of any such excise taxes he or she may pay. If a change of control were to have occurred at the end of fiscal 2025, excise tax would have been imposed on Messrs. Zillmer and Tarangelo and Ms. Charpentier and they would have retained a greater after-tax amount if they paid the excise tax than if payments were reduced. If a change of control were to have occurred at the end of fiscal 2025, excise tax would have been imposed on Mr. Bruno and Ms. Harrington and they would have retained a greater after-tax amount if their payments were reduced than if they paid the excise tax.
Restrictive Covenants
Named executive officers are each subject to (i) non-disclosure and non-disparagement obligations, (ii) a two-year non-competition covenant (two and one-half years in the case of Mr. Zillmer) if his or her employment is terminated in the absence of a change of control, provided that such period of restriction is reduced to one and one-half years (two years in the case of Mr. Zillmer) if he or she is terminated without cause or he or she resigns for good reason, in each case, following a change of control, and (iii) a two-year non-solicitation covenant (two and one-half years in the case of Mr. Zillmer) following his or her termination of employment.

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Good Reason Definitions
For Mr. Zillmer, “Good Reason” means any of the following actions absent a Change of Control or on or after a Change of Control, without Mr. Zillmer’s express prior written approval, other than due to Mr. Zillmer’s permanent disability or death:
•removal by the Company’s Board of Directors from the position of Chief Executive Officer of the Company;
•any decrease in Base Salary or Target Bonus;
•any relocation of Mr. Zillmer’s principal place of business of 50 miles or more from the Company’s headquarters in Philadelphia, Pennsylvania, other than normal travel consistent with past practice; or
•the Company’s material breach of the employment letter agreement between the Company and Mr. Zillmer dated October 6, 2019, which for the avoidance of doubt does not include the provisions of the Aramark Agreement relating to Employment and Post Employment Competition, but includes, without limitation, a diminution of Mr. Zillmer’s duties or authority as Chief Executive Officer (including reporting relationships).
Mr. Zillmer has twelve months from the time Mr. Zillmer first becomes aware of the existence of Good Reason to resign. Mr. Zillmer must provide notice of the existence of the condition within a period not to exceed 90 days of the initial existence of the condition, upon the notice of which the Company will have 30 days during which it may remedy the condition required to pay the amount.
For other NEOs, “Good Reason” means any of the following actions on or after a Change of Control, without the Executive’s express prior written approval, other than due to the Executive’s permanent disability or death:
•any decrease in Base Salary or Target Bonus;
•any decrease in the Executive’s pension benefit opportunities or any material diminution in the aggregate employee benefits, in each case, afforded to the Executive immediately prior to the Change of Control, but not including any such decrease or diminution that is inadvertent and that is cured within 30 days following written notice of such decrease or diminution by the Executive to the Company;
•any diminution in the Executive’s title or reporting relationship, or substantial diminution in duties or responsibilities (other than solely as a result of a Change of Control in which the Company immediately thereafter is no longer publicly held); or
•any relocation of the Executive’s principal place of business of 35 miles or more, other than normal travel consistent with past practice.
The Executive shall have twelve months from the time the Executive first becomes aware of the existence of Good Reason to resign for Good Reason. The Executive must provide notice to the Company of the existence of the condition described above within a period not to exceed 90 days of the initial existence of the condition, upon the notice of which the Company will have a period of 30 days during which it may remedy the condition and not be required to pay the amount.
Definition of Change of Control
Change of control is defined in each of our named executive officers’ agreements relating to employment and post-employment competition to include the following:
•an entity or group other than us, our former private equity sponsor owners or one of our employee benefit plans acquires more than 50% of our voting stock;
•the Company experiences a reorganization, merger or sale or disposition of substantially all of our assets or we purchase the assets or stock of another entity unless the shareholders prior to the transaction own at least 50% of the voting stock after the transaction and no person owns a majority of the voting stock (unless that ownership existed before the transaction); or
•a majority of the members of the Board are replaced during any 12-month period and the new directors are not endorsed by a majority of the Board before the replacement.

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Estimated Benefits Upon Termination – Subject to Change
The following table shows potential payments to our named executive officers under existing contracts, agreements, plans or arrangements, whether written or unwritten, for various scenarios involving a termination of employment, assuming a October 3, 2025 termination date unless otherwise indicated and using the closing price of our common stock on the NYSE as of October 3, 2025 ($39.00). The named executive officers would also be eligible to receive their accrued deferred compensation (see “Nonqualified Deferred Compensation for Fiscal Year 2025”), which does not automatically accelerate upon a change of control, and the value of any vested stock options. Certain of the named executive officers have optional life insurance for which they pay 100% of the premium.

Name	Retirement ($)	Retirement with Notice ($)	Death(3) ($)	Disability ($)	Termination With Cause ($)	Termination Without Cause(4) ($)	Change of Control(5) ($)
Zillmer(6)
Cash Payment (Lump Sum)	—	—	2,000,000		—	—	12,350,000
Cash Payment (Over Time)	—	—	—	—	—	7,800,000	—
Acceleration of Unvested Equity(1)	—	26,311,048	31,867,974	21,236,029	—	—	31,867,974
Benefit Continuation(2)	—	—	—	—	—	59,267	108,369
Total	—	26,311,048	33,867,974	21,236,029	—	7,859,267	44,326,343
Tarangelo(7)
Cash Payment (Lump Sum)	—	—	2,000,000		—	—	595,000
Cash Payment (Over Time)	—	—	—	—	—	1,942,500	2,590,000
Acceleration of Unvested Equity(1)	—	—	1,609,107	1,609,107	—	—	3,401,971
Benefit Continuation(2)	—	—	—	0	—	124,294	169,378
Total	—	—	3,609,107	1,609,107	—	2,066,794	6,756,349
Bruno(8)
Cash Payment (Lump Sum)	—	—	2,000,000		—	—	937,500
Cash Payment (Over Time)	—	—	—	—	—	2,531,250	1,548,603
Acceleration of Unvested Equity(1)	—	—	3,177,232	3,177,232	—	—	5,396,002
Benefit Continuation(2)	—	—	—	—	—	131,614	165,729
Total	—	—	5,177,232	3,177,232	—	2,662,864	8,047,834
Harrington(9)
Cash Payment (Lump Sum)	—	—	2,000,000		—	—	595,000
Cash Payment (Over Time)	—	—	—	—	—	1,942,500	1,475,115
Acceleration of Unvested Equity(1)	—	—	2,682,154	2,682,154	—	—	4,608,203
Benefit Continuation(2)	—	—	—	—	—	126,614	160,728
Total	—	—	4,682,154	2,682,154	—	2,069,114	6,839,046
Charpentier(10)
Cash Payment (Lump Sum)	—	—	2,000,000		—	—	510,000
Cash Payment (Over Time)	—	—	—	—	—	1,665,000	2,220,000
Acceleration of Unvested Equity(1)	—	—	2,504,975	2,504,975	—	—	4,430,379
Benefit Continuation(2)	—	—	—	—	—	116,614	150,728
Total	—	—	4,504,975	2,504,975	—	1,781,614	7,311,107
(1)Represents acceleration of unvested stock options, restricted stock units and performance stock units that would vest upon the occurrence of the specified event. Calculations are based upon the closing price of our common stock on the NYSE as of October 3, 2025 ($39.00).
(a)Mr. Zillmer has achieved the age and service requirements which entitle him to give six months' notice to be eligible to receive continued vesting of his equity under the 2013 and 2023 Stock Plans, with the exception of his CEO Succession Process RSU Grant. For more information see “CEO Succession Process RSU Grant" above.
(b)In the case of death or disability of any named executive officer, amounts were calculated assuming that all time-vesting options and restricted stock units scheduled to vest in fiscal 2026 vest with the exception of Mr. Zillmer who would vest in all outstanding equity awards upon death. With regard to unearned performance stock units, amounts were calculated assuming target performance levels were achieved, and proration applied, if applicable.
(c)Unvested stock options, restricted stock units and performance stock units granted under the 2013 and 2023 Stock Plan would become fully vested if the named executive officer is terminated without cause (or, if applicable, resigns for good reason) during the two-year period following the change of control (which, for purposes of this table, is assumed to have occurred on the last day of fiscal 2025).
(2)The following assumptions were used in our calculation of the cost of benefits in connection with termination of employment: a 9.5% increase annually for health insurance premiums, dental insurance premiums, vision insurance premiums and excess health, with 2025 used as the base year, and no increase annually for life and accident insurance premiums.
(3)Includes amounts payable under various term life insurance policies and accidental death and dismemberment policies for which we pay all or part of the premium, which amounts are reflected in the "Summary Compensation Table".
(4)“Termination Without Cause” column means termination without cause (as defined in employment arrangements, if applicable) in the absence of a change of control.
(5)Cash payments and benefit continuation included in this column will only be paid to or received by the named executive officers if they are terminated without cause (or, if applicable, resigns for good reason) following a change of control (or they are terminated prior to such change of control either at the request of a party to the change of control transaction or otherwise in connection with or in anticipation of such change of control which subsequently occurs). Lump sum cash payments equate to the entire cash severance owed for Mr. Zillmer, and, for other NEOs, equates to the pro rata bonus which would be owed at target levels based on termination date.

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Equity awards granted under the 2013 and 2023 Stock Plan vest if the named executive officer is terminated without cause (or, if applicable, resigns for good reason) during the two-year period following the change of control. With regard to performance-based equity, valuation is based on achieving target performance.
(6)
(a)Mr. Zillmer would incur excise tax if a change of control of the Company had occurred on October 3, 2025, as a portion of his payout would be considered an excess parachute payment. He is not entitled to a 280G gross up, but under the terms of his employment agreement, if his payout on a change of control would be considered an excess parachute payment, we would reduce his payments if that reduction (to avoid the excise tax) would result in him receiving a greater after tax amount than he would have received had he been paid the full amount and then paid the excise tax. For a termination as of October 3, 2025, it would be more beneficial for Mr. Zillmer to pay the excise tax than having his payments reduced. The Company would lose the deduction for all amounts it paid to Mr. Zillmer above the “base amount” as defined in the Internal Revenue Code.
(b)Included in Mr. Zillmer’s benefit continuation: (i) in the case of termination without cause, are basic medical and life insurance coverage and a car allowance over a 24-month severance period; and (ii) in the case of termination without cause or resignation for good reason in connection with, or within two years following, a change of control, are medical, disability and life insurance premiums for 30 months (at the Company’s expense) and a car allowance for 30 months.
(7)
(a)Mr. Tarangelo would incur excise tax if a change of control of the Company had occurred on October 3, 2025, as a portion of his payout would be considered an excess parachute payment. He is not entitled to a 280G gross up, but under the terms of his employment agreement, if his payout on a change of control would be considered an excess parachute payment, we would reduce his payments if that reduction (to avoid the excise tax) would result in him receiving a greater after tax amount than he would have received had he been paid the full amount and then paid the excise tax. For a termination as of October 3, 2025, it would be more beneficial for Mr. Tarangelo to pay the excise tax than having his payments reduced. The Company would lose the deduction for all amounts it paid to Mr. Tarangelo above the “base amount” as defined in the Internal Revenue Code.
(b)Included in Mr. Tarangelo's benefit continuation: (i) in the case of termination without cause, are basic medical and life insurance coverage and a car allowance over an 18-month severance period, as well as outplacement benefits of 10% of his base salary; and (ii) in the case of termination without cause or resignation for good reason in connection with, or within two years following, a change of control, are medical, life insurance, and disability premiums for two years (at the Company’s expense), a car allowance for 24 months, as well as outplacement benefits of 10% of his base salary.
(8)
(a)Mr. Bruno would incur excise tax if a change of control of the Company had occurred on October 3, 2025, as a portion of his payout would be considered an excess parachute payment. He is not entitled to a 280G gross up, but under the terms of his employment agreement, if his payout on a change of control would be considered an excess parachute payment, we would reduce his payments if that reduction (to avoid the excise tax) would result in him receiving a greater after tax amount than he would have received had he been paid the full amount and then paid the excise tax. If a change of control occurred on October 3, 2025, the total amount of $4,312,500 payable to Mr. Bruno would be reduced by $1,826,397 to $2,486,103 which is reflected in the table. The Company would lose the deduction for all amounts it paid to Mr. Bruno above the “base amount” as defined in the Internal Revenue Code.
(b)Included in Mr. Bruno's benefit continuation: (i) in the case of termination without cause, are basic medical and life insurance coverage and a car allowance over an 18-month severance period, as well as outplacement benefits of 10% of his base salary; and (ii) in the case of termination without cause or resignation for good reason in connection with, or within two years following, a change of control, are medical, life insurance, and disability premiums for two years (at the Company’s expense), a car allowance for 24 months, as well as outplacement benefits of 10% of his base salary.
(9)
(a)Ms. Harrington would incur excise tax if a change of control of the Company had occurred on October 3, 2025, as a portion of her payout would be considered an excess parachute payment. She is not entitled to a 280G gross up, but under the terms of her employment agreement, if her payout on a change of control would be considered an excess parachute payment, we would reduce her payments if that reduction (to avoid the excise tax) would result in her receiving a greater after tax amount than she would have received had she been paid the full amount and then paid the excise tax. If a change of control occurred on October 3, 2025, the total amount of $3,185,000 payable to Ms. Harrington would be reduced by $1,114,885 to $2,070,115 which is reflected in the table. The Company would lose the deduction for all amounts it paid to Ms. Harrington above the “base amount” as defined in the Internal Revenue Code.
(b)Included in Ms. Harrington’s benefit continuation: (i) in the case of termination without cause, are basic medical and life insurance coverage and a car allowance over an 18-month severance period, as well as outplacement benefits of 10% of her base salary; and (ii) in the case of termination without cause or resignation for good reason in connection with, or within two years following, a change of control, are medical, life insurance, and disability premiums for two years (at the Company’s expense), a car allowance for 24 months, as well as outplacement benefits of 10% of her base salary.
(10)
(a)Ms. Charpentier would incur excise tax if a change of control of the Company had occurred on October 3, 2025, as a portion of her payout would be considered an excess parachute payment. She is not entitled to a 280G gross up, but under the terms of her employment agreement, if her payout on a change of control would be considered an excess parachute payment, we would reduce her payments if that reduction (to avoid the excise tax) would result in her receiving a greater after tax amount than she would have received had she been paid the full amount and then paid the excise tax. For a termination as of October 3, 2025, it would be more beneficial for Ms. Charpentier to pay the excise tax than having her payments reduced. The Company would lose the deduction for all amounts it paid to Ms. Charpentier above the “base amount” as defined in the Internal Revenue Code.
(b)Included in Ms. Charpentier's benefit continuation: (i) in the case of termination without cause, are basic medical and life insurance coverage and a car allowance over an 18-month severance period, as well as outplacement benefits of 10% of her base salary; and (ii) in the case of termination without cause or resignation for good reason in connection with, or within two years following, a change of control, are medical, life insurance, and disability premiums for two years (at the Company’s expense), a car allowance for 24 months, as well as outplacement benefits of 10% of her base salary.
CEO Pay Ratio
As required by Section 953(b) of the Dodd-Frank Wall Street Reform and Consumer Protection Act, we have calculated the ratio of the annual total compensation of our CEO to that of our median employee for fiscal 2025 (the “CEO pay ratio”). As described in this proxy statement, Mr. Zillmer served as our CEO for the entirety of fiscal 2025. The Company believes this ratio is a reasonable estimate, calculated as described below.
Measurement Date
In fiscal 2024, we identified our median employee for purposes of our pay ratio disclosure by annualizing (where applicable) fiscal 2024 base cash compensation for our global full-time and part-time employees (other than the CEO) who were employed on June 29, 2024, the first day of our 4th fiscal quarter of fiscal 2024. The regulations allow organizations to retain the same median employee for up to three years as long as their underlying workforce demographics did not significantly change. As of October 3, 2025 we employed

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approximately 278,390 employees globally. Our employee demographics did not significantly change in fiscal 2025, as such we are retaining the same median employee as the prior year.
Consistently Applied Compensation Measure
We chose base cash compensation as our consistently applied compensation measure, which we believe encompasses the principal method of cash compensation we use for our employees and provides a reasonable estimate of annual compensation for our employees.
We included all full-time, part-time, seasonal and temporary workers employed on such date in the calculation other than approximately 7,837 employees in Mexico, Czech Republic, Argentina, Republic of Korea, Belgium, Denmark, Luxembourg, and Netherlands who were excluded using the de minimis exemption allowed by applicable SEC rules. The excluded employees represent less than 5% of our total global population of 255,690 as of June 29, 2024 consisting of 132,938 U.S. employees and 122,752 non-U.S. employees.
Findings
Using this methodology, we identified our median employee in fiscal 2024 as a full-time food service worker working in the U.S. There were no significant population changes, changes to pay programs, or changes to the median employee’s circumstances which merited the identification of a new median employee for fiscal 2025. Therefore, we used the same median employee as prior year for purposes of our calculation of our pay ratio for fiscal 2025.
We calculated the fiscal 2025 total annual compensation of our median employee to be $17,573 using the same methodology we used for our named executive officers as set forth in the Summary Compensation Table. The total compensation of the CEO for fiscal 2025 in the Summary Compensation Table is $14,542,376. Based on these calculations, the CEO pay ratio for fiscal 2025 was 828 to 1.
This CEO pay ratio represents a reasonable good faith estimate, calculated in a manner consistent with SEC rules based on our payroll and employment records and the methodology described above.

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EQUITY COMPENSATION PLAN INFORMATION
The following table sets forth information about Aramark common stock that may be issued under all of Aramark’s existing equity compensation plans as of October 3, 2025, including the 2021 Employee Stock Purchase Plan, 2013 Stock Plan, 2023 Stock Plan and the 2007 Management Stock Incentive Plan (the “2007 Stock Plan”).

Plan Category	Number Of Securities To Be Issued Upon Exercise Of Outstanding Options, Warrants And Rights(1)(2)	Weighted Average Exercise Price Of Outstanding Options, Warrants And Rights	Number Of Securities Remaining Available For Future Issuance (Excluding Securities Reflected In Column (a))
	(a)	(b)
Equity compensation plans approved by security holders:	18,878,731	$37.94	17,580,590
Equity compensation plans not approved by security holders:	—	—	—
Total:	18,878,731	$37.94	17,580,590
(1)Under the 2007 Stock Plan, options, restricted stock units and restricted stock were granted to employees of or consultants to the Company. Deferred stock units were granted to directors of the Company under the 2007 Stock Plan. As of December 12, 2013, no further grants were made or may be made under the 2007 Stock Plan. Under the 2013 Stock Plan, options, stock appreciation rights, restricted shares, restricted stock units, shares and deferred stock units and dividend equivalent awards may be granted, but the 2013 Stock Plan does not separately segregate the shares used for each type of award. As of February 3, 2023, no further grants were made or may be made under the 2013 Stock Plan. Under the 2023 Stock Plan, options, stock appreciation rights, restricted shares, restricted stock units, shares and deferred stock units and dividend equivalent awards may be granted, but the 2023 Stock Plan does not separately segregate the shares used for each type of award. As of October 3, 2025, 10,400,284 shares were available under the 2021 Employee Stock Purchase Plan and 7,180,306 shares were available for grant under the 2023 Stock Plan.
(2)In addition to shares issuable upon exercise of stock options, includes shares issuable upon the settlement of 301,552 deferred stock units, and 4,525,467 restricted stock units; in each case issuable under the 2007 Stock Plan, 2013 Stock Plan or the 2023 Stock Plan at a rate of one share for each unit. Also includes shares issuable upon the settlement of performance awards issued under 2023 Stock Plan. The deferred stock units, restricted stock units and performance stock units do not have an exercise price. Therefore, these awards are not included in the calculation of weighted average exercise price in column (b).

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PAY VERSUS PERFORMANCE ("PvP")

As required by Item 402(v) of Regulation S-K, we are providing the following information regarding the relationship between executive compensation and our financial performance for each of the last five completed fiscal years. In determining the “Compensation Actually Paid” (CAP) to our NEOs, we are required to make various adjustments to amounts that have been previously reported in the Summary Compensation Table in previous years, as the SEC’s valuation methods for this section differ from those required in the Summary Compensation Table. Due to the valuation component of CAP, the dollar amounts do not reflect the actual amounts of compensation earned or paid during the year. The PvP table below summarizes compensation values both previously reported in our Summary Compensation Table, as well as the adjusted values required in this section for the fiscal years ending 2021, 2022, 2023, 2024, and 2025. Note that for our NEOs other than our CEO, compensation is reported as an average. Financial results for fiscal 2021, 2022, and 2023 include our uniform and workplace supplies business which was spun-off immediately following the end of fiscal 2023 into a standalone public company.

Year	Summary Compensation Table Total for Mr. John Zillmer ($)(1)	Compensation Actually Paid to Mr. John Zillmer ($)(1)	Average Summary Compensation Table Total for Non-CEO NEOs ($)(2)	Average Compensation Actually Paid to Non-CEO NEOs ($)(2)	Value of Initial Fixed $100 Investment Based On:		Net Income (Loss) ($)(4)	Adjusted Operating Income ($)(5)
					Total Shareholder Return ($)(3)	Peer Group Total Shareholder Return ($)(3)
(a)	(b)	(c)	(d)	(e)	(f)	(g)	(h)	(i)
2025	$14,542,376	$8,922,415	$3,434,108	$2,576,173	$196	$153	$326	$981
2024	$18,744,218	$24,208,524	$3,037,579	$3,634,399	$193	$134	$263	$882
2023	$12,730,832	$17,561,749	$2,798,131	$3,801,667	$126	$99	$674	$1,035
2022	$13,324,828	$11,476,028	$3,159,511	$2,767,923	$113	$85	$194	$780
2021	$5,051,719	$17,205,619	$1,657,932	$4,986,026	$130	$121	$(92)	$292
(1)Mr. Zillmer served as CEO in 2021, 2022, 2023, 2024 and 2025.
(2)Non-CEO NEOs were as follows for each fiscal year
1. 2021 and 2022: Messrs. Ondrof and Bruno and Mses. Harrington and McKee
2. 2023: Messrs. Ondrof and Bruno and Mses. Harrington and Charpentier
3. 2024: Messrs. Ondrof, Bruno and Tarangelo and Mses. Harrington and Charpentier
4. 2025: Messrs. Bruno and Tarangelo and Mses. Harrington and Charpentier
(3)Total Shareholder Return (TSR) assumes $100 is invested as of October 2, 2020. TSR represents cumulative return over the applicable period. The Peer Group used for this calculation was the Dow Jones Consumer Non-Cyclical Index which is also reported on Form 10-K in the Stock Price Performance graph.
(4)Net Income (Loss) reflected represents GAAP Net Income (Loss) as reported on Form 10-K within the Results of Operations.
(5)Adjusted Operating Income is the company-selected performance measures per the requirements of item 402(v) of Regulation S-K. Adjusted Operating Income represents operating income adjusted to eliminate the change in amortization of acquisition-related intangible assets; severance and other charges; spin-off related charges and other items impacting comparability. Reconciliation of Adjusted Operating Income to measures calculated in accordance with GAAP is provided in Annex A.
Mr. Zillmer (CEO) Compensation
To determine the amounts in column (c) in the PvP table, the following amounts were deducted from and added to (as applicable) Mr. Zillmer’s total compensation as reported in the Summary Compensation Table (SCT), in accordance with Item 402(v) of Regulation S-K.

Year	SCT Total for Mr. Zillmer ($)	SCT Reported Equity Award Value for Mr. Zillmer ($)	Equity Award Adjustments for Mr. Zillmer ($)(1)	Compensation Actually Paid to Mr. Zillmer ($)
2025	$14,542,376	$(9,659,115)	$4,039,154	$8,922,415
2024	$18,744,218	$(15,549,373)	$21,013,679	$24,208,524
2023	$12,730,832	$(10,501,433)	$15,332,350	$17,561,749
2022	$13,324,828	$(9,500,063)	$7,651,263	$11,476,028
2021	$5,051,719	$(340,279)	$12,494,179	$17,205,619
(1)Represents the year-over-year change in the fair value of equity awards to Mr. Zillmer as summarized below:

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Year	Year End Fair Value of Outstanding and Unvested Equity Awards Granted in the Year ($)	Year over Year Change in Fair Value of Outstanding and Unvested Equity Awards Granted in Prior Years ($)	Fair Value as of Vesting Date of Equity Awards Granted and Vested in the Year ($)	Year over Year Change in Fair Value of Equity Awards Granted in Prior Years that Vested in the Year ($)	Fair Value at the End of the Prior Year of Equity Awards that Failed to Meet Vesting Conditions in the Year ($)	Value of Dividends or other Earnings Paid on Equity Awards not Otherwise Reflected in Fair Value or Total Compensation ($)	Total Equity Award Adjustments ($)
2025	$8,798,368	$(2,598,474)	$—	$(2,160,740)	$—	$—	$4,039,154
2024	$20,400,594	$2,349,967	$—	$(1,736,882)	$—	$—	$21,013,679
2023	$8,336,618	$2,936,171	$—	$4,059,561	$—	$—	$15,332,350
2022	$8,458,864	$(1,035,168)	$—	$227,567	$—	$—	$7,651,263
2021	$388,321	$10,758,834	$—	$1,642,228	$(295,204)	$—	$12,494,179
In the table above, the equity values are computed in accordance with the methodologies used for financial reporting purposes, reflecting updated economic assumptions as of the valuation dates and adjustments to the expected term for options significantly in-the-money or out-of-the-money. For additional information on the valuation assumptions, refer to Note 12 to our audited consolidated financial statements in our Annual Report on Form 10-K for the fiscal year ended October 3, 2025.
Average Non-CEO NEO Compensation
To determine the amounts in column (e) in the PvP table, the following amounts were deducted from and added to (as applicable) our Non-CEO NEO’s average total compensation as reported in the Summary Compensation Table (SCT), in accordance with Item 402(v) of Regulation S-K.

Year	Average SCT Total for Non-CEO NEOs($)	Average SCT Reported Equity Award Value for Non-CEO NEOs($)	Average Equity Award Adjustments for Non-CEO NEOs ($)(1)	Average Compensation Actually Paid to Non-CEO NEOs($)
2025	$3,434,108	$(1,842,899)	$984,964	$2,576,173
2024	$3,037,579	$(2,030,701)	$2,627,461	$3,634,399
2023	$2,798,131	$(1,891,564)	$2,895,100	$3,801,667
2022	$3,159,511	$(1,712,578)	$1,320,990	$2,767,923
2021	$1,657,932	$0	$3,328,094	$4,986,026
(1)Represents the average of the year-over-year change in the fair value of equity awards to our Non-CEO NEO’s as summarized below:

Year	Year End Fair Value of Outstanding and Unvested Equity Awards Granted in the Year ($)	Year over Year Change in Fair Value of Outstanding and Unvested Equity Awards Granted in Prior Years ($)	Fair Value as of Vesting Date of Equity Awards Granted and Vested in the Year ($)	Year over Year Change in Fair Value of Equity Awards Granted in Prior Years that Vested in the Year ($)	Fair Value at the End of the Prior Year of Equity Awards that Failed to Meet Vesting Conditions in the Year ($)	Value of Dividends or other Earnings Paid on Equity Awards not Otherwise Reflected in Fair Value or Total Compensation ($)	Total Equity Award Adjustments ($)
2025	$1,678,675	$(379,105)	$—	$(314,606)	$—	$—	$984,964
2024	$2,902,201	$198,961	$—	$(473,701)	$—	$—	$2,627,461
2023	$1,479,045	$612,090	$—	$803,965	$—	$—	$2,895,100
2022	$1,524,882	$(269,863)	$—	$65,971	$—	$—	$1,320,990
2021	$—	$2,889,120	$—	$438,974	$—	$—	$3,328,094
In the table above, the equity values are computed in accordance with the methodologies used for financial reporting purposes, reflecting updated economic assumptions as of the valuation dates and adjustments to the expected term for options significantly in-the-money or out-of-the-money. Equity values were calculated using the total awards and accrued dividend equivalents as of the 2025 fiscal year end. For additional information, refer to Note 12 to our audited consolidated financial statements in our Annual Report on Form 10-K for the fiscal year ended October 3, 2025.

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Company-Selected Measure and Other Financial Performance Measures
The following financial performance measures (listed alphabetically) are used to link NEO Compensation Actually Paid to company performance during the most recently completed fiscal year.

Performance Measures
Adjusted Earnings per Share
Adjusted Operating Income
Adjusted Revenue
Free Cash Flow
Net New Sales
Relative TSR
Return On Invested Capital (ROIC)
Relationship of Compensation Actually Paid and Performance Measures
The following charts describe the relationship of Compensation Actually Paid to the performance measures listed in the PvP Table above.
Compensation Actually Paid (CAP) vs. ARMK 5-year Cumulative TSR vs. Peer 5-year Cumulative TSR

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Compensation Actually Paid (CAP) vs. Net Income (Loss)
Compensation Actually Paid (CAP) vs. Adjusted Operating Income

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Certain Relationships and Related Transactions

Review of Related Party Transactions
The Board adopted a written Policy Regarding Transactions with Related Persons, which is administered by the Audit Committee, provided that in lieu of approval by the Audit Committee, any such transaction may be reviewed and approved or ratified by a committee of disinterested members of the Board. This policy applies to any transaction or series of transactions in which the Company or a subsidiary is a participant, the amount involved exceeds $120,000 and a Related Person (as defined in Item 404(a) of SEC Regulation S-K) has a direct or indirect material interest; provided, however, the Board has determined that certain transactions not required to be reported pursuant to Item 404(a) of SEC Regulation S-K are not considered to be transactions covered by the Policy. Under the policy, a related person transaction must be reported to the Company’s General Counsel and be reviewed and approved or ratified by the Audit Committee (or disinterested members of the Board) in accordance with the terms of the policy, prior to the effectiveness or consummation of the transaction, whenever practicable. The Audit Committee will review all relevant information available to it about the potential related person transaction. The Audit Committee, in its sole discretion, may impose such conditions as it deems appropriate on the Company or the Related Person in connection with the approval of the Related Person Transaction.
In the ordinary course of our business we may enter into commercial transactions, including the sale and purchase of goods and services, on an arm’s-length basis with entities that, together with their affiliates, beneficially own five percent or more of our common stock. We believe that none of these transactions is significant enough to be considered material to either party.

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Security Ownership of Certain Beneficial Owners and Management

The following table sets forth information with respect to the beneficial ownership, as of December 12, 2025, of (i) each individual or entity known by us to beneficially own more than five percent of the shares of our common stock, (ii) each of our named executive officers, (iii) each of our directors and director nominees and (iv) all of our directors and executive officers as a group. As of December 12, 2025, we had approximately 894 holders of record.
The amounts and percentages of shares beneficially owned are reported on the basis of SEC regulations governing the determination of beneficial ownership of securities. Under SEC rules, a person is deemed to be a “beneficial owner” of a security if that person has or shares voting power or investment power, which includes the power to dispose of or to direct the disposition of such security. A person is also deemed to be a beneficial owner of any securities of which that person has a right to acquire beneficial ownership within 60 days. Securities that can be so acquired are deemed to be outstanding for purposes of computing such person’s ownership percentage, but not for purposes of computing any other person’s percentage. Under these rules, more than one person may be deemed to be a beneficial owner of the same securities and a person may be deemed to be a beneficial owner of securities as to which such person has no economic interest.
Except as otherwise indicated in the footnotes below, each of the beneficial owners has, to our knowledge, sole voting and investment power with respect to the indicated shares. Unless otherwise noted, the address of each beneficial owner is Aramark, 2400 Market Street, Philadelphia, Pennsylvania 19103.

Name of Beneficial Owner	Amount And Nature of Beneficial Ownership	Percent of Class (%)(1)
The Vanguard Group(2)	25,584,242	9.73%
Capital International Investors(3)	24,579,435	9.35%
BlackRock, Inc.(4)	22,668,903	8.63%
Janus Henderson Group plc(5)	17,963,599	6.84%
Massachusetts Financial Services Company(6)	17,605,896	6.70%
Morgan Stanley(7)	16,751,433	6.37%
John J. Zillmer(8)	4,489,957	1.71%
James J. Tarangelo (9)	165,267	*
Marc Bruno(10)	1,492,517	*
Lauren A. Harrington(11)	979,753	*
Abigail A. Charpentier(12)	125,895	*
Susan M. Cameron(13)	—	—%
Greg Creed(14)	12,475	*
Brian M. DelGhiaccio(15)	—	—%
Richard W. Dreiling(16)	135	*
Bridgette P. Heller(17)	—	—%
Kenneth M. Keverian(18)	—	—%
Karen M. King(19)	31,213	*
Patricia E. Lopez(20)	—	—%
Stephen I. Sadove(21)	28,511	*
Kevin G. Wills(22)	5,554	*
Directors and Executive Officers as a Group (15 Persons)(23)	7,331,277	2.79%

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*    Less than one percent
(1)As of December 12, 2025, we had 262,808,032 shares outstanding.
(2)Information based on a Schedule 13G/A filed February 13, 2024 by The Vanguard Group, reporting beneficial ownership by The Vanguard Group, and certain of its subsidiaries, consisting of shared voting power with respect to 111,148 of these shares, sole dispositive power over 25,023,597 of these shares and shared dispositive power over 560,645 of these shares. The address of The Vanguard Group is 100 Vanguard Blvd., Malvern, PA 19355.
(3)Information based on a Schedule 13G/A filed February 9, 2024 by Capital International Investors reporting beneficial ownership by Capital International Investors consisting of sole voting power with respect to 24,377,784 of these shares and sole dispositive power with respect to all of these shares. The address of Capital International Investors is 333 South Hope Street, 55th Fl, Los Angeles, CA 90071.
(4)Information based on a Schedule 13G filed January 25, 2024 by BlackRock, Inc., reporting beneficial ownership by BlackRock, Inc., and certain of its subsidiaries, consisting of sole voting power with respect to 21,523,377 of these shares and sole dispositive power over all of these shares. The address of BlackRock, Inc. is 50 Hudson Yards, New York, NY 10001.
(5)Information based on a Schedule 13G/A filed August 14, 2025 by Janus Henderson Group plc, reporting beneficial ownership by Janus Henderson Group plc,, and certain of its subsidiaries, consisting of shared voting power and shared dispositive power over all of these shares. The address of Janus Henderson Group plc is 201 Bishopsgate, EC2M 3AE, United Kingdom.
(6)Information based on a Schedule 13G/A filed May 14, 2025 by Massachusetts Financial Services Company, reporting beneficial ownership by Massachusetts Financial Services Company, and certain of its subsidiaries, consisting of sole voting power with respect to 16,934,113 shares and sole dispositive power over 17,605,896 shares. The address of Massachusetts Financial Services Company is 111 Huntington Avenue, Boston, MA 02199.
(7)Information based on a Schedule 13G/A filed May 5, 2025, 2024 by Morgan Stanley, reporting beneficial ownership by Morgan Stanley, and certain of its subsidiaries, consisting of shared voting power over 15,561,922 of these shares and shared dispositive power over 16,268,672 of these shares. The address of Morgan Stanley is 1585 Broadway, New York, NY, 10036.
(8)Shares shown as beneficially owned by Mr. Zillmer reflect 3,904,456 shares subject to stock options exercisable as of December 12, 2025 or within 60 days of December 12, 2025.
(9)Shares shown as beneficially owned by Mr. Tarangelo reflect 132,935 shares subject to stock options exercisable as of December 12, 2025 or within 60 days of December 12, 2025 and 2,377 restricted stock units that will vest within 60 days of December 12, 2025.
(10)Shares shown as beneficially owned by Mr. Bruno reflect 1,254,955 shares subject to stock options exercisable as of December 12, 2025 or within 60 days of December 12, 2025.
(11)Shares shown as beneficially owned by Ms. Harrington reflect 902,077 shares subject to stock options exercisable as of December 12, 2025 or within 60 days of December 12, 2025.
(12)Shares shown as beneficially owned by Ms. Charpentier reflect 90,111 shares subject to stock options exercisable as of December 12, 2025 or within 60 days of December 12, 2025 and 1,792 restricted stock units that will vest within 60 days of December 12, 2025.
(13)Does not include 42,826 deferred stock units that are vested or will vest within 60 days of December 12, 2025, and that will convert to shares of common stock and be delivered to Ms. Cameron six months following her termination as a director.
(14)Includes beneficial ownership of shares held through a trust over which Mr. Creed has investment control. Does not include 60,192 deferred stock units that are vested or will vest within 60 days of December 12, 2025, and that will convert to shares of common stock and be delivered to Mr. Creed six months following his termination as a director.
(15)Does not include 11,142 deferred stock units that are vested or will vest within 60 days of December 12, 2025, and that will convert to shares of common stock and be delivered to Mr. DelGhiaccio six months following his termination as a director.
(16)Does not include 7,831 deferred stock units that are vested or will vest within 60 days of December 12, 2025, and that will convert to shares of common stock and be delivered to Mr. Dreiling six months following his termination as a director.
(17)Does not include 30,416 deferred stock units that are vested or will vest within 60 days of December 12, 2025, and that will convert to shares of common stock and be delivered to Ms. Heller six months following her termination as a director.
(18)Does not include 23,793 deferred stock units that are vested or will vest within 60 days of December 12, 2025, and that will convert to shares of common stock and be delivered to Mr. Keverian six months following his termination as a director.
(19)Does not include 6,402 deferred stock units that are vested or will vest within 60 days of December 12, 2025, and that will convert to shares of common stock and be delivered to Ms. King six months following her termination as a director and includes 5,040 deferred stock units that are vested or will vest within 60 days of December 12, 2025, and that will convert to shares of common stock and be delivered to Ms. King upon vesting on February 2, 2026.
(20)Does not include 23,793 deferred stock units that are vested or will vest within 60 days of December 12, 2025, and that will convert to shares of common stock and be delivered to Ms. Lopez six months following her termination as a director.
(21)Does not include 80,531 deferred stock units that are vested or will vest within 60 days of December 12, 2025, and that will convert to shares of common stock and be delivered to Mr. Sadove six months following his termination as a director. Includes beneficial ownership of shares held outright and through a trust over which Mr. Sadove has investment control.
(22)Does not include 11,142 deferred stock units that are vested or will vest within 60 days of December 12, 2025, and that will convert to shares of common stock and be delivered to Mr. Wills six months following his termination as a director.
(23)Shares shown as beneficially owned by directors and executive officers as a group reflect: (i) 6,284,534 shares subject to stock options exercisable currently, or within 60 days of December 12, 2025; (ii) 4,169 restricted stock units that will vest within 60 days of December 12, 2025; and (iii) does not include 298,068 deferred stock units that are vested or will vest within 60 days of December 12, 2025 that are described in footnotes 13 to 22 above.

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General Information

2026 ANNUAL SHAREHOLDERS MEETING
What is a proxy or proxy statement? What is included in the proxy materials?
A proxy is your legal designation of another person to vote the stock you own – that person is sometimes called “your proxy.” A proxy statement is a document that SEC regulations require us to provide to you when we ask you to sign a proxy designating someone to vote on your behalf.
The Board is soliciting your proxy to vote at the 2026 Annual Meeting of Shareholders (the “Annual Meeting”). You received proxy materials because you owned shares of Aramark common stock at the close of business on December 12, 2025, the record date, and that entitles you to vote at the Annual Meeting. Proxy materials are first being made available to shareholders on December 22, 2025.
Proxy materials include the Notice of Internet Availability, notice of annual meeting of shareholders, this proxy statement and our annual report for the year ended October 3, 2025 (the “Annual Report”). If you received a paper copy of the proxy materials, they also include a proxy card or voting instruction form. This proxy statement describes the matters on which the Board would like you to vote, and provides information about Aramark that we must disclose under SEC regulations when we solicit your proxy. You may refer to the Annual Report for financial and other information about us.
Your proxy will authorize specified persons, or proxies, to vote on your behalf at the Annual Meeting. We have designated three of our officers – John J. Zillmer, Lauren A. Harrington and Harold B. Dichter – as proxies for the Annual Meeting. By use of a proxy, you can vote whether or not you attend the meeting.
When and where will the Annual Meeting be held?
The 2026 Annual Meeting will be a virtual meeting of stockholders and will take place on Tuesday, February 3, 2026, at 10:00 AM EST. You will be able to attend the Annual Meeting, vote your shares electronically and submit your questions during the meeting via live audio webcast by visiting www.virtualshareholdermeeting.com/ARMK2026.
Why is the Annual Meeting being webcast online?
This year the Annual Meeting will be a virtual meeting of stockholders held via a live audio webcast. The virtual meeting provides the same rights and advantages of a physical meeting. Stockholders will be able to present questions online during the meeting through www.virtualshareholdermeeting.com/ARMK2026, providing our stockholders with the opportunity for meaningful engagement with the Company.
How can I participate in the meeting?
To participate in the meeting, you must have your 16-Digit Control Number that is shown on your Notice of Internet Availability of Proxy Materials or, if you received a printed copy of the proxy materials, on your proxy card or the instructions that accompanied your proxy materials. You may access the Annual Meeting by visiting www.virtualshareholdermeeting.com/ARMK2026. You will be able to submit questions during the meeting by typing your question into the “ask a question” box on the meeting page. If you encounter any difficulties accessing the virtual Annual Meeting during the check-in or meeting time, please call the technical support number that will be posted on the virtual Annual Meeting log-in page. Technical support will be available starting 15 minutes prior to the meeting.
The virtual meeting format for the Annual Meeting enables full and equal participation by all of our shareholders from any place in the world at little to no cost. We designed the format of the virtual meeting to ensure that shareholders who attend our Annual Meeting will be afforded the same rights and opportunities to participate as they would at an in-person meeting. We will take the following steps to ensure such an experience by (1) providing shareholders with the ability to submit appropriate questions real-time via the meeting website, limiting questions to one per shareholder unless time otherwise permits; and (2) answering as many questions submitted in accordance with the meeting rules of conduct as possible in the time allotted for the meeting.

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How can I get electronic access to the proxy materials?
The proxy materials are available for viewing on www.proxyvote.com. The Notice of Internet Availability or proxy card that you received also provides instructions on how to:
•vote your shares; and
•select a future delivery preference of paper or electronic copies of the proxy materials.
What is “householding”?
SEC rules permit companies and intermediaries such as brokers to satisfy delivery requirements for proxy statements with respect to two or more shareholders sharing the same address by delivering a single Notice of Internet Availability, annual report or proxy statement addressed to those shareholders. This process is called “householding.” This reduces the volume of duplicate information received at your household and helps to reduce costs. Your materials may be househeld based on your prior express or implied consent.
A number of brokerage firms with account holders who are Aramark shareholders have instituted householding. Once a shareholder has received notice from his or her broker that the broker will be householding communications to the shareholder’s address, householding will continue until the shareholder is notified otherwise or until one or more of the shareholders revokes his or her consent. Householding benefits both you and Aramark because it reduces the volume of duplicate information received at your household and helps Aramark reduce expenses and conserve natural resources.
If you would like to receive your own set of Aramark’s Notice of Internet Availability, proxy statement and annual report now or in the future, or if you share an address with another Aramark shareholder and together both of you would like to receive only a single set of Aramark’s proxy materials in the future, please contact your broker (if you hold your shares in “street name”) or write or call Broadridge, Householding Department, 51 Mercedes Way, Edgewood, NY 11717 or (800) 542-1061. Be sure to indicate your name, the name of your brokerage firm or bank, and your account number(s). You can also request prompt delivery of a copy of the Notice of Internet Availability, proxy statement and annual report by contacting Aramark’s Investor Relations Department at Aramark, 2400 Market Street, Philadelphia, Pennsylvania, 19103, Attention: Investor Relations, telephone: (215) 409-7287, e-mail: investorrelations@aramark.com.
What am I voting on at the Annual Meeting?

Proposal	Item	Board’s Vote Recommendation	Page

1	To elect the 11 director nominees listed herein to serve until the 2027 annual meeting of shareholders and until their respective successors have been duly elected and qualified	FOR nominees listed herein	2

2	To ratify the appointment of Deloitte & Touche LLP as Aramark’s independent registered public accounting firm for the fiscal year ending October 2, 2026	FOR	20

3	To approve, in a non-binding advisory vote, the compensation paid to our named executive officers	FOR	23
Could other matters be decided at the Annual Meeting?
As of the date of this proxy statement, we did not know of any matters that will be brought before the Annual Meeting other than those described in this proxy statement. However, if any other matters properly come before the Annual Meeting, Messrs. Zillmer and Dichter and Ms. Harrington will have the authority to vote shares represented by properly executed proxies in their discretion on such matters.
How many votes can be cast by all shareholders?
Each share of Aramark common stock is entitled to one vote on each of the directors to be elected and one vote on each of the other matters properly presented at the Annual Meeting. There is no cumulative voting in the election of directors. We had 262,808,032 shares of common stock outstanding and entitled to vote on December 12, 2025.

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How many votes must be present to hold the Annual Meeting?
A quorum of shareholders is necessary to transact business at the Annual Meeting. A quorum exists if the holders of a majority of the shares of Aramark common stock entitled to vote at the Annual Meeting are present either in person or by proxy at the Annual Meeting. Abstentions and broker shares that include broker non-votes will be counted as present for purposes of determining whether a quorum exists. A broker non-vote occurs when shareholders who hold shares in street name do not provide voting instructions to the nominee that holds the shares and the nominee is not permitted to exercise voting discretion. Under the NYSE rules, a nominee may exercise its discretion to vote your shares in routine matters (Proposal 2 – Ratification of Independent Registered Public Accounting Firm) but not for non-routine matters (Proposals 1 and 3).
How many votes are needed to approve each proposal? How do abstentions or broker non-votes affect the voting results?
The Company’s Fourth Amended and Restated By-laws (the “By-laws”) provide for a majority voting standard in uncontested elections of directors. Under the By-laws, in an uncontested election, a director nominee must receive a majority of the votes cast for such nominee’s election (meaning the number of shares voted “for” a nominee must exceed the number of shares voted “against” such nominee, with “abstentions” and “broker non-votes” not counting as a vote cast either “for” or “against” that nominee’s election) in order to be elected. Director nominees are required to agree to submit a resignation to the Board, which would be effective if the number of shares voted “against” a director exceeds the number of shares voted “for” such director in any election. In such an event, the Board shall decide, through a process managed by the Nominating, Governance and Corporate Responsibility Committee, whether to accept the resignation. A contested election will generally include any situation in which the Company receives a notice that a stockholder has nominated a person for election to the Board at a meeting of stockholders. A plurality voting standard continues to apply in contested director elections.
The following table summarizes the vote threshold required for approval of each proposal, assuming a quorum is present, and the effect on the outcome of the vote of abstentions and broker non-votes.

Proposal Number	Item	Vote Required for Approval	Effect of Abstentions	Effect of Broker Non-Votes

1	To elect the 11 director nominees listed herein to serve until the 2027 Annual Meeting of shareholders and until their respective successors have been duly elected and qualified	Majority of votes cast at the meeting upon the election	No effect	Not voted/No effect

2	To ratify the appointment of Deloitte & Touche LLP as Aramark’s independent registered public accounting firm for the fiscal year ending October 2, 2026	Majority of shares present and entitled to vote on the matter	Counted “Against”	No broker non-votes; shares may be voted by brokers in their discretion

3	To approve, in a non-binding advisory vote, the compensation paid to our named executive officers	Majority of shares present and entitled to vote on the matter	Counted “Against”	Not voted/No effect
Signed but unmarked proxy cards will be voted in accordance with the recommendation of the Board: “for” each of the director nominees listed herein, “for” Proposal No. 2 (Ratification of Appointment of Independent Registered Public Accounting Firm), and “for” Proposal No. 3 (Approval of Compensation Paid to Our Named Executive Officers).

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How do I vote if I own shares as a record holder?
If your name is registered on Aramark’s shareholder records as the owner of shares, you are the “record holder.” If you hold shares as a record holder, there are four ways that you can vote your shares.
•Over the Internet. Vote at www.proxyvote.com. The Internet voting system is available 24 hours a day until 11:59 p.m. Eastern Standard Time on Monday, February 2, 2026. Once you enter the Internet voting system, you can record and confirm (or change) your voting instructions.
•You will need the 16-digit number included on your Notice of Internet Availability or your proxy card (if you received a paper copy of the proxy materials) or an email if one was sent to you to obtain your records and to vote.
•By telephone. You can vote by calling 1-800-690-6903. The telephone voting system is available 24 hours a day in the United States until 11:59 p.m. Eastern Standard Time on Monday, February 2, 2026. Once you enter the telephone voting system, a series of prompts will tell you how to record and confirm (or change) your voting instructions.
•You will need the 16-digit number included on your Notice of Internet Availability or your proxy card (if you received a paper copy of the proxy materials) or an email if one was sent to you in order to vote by telephone.
•By mail. If you received a paper copy of the proxy materials, mark your voting instructions on the proxy card and sign, date and return it in the postage-paid envelope provided. If you received only a Notice of Internet Availability but want to vote by mail, the Notice includes instructions on how to request a paper proxy card. For your mailed proxy card to be counted, we must receive it before 11:59 p.m. Eastern Standard Time on Monday, February 2, 2026.
•Online at the Annual Meeting. You may vote and submit questions while attending the Annual Meeting online via live audio webcast. Shares held in your name as the stockholder may be voted by you, while the polls remain open, at www.virtualshareholdermeeting.com/ARMK2026 during the meeting.
•You will need the 16-digit number included on your Notice of Internet Availability or your proxy card (if you received a paper copy of the proxy materials) or an email if one was sent to you in order to be able to vote and enter the meeting.
•Even if you plan to attend the Annual Meeting online, we encourage you to vote in advance by Internet, telephone or mail so that your vote will be counted even if you later decide not to attend the Annual Meeting.
How do I vote if my Aramark shares are held by a bank, broker or custodian?
If your shares are held by a bank, broker or other custodian (commonly referred to as shares held “in street name”), the holder of your shares will provide you with a Notice of Internet Availability or a copy of this proxy statement, a voting instruction form and directions on how to provide voting instructions. These directions may allow you to vote over the Internet or by telephone. Unless you provide voting instructions, your shares may not be voted on any matter except for ratifying the appointment of our independent auditors. To ensure that your shares are counted in the other proposals to come before the Annual Meeting, we encourage you to provide instructions on how to vote your shares. Please refer to information from your bank, broker or other nominee on how to submit voting instructions.
Can I change my vote or revoke my proxy?
Yes. You may change your vote or revoke your proxy at any time before it is voted at our annual meeting. If you are a record holder, you may:
•Write to the Corporate Secretary at Aramark, 2400 Market Street, Philadelphia, Pennsylvania 19103. Your letter should contain the name in which your shares are registered, the date of the proxy you wish to revoke or change, your new voting instructions, if applicable, and your signature. Your letter must be received by the Corporate Secretary before 3:00 p.m. Eastern Standard Time on Monday, February 2, 2026.
•Send a new proxy card with a later date than the card submitted earlier (which automatically revokes the earlier proxy). We must receive your new proxy card before 11:59 p.m. Eastern Standard Time on Monday, February 2, 2026;
•Enter new instructions by telephone or Internet voting before 11:59 p.m. Eastern Standard Time on Monday, February 2, 2026; or
•Vote online at the Annual Meeting.

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 If you hold your shares in street name, you may:
•Submit new voting instructions in the manner provided by your bank, broker or other custodian; or
•Contact your bank, broker or other custodian to request a proxy to vote online at the Annual Meeting.
Who will count the votes? Is my vote confidential?
Representatives of Broadridge Investor Communications Services (“Broadridge”) will tabulate the votes, and representatives of Broadridge will act as Inspector of Election. The vote will be certified by the Company’s Inspector of Election. During the proxy solicitation period, the Company will receive vote tallies from time to time, but such tallies will provide aggregate figures rather than names of shareholders. Individual proxy voting and voting instructions will be kept confidential by Broadridge and will not be provided to the Company.
Who pays for the proxy solicitation and how will Aramark solicit votes?
Aramark pays the cost of preparing our proxy materials and soliciting your vote. We have engaged D.F. King & Co., Inc. to assist with the solicitation of proxies for an estimated fee of $20,000 plus expenses. Aramark will reimburse brokerage firms and other persons representing beneficial owners of shares for reasonable expenses incurred by them in forwarding proxy-soliciting materials to such beneficial owners. Proxies may be solicited on our behalf by our directors, officers, employees and agents, without additional remuneration, by telephone, electronic or facsimile transmission or in person.
Where can I find the voting results of the Annual Meeting?
We will publish the voting results of the Annual Meeting on a Current Report on Form 8-K filed with the SEC. The Form 8-K will be available online at www.aramark.com within four business days following the end of our Annual Meeting.
Important Notice Regarding the Availability of Proxy Materials for the Annual Shareholder Meeting to Be Held on Tuesday February 3, 2026. This proxy statement, along with our Annual Report for the fiscal year ended October 3, 2025, are available free of charge on www.proxyvote.com.
2027 ANNUAL SHAREHOLDERS MEETING
When do you expect to hold the 2027 Annual Meeting of Shareholders?
We expect to hold the 2027 Annual Meeting on or around February 2, 2027, at a time and location to be announced later. The Board may change this date in its discretion.
How can I submit a recommendation of a director candidate for the 2027 Annual Meeting of Shareholders?
Shareholders who wish to submit director candidates for consideration by the Nominating Committee for election at our 2027 Annual Meeting of Shareholders may do so by submitting in writing such candidates’ names, along with the other information set forth in our By-laws, to the Corporate Secretary, at Aramark, 2400 Market Street, Philadelphia, PA 19103. All director candidates recommended by shareholders will be evaluated in the same manner as all other director candidates, regardless of who recommended the candidate.
How can I nominate a director or submit a shareholder proposal for the 2027 Annual Meeting of Shareholders?
Shareholders who, in accordance with the SEC’s Rule 14a-8, wish to present proposals for inclusion in the proxy materials to be distributed by us in connection with our 2027 Annual Meeting of Shareholders must submit their proposals to the Corporate Secretary, at Aramark, 2400 Market Street, Philadelphia, PA 19103. Proposals must be received on or before August 24, 2026. In addition, all shareholder proposals requested to be included in the Company’s proxy statement and proxy card must also comply with the requirements set forth in the federal securities laws, including Rule 14a-8, in order to be included in the Company’s proxy statement and proxy card for the 2027 Annual Meeting of Shareholders.
Pursuant to our proxy access By-law provision, a shareholder, or a group of up to 20 shareholders, that has continuously owned for three years at least 3% of the Company’s outstanding common shares, may nominate and include in the Company’s annual meeting proxy materials up to the greater of two directors or 20% of the number of directors serving on the Board, if the shareholder(s) and the nominee(s) meet the requirements specified in our By-laws. Notice of director nominations submitted under the proxy access By-law provision for the 2027 Annual Meeting of Shareholders must be received by the Corporate Secretary no earlier than October 6, 2026 and no later than November 5, 2026.
In addition, the Company’s By-laws establish an advance notice procedure with regard to certain matters, including nominations of persons for election as directors, to be brought before an annual meeting of shareholders. In accordance with our By-laws, for a matter not included in our proxy materials to be properly brought before the 2027 Annual Meeting of Shareholders, a Shareholder’s notice of the matter that the Shareholder wishes to present must be delivered to the Corporate Secretary, at Aramark, 2400 Market Street, Philadelphia, PA 19103, not less than 90 nor more than 120 days prior to the first anniversary of the 2026 Annual Meeting and must contain specified information concerning the matters to be brought before such meeting and concerning the shareholder proposing such matters. As a result, any notice given by or on behalf of a shareholder pursuant to these provisions of our By-laws (and not pursuant to the SEC’s Rule 14a-8) must be received no earlier than October 6, 2026, and no later than November 5, 2025. If the date of the 2027 Annual Meeting of Shareholders is more than 30 days earlier or later than the anniversary date of the 2026 Annual Meeting, notice must

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be received not later than the close of business on the later of (i) the 90th day prior to such annual meeting or (ii) the 10th day following the day on which public announcement of the date of such meeting is first made. Any notice of director nominations other than through the Company's proxy access By-law provision must include the additional information required by Rule 14a-19 under the Exchange Act.
Copies of the Company’s By-laws may be obtained free of charge by contacting our Investor Relations Department, at Aramark, 2400 Market Street, Philadelphia, Pennsylvania, 19103, Attention: Investor Relations, telephone: (215) 409-7287, e-mail: investorrelations@aramark.com.
Company Documents and Communications
How do I obtain copies of Aramark’s corporate governance and other company documents?
The Corporate Governance Guidelines, committee charters and Aramark’s code of ethics contained in its Business Conduct Policy are posted at www.aramark.com/investorrelations/corporategovernance. In addition, these documents are available in print without charge to any Shareholder who submits a written request to the Corporate Secretary at the address listed above.
We make available, free of charge on our website, all of our filings that are made electronically with the SEC, including Forms 10-K, 10-Q and 8-K. To access these filings, go to our website (www.aramark.com) and click on “Investor Relations”. Copies of our proxy statement, form of proxy and our Annual Report for the year ended October 3, 2025, including financial statements and schedules thereto, filed with the SEC, are also available without charge to shareholders upon written request addressed to: Investor Relations, Aramark, 2400 Market Street, Philadelphia, PA 19103. You may also contact our Investor Relations Department at Aramark, 2400 Market Street, Philadelphia, Pennsylvania, 19103, Attention: Investor Relations, telephone: (215) 409-7287, e-mail: investorrelations@aramark.com.
How can I communicate with the Board?
Shareholders and interested parties may contact any director, the Board, the Audit, Nominating or Compensation Committees, or the non-management or independent members of the Board as a group by addressing the particular person or group in care of the General Counsel of Aramark, 2400 Market Street, Philadelphia, PA 19103, who will forward such communications to the addressee.

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Annex A

Reconciliation of GAAP and Non-GAAP Financial Measures
The Company reports its financial results in accordance with GAAP. However, management believes that certain non-GAAP financial measures provide additional financial information that is meaningful and uses these measures to help evaluate operational results and make financial, operating and planning decisions. We believe these non-GAAP measures should be considered by investors and others when reviewing the Company’s performance.
Selected Operational and Financial Metrics
Adjusted Operating Income
Adjusted Operating Income represents operating income adjusted to eliminate the change in amortization of acquisition-related intangible assets; severance and other charges; spin-off related charges and other items impacting comparability.
Covenant Adjusted EBITDA
Covenant Adjusted EBITDA represents net income attributable to Aramark stockholders adjusted for interest expense, net; provision for income taxes; depreciation and amortization and certain other items as defined in our debt agreements required in calculating covenant ratios and debt compliance. We also use Net Debt for our ratio to Covenant Adjusted EBITDA, which is calculated as total long-term borrowings less cash and cash equivalents and short-term marketable securities.
Free Cash Flow
Free Cash Flow represents net cash provided by operating activities less net purchases of property and equipment and other. Management believes that the presentation of free cash flow provides useful information to investors because it represents a measure of cash flow available for distribution among all the security holders of the Company.
Net New Business
Net New Business is an internal statistical metric used to evaluate our new sales and retention performance. The calculation is defined as the annualized value of gross new business less the annualized value of lost business.
We use Adjusted Operating Income, Covenant Adjusted EBITDA and Free Cash Flow as supplemental measures of our operating profitability and to control our cash operating costs. We believe these financial measures are useful to investors because they enable better comparisons of our historical results and allow our investors to evaluate our performance based on the same metrics that we use to evaluate our performance and trends in our results. These financial metrics are not measurements of financial performance under generally accepted accounting principles, or GAAP. Our presentation of these metrics has limitations as an analytical tool and should not be considered in isolation or as a substitute for analysis of our results as reported under GAAP. You should not consider these measures as alternatives to operating income or net cash provided by operating activities, determined in accordance with GAAP. Adjusted Operating Income, Covenant Adjusted EBITDA and Free Cash Flow as presented by us may not be comparable to other similarly titled measures of other companies because not all companies use identical calculations.

Annex-1

Aramark and Subsidiaries
RECONCILIATION OF NON-GAAP MEASURES
ADJUSTED OPERATING INCOME
(Unaudited) ($ in thousands)

	Fiscal 2025	Fiscal 2024	Fiscal 2023	Fiscal 2022
Operating Income (as reported)	$791,846	$706,510	$625,028	$415,392
Amortization of Acquisition-Related Intangible Assets	124,564	107,064	89,462	82,774
Severance and Other Charges	36,432	12,960	32,813	19,606
Spin-off Related Charges	—	29,037	19,922	5,166
Gains, Losses and Settlements impacting comparability	28,322	26,647	(24,321)	(10,641)
Adjusted Operating Income	$981,164	$882,218	$742,904	$512,297

Operating Income 3-Year Compound Annual Growth Rate (as reported)	24%
Adjusted Operating Income 3-Year Compound Annual Growth Rate	24%

Annex-2

Aramark and Subsidiaries
RECONCILIATION OF NON-GAAP MEASURES
FREE CASH FLOW
(Unaudited) ($ in thousands)

	Fiscal Year Ended 10/3/2025	Fiscal Year Ended 9/27/2024
Net Cash provided by operating activities (as reported)	$921,035	$726,514
Net purchases of property and equipment and other	(466,573)	(403,480)
Free Cash Flow	$454,462	$323,034

Net Cash provided by operating activities Growth (as reported)	27%
Free Cash Flow Growth	41%

Annex-3

Aramark and Subsidiaries
RECONCILIATION OF NON-GAAP MEASURES
NET DEBT TO COVENANT ADJUSTED EBITDA
(Unaudited) ($ in thousands)

	Twelve Months Ended 10/3/25	Twelve Months Ended 9/27/24
Net Income Attributable to Aramark Stockholders (as reported)	$326,394	$262,522
Interest Expense, net	341,925	366,716
Provision for Income Taxes	103,586	102,972
Depreciation and Amortization	476,345	435,547
Share-based compensation expense(1)	58,107	62,552
Unusual or non-recurring losses and (gains)(2)	19,465	(22,752)
Pro forma EBITDA for certain transactions(3)	13,357	840
Other(4)(5)	125,579	126,581
Covenant Adjusted EBITDA	$1,464,758	$1,334,978

Net Debt to Covenant Adjusted EBITDA
Total Long-Term Borrowings	$5,405,937	$5,271,457
Less: Cash and cash equivalents and short-term marketable securities(6)	639,095	714,825
Net Debt	$4,766,842	$4,556,632
Covenant Adjusted EBITDA	$1,464,758	$1,334,978
Net Debt/Covenant Adjusted EBITDA	3.25	3.41
(1) Represents share-based compensation expense of equity awards resulting from the application of accounting for stock options, restricted stock units, performance stock units and deferred stock unit awards.
(2) The twelve months ended October 3, 2025 represents the fiscal 2025 non-cash charge for the impairment of an equity investment ($19.5 million). The twelve months ended September 27, 2024 represents the fiscal 2024 gain from the sale of the Company's remaining equity investment in the San Antonio Spurs NBA franchise ($25.1 million) and the fiscal 2024 non-cash charge for the impairment of certain assets related to a business that was sold ($2.3 million).
(3) Represents the annualizing of net EBITDA from certain acquisitions and divestitures made during the period.
(4) "Other" for the twelve months ended October 3, 2025 includes adjustments to remove the impact attributable to the adoption of certain accounting standards that are made to the calculation in accordance with the Credit Agreement and indentures ($54.2 million), severance charges ($36.4 million), contingent consideration expense related to acquisition earn outs ($11.1 million), non-cash charges for the impairments of assets ($8.9 million), the impact of hyperinflation in Argentina ($5.7 million), merger and integration charges ($4.1 million), legal charges related to an anti-trust review ($2.5 million) and other miscellaneous expenses.
(5) "Other" for the twelve months ended September 27, 2024 includes adjustments to remove the impact attributable to the adoption of certain accounting standards that are made to the calculation in accordance with the Credit Agreement and indentures ($52.2 million), charges related to the Company's spin-off of the Uniform segment ($29.0 million), non-cash adjustments to inventory based on expected usage ($21.7 million), severance charges ($13.0 million), the reversal of contingent consideration liabilities related to acquisition earn outs, net of expense ($8.1 million), a charge related to a ruling on a foreign payroll tax matter ($6.8 million), the impact of hyperinflation in Argentina ($5.4 million), non-cash charges related to the impairment of a trade name ($3.3 million), income related to non-United States governmental wage subsidies ($1.1 million) and other miscellaneous expenses.
(6) Short-term marketable securities represent held-to-maturity debt securities with original maturities greater than three months, which are maturing within one year and will convert back to cash. Short-term marketable securities are included in "Prepayments and other current assets" on the Consolidated Balance Sheets.

Annex-4

ARAMARK
2400 MARKET STREET
PHILADELPHIA, PA 19103

SCAN TO VIEW MATERIALS & VOTE

VOTE BY INTERNET
Before The Meeting - Go to **www.proxyvote.com or scan the QR Barcode above**

Use the Internet to transmit your voting instructions and for electronic delivery of information. Vote by 11:59 p.m. Eastern Standard Time on February 2, 2026. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

During The Meeting - Go to **www.virtualshareholdermeeting.com/ARMK2026**

You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions. Vote by 11:59 p.m. Eastern Standard Time on February 2, 2026. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717 so that it is received by 11:59 p.m. Eastern Standard Time on February 2, 2026.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

V81513-P38522 KEEP THIS PORTION FOR YOUR RECORDS

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. DETACH AND RETURN THIS PORTION ONLY

ARAMARK

1. Election of Directors

Nominees:	**For**	**Against**	**Abstain**
1a. Susan M. Cameron	☐	☐	☐
1b. Greg Creed	☐	☐	☐
1c. Brian M. DelGhiaccio	☐	☐	☐
1d. Richard W. Dreiling	☐	☐	☐
1e. Bridgette P. Heller	☐	☐	☐
1f. Kenneth M. Keverian	☐	☐	☐
1g. Karen M. King	☐	☐	☐
1h. Patricia E. Lopez	☐	☐	☐
1i. Stephen I. Sadove	☐	☐	☐
1j. Kevin G. Wills	☐	☐	☐
1k. John J. Zillmer	☐	☐	☐

The Board of Directors recommends you vote FOR Proposals 2 and 3.	**For**	**Against**	**Abstain**
2. To ratify the appointment of Deloitte & Touche LLP as Aramark's independent registered public accounting firm for the fiscal year ending October 2, 2026.	☐	☐	☐
3. To approve, in a non-binding advisory vote, the compensation paid to the named executive officers.	☐	☐	☐

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

The Notice and Proxy Statement and Annual Report are available at www.proxyvote.com.

V81514-P38522

Aramark
Annual Meeting of Shareholders
February 3, 2026, 10:00 AM EST
This proxy is solicited by the Board of Directors

The undersigned hereby appoint(s) John J. Zillmer, Lauren A. Harrington, and Harold B. Dichter, and each of them, as proxies, each with the power to appoint his/her substitute, and hereby authorize(s) each of them to represent and to vote, as designated on the reverse side, all of the shares of Common Stock of Aramark that the undersigned is/are entitled to vote at the Annual Meeting of Shareholders to be held at 10:00 AM, Eastern Standard Time, on February 3, 2026, live via the internet at www.virtualshareholdermeeting.com/ARMK2026, and any adjournment or postponement thereof and further authorize(s) such proxies to vote in his/her discretion upon such other matters as may properly come before such Annual Meeting and at any adjournment or postponement thereof. This proxy, when properly executed, will be voted in the manner directed herein.

If no such direction is made, this proxy will be voted in accordance with the Board of Directors' recommendations as indicated on the reverse side, and in the discretion of the proxy upon such other matters as may properly come before the Annual Meeting.

Continued and to be signed on reverse side